UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE

SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

FINDIT, INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☐ No fee required

☒ Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)	Title of each class of securities to which transaction applies:
Common Stock, par value $0.001 per share, of Findit, Inc.
Series A Preferred Stock, par value $0.001 per share, of Findit, Inc.

(2)	Aggregate number of securities to which transaction applies:
(a) 987,961,330 shares of Common Stock
(b) 4,000 shares of Series A Preferred Stock

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

Solely for purposes of calculating this filing fee, the underlying value of the transaction was determined based upon the average closing price for the month of November 2022 ( (i) 987,961,330 shares of Common Stock, multiplied by $0.01495 per share (the average of the close price of such Common Stock for the month of November 2022, as reported on the OTC Market Pinks), totaling $14,770,022 and (ii) 4,000 shares of Series A Preferred Stock, par value $0.001, totaling $4.

In accordance with Section 14(g) of the Securities Exchange Act of 1934, as amended, the filing fee was determined by multiplying 0.0001476 by the sum of the preceding sentence.

(4)	Proposed maximum aggregate value of transaction:
$14,646,355

(5)	Total fee paid:
$2,180.06

☒ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing party:
(4)	Date Filed:

FINDIT, INC.

5051 Peachtree Corners Circle, #200

Peachtree Corners, GA 30092

NOTICE OF ACTION BY WRITTEN CONSENT AND INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

January 18, 2024

Dear Stockholder:

This notice of action by written consent and the accompanying information statement (this “Information Statement”) is being furnished by the Board of Directors (the “Board”) of Findit, Inc., a Nevada corporation (“Findit”, the “Company”, “we”, “us” or “our”) to the holders of record at the close of business on January 4, 2023 of the outstanding shares of our common stock, $0.001 par value, Series A preferred stock, $0.001 par value and Series B preferred stock, $0.001 par value (together, the “Voting Securities”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The purpose of this Information Statement is to inform the Company’s stockholders that on December 29, 2022, holders of approximately 77.52% of the outstanding Voting Securities acted by written consent (the “Written Consent”) in lieu of a special meeting of stockholders to approve (i) an amendment to the Company’s Articles of Incorporation (the “Charter Amendment”) to increase the number of authorized shares of Common Stock from 500,000,000 to 4,000,000,000 (the “Share Increase”) and change the name of the Company to BioRegenx, Inc., (ii) the Agreement and Plan of Merger dated as of December 29, 2022, by and among the Company and BioRegenx, Inc. (“BioRegenx”), and subject to the satisfaction or waiver of specified conditions, the merger of BioRegenx with and into the Company, with the Company existing as the surviving corporation (the “Merger”), pursuant to which the Common Stock will, upon consummation of the Merger, be converted into the right to receive not more than (x) 987,961,330 shares of Common Stock (subject to the terms and conditions of the Merger 4,000 shares of Series A Preferred Stock (the “Preferred Stock Consideration” and, together with the Common Stock Consideration, the “Merger Consideration”). Concurrently, holder(s) of the Company’s Series A and Series B preferred shares shall retire their Series A and Series B preferred shares back into the treasury. Additionally, the stockholder consent approved, as soon as practicable, the implementation of up to a 1 for 25 reverse split of the Company’s common and preferred stock to improve the Company’s ability to attract institutional investors and analysts as well as to graduate to a senior exchange (OTCQB, NASDAQ).

Simultaneously with the close of the proposed transaction and as a condition precedent to said closing, all of the current assets and liabilities of FDIT, shall be transferred into a wholly owned subsidiary. Both parties agrees that the wholly owned subsidiary may be subsequently spun out upon yet to be determined terms. The parties acknowledge that, subsequent to the spin out, all assets and liabilities currently outstanding in FDIT, including the $150,000 SBA loan, will follow the subsidiary and will not be the responsibility of the merged entity post-closing of this transaction. Also, simultaneously with the close of the proposed transaction and as a condition precedent to said closing, the principals of the Company shall execute an option agreement with the Company relating to its acquisition of all of their shares in Classworx (CHNO), subsequent to the merger. After said closing of the merger with BioRegenx and subsequently upon exercising the option of the acquisition of CHNO, the Company’s board of directors agree to support and cause to be placed on the ballot at each election of the Company’s directors one name chosen by the current principals of CHNO which shall be a nominee to the Company’s board of directors.

Copies of the Merger Agreement and the Amendment to the Articles of Incorporation have been included as Annex A and Annex B, respectively. Approval of the Charter Amendment, the Merger Agreement, the Merger and the Share Issuances are referred to herein collectively as the “Shareholder Approved Actions.” The transactions contemplated by the Merger Agreement, are referred to herein collectively as the “Transactions.”

Under Nevada law and the Company’s Articles of Incorporation and Bylaws, adoption of the Charter Amendment, Merger Agreement and Merger, and the transactions contemplated thereby, by the Company’s stockholders required the affirmative vote or written consent of the holders of a majority of the voting power of all stock entitled to vote.

Effective December 29, 2022, Firth Family Trust (“Firth”) HVA Family Trust (“HVA Family”) and Wooeb, Inc. (Wooeb”), (together, the “Principal Stockholders”) delivered to the corporate secretary of the Company an irrevocable written consent approving the Shareholder Approved Actions. Effective December 29, 2022, the Principal Stockholders held Voting Securities representing approximately 77.52% of the voting power of all outstanding shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock. Accordingly, the adoption of the Shareholder Approved Actions by the Company’s stockholders was affected in accordance with Section 78.390 of the Nevada Revised Statutes as of December 29, 2022. No further approval of the stockholders of the Company under the Nevada Revised Statutes is required to complete the Shareholder Approved Actions. As a result, the Company has not solicited and will not be soliciting your vote for the Shareholder Approved Actions and does not intend to call a meeting of stockholders for purposes of voting on the adoption of either matter.

Pursuant to Rule 14c-2 of the Exchange Act, the actions contemplated by written consent may not be taken until February 16, 2024, which is twenty (20) calendar days following the date we first mail this Information Statement to our stockholders. The Charter Amendment will not become effective until it is filed with the Secretary of State of the State of Nevada, which will occur only if the other conditions under the Merger Agreement are satisfied.

The Board carefully reviewed and considered the terms and conditions of the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement. The Board (i)(a) determined that the Merger and the other transactions contemplated by the Merger Agreement, on the terms and subject to the conditions set forth in the Merger Agreement, are fair to, and in the best interests of, the Company and its stockholders, (b) approved and declared advisable the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, on the terms and subject to the conditions set forth in the Merger Agreement, in the Information

Statement, recommended that the holders of Common Stock and Preferred Stock vote in favor of adopting the Merger Agreement and (ii) directed that the Shareholder Approved Actions be submitted to the holders of the Common Stock for their adoption.

This notice of action by written consent and the Information Statement shall constitute notice to you from the Company that the Shareholder Approved Actions have been adopted by the holders of a majority of the voting power of all stock entitled to vote by written consent in lieu of a meeting in accordance with Section 78.390 of the Nevada Revised Statutes.

FINDIT IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND FINDIT A PROXY.

PLEASE NOTE THAT THE PRINCIPAL STOCKHOLDERS OF FINDIT HAVE VOTED TO APPROVE AND ADOPT THE SHAREHOLDER APPROVED ACTIONS. THE NUMBER OF VOTES HELD BY THE PRINCIPAL STOCKHOLDERS IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT UNDER THE NEVADA REVISED STATUTES FOR THESE ACTIONS AND CONSEQUENTLY, NO ADDITIONAL VOTES WILL BE NEEDED TO APPROVE THESE TRANSACTIONS. THE CORPORATE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT REQUIRED SHAREHOLDER APPROVAL FROM THE HOLDERS OF OUR OUTSTANDING COMMON STOCK BECAUSE OF THE REQUIREMENTS OF NEVADA LAW.

The Information Statement accompanying this letter provides you with more specific information concerning the Charter Amendment, the Merger Agreement and the other transactions contemplated by the Merger Agreement. We encourage you to carefully read this Information Statement and the copy of the Merger Agreement included as Annex A to the Information Statement.

By order of the Board of Directors

Thomas Powers

Chief Executive Officer

The Merger has not been approved or disapproved by the U.S. Securities and Exchange Commission or any state securities or other regulatory agency. Neither the U.S. Securities and Exchange Commission nor any state securities or other regulatory agency has passed upon the merits or fairness of the Merger or upon the adequacy or accuracy of the information contained in this document or the Information Statement. Any representation to the contrary is a criminal offense.

The Information Statement is dated January 18, 2024 and is first being mailed to our stockholders on or about January 26, 2024.

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FINDIT, INC.

5051 Peachtree Corners Circle, #200

Peachtree Corners, GA 30092

INFORMATION STATEMENT

This information statement and notice of action by written consent (collectively, this “Information Statement”) contains information relating to (i) an amendment to the Company’s Articles of Incorporation (the “Charter Amendment”) to increase the number of authorized shares of Common Stock from 500,000,000 to 4,000,000,000 (the “Share Increase”) and change the name of the Company to BioRegenx, Inc., (ii) the Agreement and Plan of Merger effective December 29, 2022 (the “Merger Agreement”), by and among the Company and BioRegenx, Inc. (“BioRegenx”), and subject to the satisfaction or waiver of specified conditions, the merger of BioRegenx with and into the Company, with the Company existing as the surviving corporation (the “Merger”), pursuant to which the Common Stock will, upon consummation of the Merger, be converted into the right to receive not more than (x) 987,961,330 shares of Common Stock (subject to the terms and conditions of the Merger Agreement) (such shares of Common Stock, the “Common Stock Consideration”) and (y) 4,000 shares of Series A Preferred Stock (the “Preferred Stock Consideration” and, together with the Common Stock Consideration, the “Merger Consideration”). Concurrently, holder(s) of the Company’s Series A and Series B preferred shares shall retire their Series A and Series B preferred shares back into the treasury. Additionally, the stockholder consent approved, as soon as practicable, the implementation of up to a 1 for 25 reverse split of the Company’s common and preferred stock to improve the Company’s ability to attract institutional investors and analysts as well as to graduate to a senior exchange (OTCQB, NASDAQ).

Simultaneously with the close of the proposed transaction and as a condition precedent to said closing, all of the current assets and liabilities of FDIT, shall be transferred into a wholly owned subsidiary. Both parties agrees that the wholly owned subsidiary may be subsequently spun out upon yet to be determined terms. The parties acknowledge that, subsequent to the spin out, all assets and liabilities currently outstanding in FDIT, including the $150,000 SBA loan, will follow the subsidiary and will not be the responsibility of the merged entity post-closing of this transaction. Also, simultaneously with the close of the proposed transaction and as a condition precedent to said closing, the principals of the Company shall execute an option agreement with the Company relating to its acquisition of all of their shares in Classworx (CHNO), subsequent to the merger. After said closing of the merger with BioRegenx and subsequently upon exercising the option of the acquisition of CHNO, the Company’s board of directors agree to support and cause to be placed on the ballot at each election of the Company’s directors one name chosen by the current principals of CHNO which shall be a nominee to the Company’s board of directors.

The Charter Amendment, the Merger Agreement and the transactions contemplated thereby and the Share Issuances are referred to herein collectively as the “Shareholder Approved Actions.” The Merger Agreement, the Subscription Agreement, the Shareholders Agreement, the Charter Amendment and the Certificate of Designations (as further described below) are referred to herein collectively as the “Transaction Documents” and, the transactions contemplated thereby, including the Share Issuances, the “Transactions.” We are furnishing this Information Statement to stockholders of the Company pursuant to applicable provisions of Nevada law and certain securities regulations. The Information Statement is dated January 18, 2024 and is first being mailed to our stockholders on or about January 26, 2024.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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SUMMARY

This summary highlights selected information in this Information Statement and may not contain all of the information about the Transactions that is important to you. We have included page references in parentheses to direct you to more complete descriptions of the topics presented in this summary. You should carefully read this Information Statement in its entirety, including the annexes hereto and the other documents to which we have referred you, for a more complete understanding of the Transactions. You may obtain, without charge, copies of documents incorporated by reference into this Information Statement by following the instructions under the section of this Information Statement entitled “Where You Can Find Additional Information” beginning on page 131.

The Parties

Findit, Inc. owns Findit.com and the Findit App that is available in Android and IOS through the Google Play Store and the Apple App store. Findit.com and the Findit App operate as a Social Media Content Management Platform, that includes its own interactive search engine. Members can utilize Findit search to submit URLs they want Findit to index in Findit search results. Nonmembers can come to Findit and enter search queries, Findit returns matching search results from content posted in Findit along with outside web pages that have been submitted.

BioRegenx, Inc. was created to integrate leading-edge companies into one synergistic platform offering 360-degree solutions for health improvement. BioRegenx provides single-source development, marketing, and education, and offers multiple sales channel deployment. Integrated data is compiled in a secure cloud-based platform and is focused on comprehensive microcirculation, epigenetic, and metabolic profiles. These profiles generate both actionable and comprehensive test result dashboards for the physician. Individual patients have access to personalized mobile apps that are integrated to track improvements and measurable results from their personalized action plan. The result: improved vitality and longevity. This data allows researchers, governments, insurance plans and employers access to real data to improve employee health and reduce the costs.

Please see the section of this Information Statement entitled “The Parties” beginning on page 22.

The Merger

The Company and BioRegenx entered into the Merger Agreement effective December 29, 2022. A copy of the Merger Agreement is included as Annex A to this Information Statement. Under the terms of the Merger Agreement, subject to the satisfaction or waiver of specified conditions, BioRegenx will be merged with and into the Company (the “Merger”) in accordance with the applicable provisions of the Nevada Revised Statutes. As a result of the Merger, the separate existence of BioRegenx shall cease and the Company shall continue its existence under the laws of the State of Nevada as the surviving entity (in such capacity, the Company is sometimes referred to herein as the “surviving corporation”).

At the effective time of the Merger (defined below under “The Merger Agreement—Closing and Effective Time of the Merger”), all of the equity of BioRegenx (the “BioRegenx Equity”) that is issued and outstanding immediately prior to the effective time of the Merger, will be converted into the right to receive not more than (x) 987,961,330 shares of Common Stock (subject to the terms and conditions of the Merger Agreement) (such shares of Common Stock, the “Common Stock Consideration”) and (y) 4,000 shares of Series A Preferred Stock (the “Preferred Stock Consideration” and, together with the Common Stock Consideration, the “Merger Consideration”). Please see the section of this Information Statement entitled “The Merger” beginning on page 22.

The Series A Preferred Stock and the Series B Preferred Stock will be returned to the treasury as more particularly described in the section of this Information Statement entitled “The Merger” beginning on page 22.

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Recommendation of the Board; Reasons for the Merger

After careful consideration, the Company’s Board of Directors (the “Board”) approved the Merger Agreement and recommended the approval of the Shareholder Approved Actions by the Company’s stockholders.

The Board believes that the Merger Agreement and the Merger are advisable and in the best interests of the Company and its stockholders. For a discussion of the material factors that the Board considered in determining to approve the Merger Agreement, please see the section of this Information Statement entitled “The Merger—Reasons for the Merger” beginning on page 24.

Approval of the Merger; Record Date; Action by Stockholder Consent

Effective December 29, 2022, Firth Family Trust (“Firth”) HVA Family Trust (“HVA Family”) and Wooeb, Inc. (Wooeb”), (together, the “Principal Stockholders”), delivered to the corporate secretary of the Company an irrevocable written consent approving the Shareholder Approved Actions (the “Written Consent”). As of December 29, 2022, the Principal Stockholders held voting securities representing approximately 77.52% of the voting power of all outstanding shares of Common Stock, Series A and Series B Preferred Stock. Accordingly, the approval of the Shareholder Approved Actions by the Company’s stockholders was affected in accordance with the Nevada Revised Statutes effective December 29, 2022. No further approval of the stockholders of the Company is required to approve the Shareholder Approved Actions. As a result, the Company has not solicited and will not be soliciting your vote for the approval of the Shareholder Approved Actions and does not intend to call a meeting of stockholders for purposes of voting on the approval of the Shareholder Approved Actions. If the Merger Agreement is terminated in accordance with its terms, the Written Consent will be of no further force and effect.

Federal securities laws state that the Shareholder Approved Actions may not be completed until twenty (20) days after the date of mailing of this Information Statement to the Company’s stockholders. Therefore, notwithstanding the execution and delivery of the Written Consent (which was obtained concurrently with the execution of the Merger Agreement), the Shareholder Approved Actions will not occur until that time has elapsed. We currently expect the Merger to be completed before the end of the first quarter of 2024, subject to certain government regulatory reviews and approvals and the satisfaction of the other conditions to closing in the Merger Agreement. However, there can be no assurance that the Merger will be completed on or prior to that time, or at all.

This Information Statement shall constitute notice to you from the Company that the Shareholder Approved Actions have been adopted by the holders of a majority of the voting power of the Common Stock and Preferred Stock by written consent in lieu of a meeting in accordance with the Nevada Revised Statutes.

Please see the section of this Information Statement entitled “The Merger Agreement—Required Approval of the Merger; Record Date; Action by Stockholder Consent” beginning on page 25.

Certain Effects of the Merger

Upon the consummation of the Merger, BioRegenx will be merged with and into the Company, and the Company shall continue its existence under the laws of the State of Nevada as the surviving corporation. At the effective time of the Merger, all of the property, rights, privileges, powers, and franchises of the Company and BioRegenx will vest in the Company, as the surviving corporation, and all debts liabilities, obligations, restrictions, disabilities, and duties of the Company and BioRegenx shall become the debts, liabilities, obligations, restrictions, disabilities, and duties of the Company, as the surviving corporation.

Please see the section of this Information Statement entitled “The Merger—Certain Effects of the Merger” beginning on page 26.

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Governance Matters After the Merger

Following the effective time of the Merger, Ray Firth shall resign as an officer and director and Thomas Powers shall resign as an officer of the Company, the directors of BioRegenx shall be the directors of the Company along with Thomas Powers, and William Resides, Gary Hennerberg, Dan Cortes, Sherri Adams and Bob Doran shall be the officers of the Company after the effective time of the Merger.

Please see the section of this Information Statement entitled “The Merger—Governance Matters After the Merger” beginning on page 26.

Effects on the Company if the Merger is Not Completed

If the Merger is not completed for any reason, the Company and BioRegenx will remain separate, independent companies and the holder of the BioRegenx Equity will continue to own the BioRegenx Equity.

Please see the section of this Information Statement entitled “The Merger—Effects on the Company if the Merger is Not Completed” beginning on page 28.

Conditions to the Merger

Mutual Conditions

Pursuant to the Merger Agreement each party’s obligation to effect the Merger is subject to the satisfaction or waiver (if permissible under applicable law), on or prior to the closing date of the Merger, which we refer to as the “Closing Date”, of the following conditions:

•	no governmental authority having jurisdiction over any party shall have issued any order, decree, ruling, injunction or other action that is in effect (whether temporary, preliminary or permanent) restraining, enjoining or otherwise prohibiting the consummation of the Merger and no law shall have been adopted that makes consummation of the Merger illegal or otherwise prohibited;
•	this Information Statement shall have been mailed to the Company’s stockholders at least twenty (20) days prior to the Closing Date and the issuance of the Merger Consideration shall be permitted by Regulation 14C of the Exchange Act (including Rule 14c-2 promulgated under the Exchange Act);
•	all of the current assets and liabilities of FDIT, shall be transferred into a wholly owned subsidiary. Both parties agrees that the wholly owned subsidiary may be subsequently spun out upon yet to be determined terms, except that the parties agree that no spin out shall occur until the outstanding $150,000 EIDL loan is repaid in full. The parties acknowledge that, subsequent to the spin out, all assets and liabilities currently outstanding in FDIT will follow the subsidiary and will not be the responsibility of the merged entity post-closing of this transaction.
•	the Principals of FDIT shall execute an option agreement with FDIT relating to its acquisition of all of their shares in Classworx (CHNO), subsequent to the merger. The option shall be on terms comparable to those agreed to in this Agreement. After said closing of merger with FDIT and subsequently upon exercising the option of the acquisition of ClassWorx, the Board of Directors agree to support and cause to be placed on the ballot at each election of Directors one name chosen by the current principals of Classworx which shall be a nominee to the current Board of Directors of the Company.

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Additional Conditions of the Obligations of Findit

(a) Accuracy of Representations. The representations of Findit in the Merger Agreement or in any Exhibit hereto shall be true and accurate in all material respects at and as of Closing with the same effect as if made at and as of Closing, except as affected by the transactions contemplated hereby.

(b) Performance of Agreements. Findit shall have performed all obligations and agreements and complied with all covenants in this Agreement to be performed and complied with by it at or before Closing.

(c) Retirement of Series A and Series B preferred shares. Findit shall have retired the issued and outstanding Series A and Series B preferred shares, in accordance with the authorization from the Series A and Series B preferred shareholders.

(d) Receipt of Findit Common Stock. Findit shall have delivered to BioRegenx at Closing, certificates (or book entry) representing not more than nine hundred eighty seven million, nine hundred sixty one thousand, three hundred thirty (987,961,330) common shares and four thousand (4,000) Series A preferred shares issued in the name of the shareholders of BioRegenx.

(e) Officer's Certificate. BioRegenx shall have received a certificate executed by an executive officer of Findit, dated as of Closing, reasonably satisfactory in form and substance to BioRegenx certifying that the conditions stated in the Merger Agreement have been satisfied.

(f) Legal Proceedings. There shall be no Legal Requirement, and no judgment shall have been entered and not vacated by any governmental authority of competent jurisdiction and no litigation shall be pending which restrains, makes illegal or prohibits consummation of the transactions contemplated hereby.

(g) Consents. BioRegenx shall have obtained evidence, in form and substance satisfactory to it, that there has been obtained all consents, approvals and authorizations required by the Merger Agreement.

(h) Resignation of Officers and Directors. Each of the officers and directors of Findit whose written resignation BioRegenx has requested shall have delivered to BioRegenx effective as of the Closing.

(i) Legal Matters Satisfactory to BioRegenx's Counsel. All actions, proceedings, instruments and documents required to carry out the transactions contemplated by this Agreement or incidental thereto and all related legal matters shall be reasonably satisfactory to and approved by BioRegenx's counsel, and such counsel shall have been furnished with such certified copies of actions and proceedings and such other instruments and documents as it shall have reasonably requested. Additionally, the principals of Findit, Inc. shall have executed an option agreement with Findit, Inc. relating to its acquisition of all of their shares in Classworx (CHNO), subsequent to the merger.

Additional Conditions of the Obligations of BioRegenx

(a) Accuracy of Representations. The representations of BioRegenx in the Merger Agreement or in any Exhibit thereto shall be true and accurate (in all material respects) at and as of Closing with the same effect as if they were made at and as of Closing, except as affected by the transactions contemplated hereby.

(b) Performance of Agreements. BioRegenx shall have performed all obligations and agreements and complied with all covenants in the Merger Agreement or in any Transaction Document to which it is a party to be performed and complied with by it at or before Closing.

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(a) Delivery of BioRegenx Stock. BioRegenx shall have delivered at Closing, certificate/book entry representing all of its outstanding common shares and Series A preferred shares.

(d) Officer's Certificate. Findit shall have received a certificate executed by an executive officer of BioRegenx, dated as of Closing, reasonably satisfactory in form and substance to Findit, certifying that the conditions stated in the Merger have been satisfied.

(e) Legal Proceedings. There shall be no Legal Requirement, and no judgment shall have been entered and not created by any governmental authority of competent jurisdiction and no litigation shall be pending which,

(i)	restrains, make illegal or prohibits consummation of the transactions contemplated hereby, or

(ii)	could have a material adverse effect upon the operations or financial condition of BioRegenx.

(f) Consents. Findit shall have received evidence, in form and substance satisfactory to it, that there have been obtained all consents, approvals, and authorizations required by the Merger Agreement.

(g) Legal Matters Satisfactory to Findit and its Representatives. All actions, proceedings, instruments and documents required to carry out the transactions contemplated by this Agreement or incidental thereto and all related legal matters shall be reasonably satisfactory to and approved by Findit's counsel, and such counsel shall have been furnished with such certified copies of actions and proceedings and such other instruments and documents as it shall have reasonably requested.

Please see the section of this Information Statement entitled “The Merger Agreement—Conditions to the Merger” beginning on page 37.

As further discussed under the section titled “Risk Factors,” the Company cannot be certain when, or if, the conditions of the Merger will be satisfied or waived, or that the Merger will be completed.

Termination

The Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the effective time in the following circumstances:

•	by mutual written consent of the Company and BioRegenx;

•	by the Company:

○	in the event of certain breaches of the Merger Agreement by BioRegenx; provided that the Company is not then in material breach of any representation, warranty or covenant contained in the Merger Agreement; provided, further, that said breach by BioRegenx cannot be or has not been cured pursuant to the terms of the Merger Agreement.

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•	by BioRegenx:

○	in the event of certain breaches of the Merger Agreement by the Company; provided that BioRegenx is not then in material breach of any representation, warranty or covenant contained in the Merger Agreement provided, further, that said breach by the Company cannot be or has not been cured pursuant to the terms of the Merger Agreement; or

○	upon written notice to the Company stating that all conditions to closing of the transactions contemplated by the Merger Agreement shall have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the closing) and that BioRegenx is ready willing and able to consummate the transactions contemplated under the Merger Agreement and, following receipt of such written notice, that the Company fails to consummate the transactions contemplated under the Merger Agreement within five (5)business days.

Please see the section of this Information Statement entitled “The Merger Agreement—Termination” beginning on page 38.

Amendment to Articles of Incorporation

Prior to the Closing Date of the Merger, the Company will file the Charter Amendment with the Secretary of State of the State of Nevada to increase the number of authorized shares of Common Stock from 500,000,000 to 4,000,000,000 in order to ensure there are enough shares of Common Stock to provide for the Share Issuances.

Please see the section of this Information Statement entitled “Amendment to the Articles of Incorporation” beginning on page 45.

Reverse Stock Split

As soon as practicable, the Company intends to the implement up to a 1 for 25 reverse split of the Company’s common and preferred stock to improve the Company’s ability to attract institutional investors and analysts as well as to graduate to a senior exchange (OTCQB, NASDAQ).

Please see the section of this Information Statement entitled “Reverse Stock Split” beginning on page 46.

Material U.S. Federal Income Tax Consequences

For U.S. federal income tax purposes, the exchange of property for Common Stock and Series A Preferred Stock, effected pursuant to the Merger are intended to qualify together as an “exchange” described in Section 351 of the Internal Revenue Code of 1986, as amended (the “Code”). If the Exchanges, taken together, qualify as an “exchange” within the meaning of Code Section 351(a), then holders of Common Stock receiving Common Stock and Series A Preferred Stock in the Merger, if any, (“Exchangor(s)”) should not recognize any gain or loss for U.S. federal income tax purposes as a result of the Merger.

For a more detailed discussion, see “The Merger—Material U.S. Federal Income Tax Consequences of the Merger” on page 29.

Tax matters can be complicated and the tax consequences of the Merger to any particular holder of Common Stock and Series A Preferred Stock will depend on such holder’s particular facts and circumstances. Holders of Common Stock and Series A Preferred Stock should consult their own tax advisors to determine the tax consequences of the Merger to them, including the effects of U.S. federal, state, local and foreign tax laws.

Please see the section of this Information Statement entitled “The Merger—Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 29 for a more complete discussion of the material U.S. federal income tax consequences of the Merger.

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Accounting Treatment of the Merger

The Company prepares its financial statements in accordance with GAAP and its pro forma financial statements as required by the SEC Article 11 of Regulation S-X. The Merger will be accounted for as an acquisition under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 805, Business Combinations, with BioRegenx being considered the acquirer of the Company for accounting purposes.

Please see the section of this Information Statement entitled “The Merger—Accounting Treatment of the Merger” beginning on page 31.

Risk Factors

An investment in the Company, as the surviving corporation, may include different risks than an investment in the Company on a stand-alone basis. You should carefully review the risks described in the section entitled “Risk Factors” beginning on page 19 together with all of the other information included in this Information Statement.

Additional Information

You can find more information about the Company in the periodic reports and other information we file with the U.S. Securities and Exchange Commission (the “SEC”). The information is available at the website maintained by the SEC at www.sec.gov.

Please see the section of this Information Statement entitled “Where You Can Find Additional Information” beginning on page 131.

Selected Historical Consolidated Financial Data of Findit

The historical financial data presented in the table below sets forth the Company’s selected historical financial information that has been derived from (i) the Company’s financial statements as of and for each of the two years ended December 31, 2022 and 2021, and (ii) the Company’s unaudited condensed financial statements as of and for the three and nine months ended September 30, 2023 and 2022. The financial results are not necessarily indicative of our future operations or future financial results. The data presented below is only a summary and is not necessarily indicative of our future operations nor does it include the effects of the Merger. You should read this financial information in conjunction with our financial statements, the notes thereto, and the sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, all which are incorporated into this Information Statement by reference.

8

Statement of Operations Data:

	Years Ended December 31,
	2022	2021
Revenues:
Findit Services	$42,159	$197,447
Findit Services – Related Party	–	–
Sales of Essential Oils	–	1,137
Total Revenues	42,159	198,584

Cost of Goods Sold:
Purchases of Materials & Supplies	–	554
Cost of Goods Sold – related party	–	–
Total Cost of Goods Sold	–	554

Gross Margin	42,159	198,030

Operating Expenses:
Advertising, Marketing & Press Release Expenses	6,043	7,383
Amortization Expense	5,932	4,449
Consulting Services	–	6,350
Content Writing	21,750	43,100
General and Administrative Expense	27,647	81,115
Professional Fees	27,928	60,231
Programming Fees	9,735	111,270
Web Design and Hosting Expense	21,432	49,250

Loss from Operations	(78,308)	(165,118)

Total Operating Expenses	120,467	363,148

Other Expense
Loss on conversion of debt-related party	–	–
Interest Expense	–	–

Other Income:
Other Income	–	68,245
Loss on Impairment of Investment	–	–
Total Other Income	–	68,245

Loss Before Provision for Income Tax	(78,308)	(96,873)
Provision for Income Tax	–	–
Net Loss	(78,308)	(96,873)

Other Comprehensive Income (Loss)
Unrealized (loss) gain on available-for-sale securities	(39,000)	(165,000)
Total Comprehensive Loss	$(117,308)	$(261,873)

Loss Per Share, Basic and Diluted	$(0.00)	$(0.00)
Weighted Average Shares Outstanding,
Basic and Diluted	269,745,006	269,745,006

9

FINDIT, INC.

STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Revenues:
Findit Services	$3,690	$11,283	$17,175	$33,245

Operating Expenses:
Advertising and Marketing Expenses	–	–	245	6,043
Amortization Expense	1,483	1,483	4,449	4,449
Consulting Services	–	–	81,600	–
Content Writing	–	–	–	21,750
General and Administrative Expense	1,003	6,374	12,061	20,884
Professional Fees	–	836	1,800	27,613
Programming Fees	–	1,100	700	9,150
Web Design and Hosting Expense	2,849	3,681	12,762	16,129
Total Operating Expenses	5,335	13,474	113,617	106,018

Loss from Operations	(1,645)	(2,191)	(96,442)	(72,773)

Other Expense:
Loss on conversion of debt – related party	–	–	(453,232)	–
Interest Expense	(2,046)	–	(6,178)	–
Total Other Expense	(2,046)	–	(459,410)	–

Loss Before Provision for Income Tax	(3,691)	(2,191)	(555,852)	(72,773)
Provision for Income Tax	–	–	–	–
Net Loss	(3,691)	(2,191)	(555,852)	(72,773)

Other Comprehensive Income (Loss)
Unrealized gain (loss) on available-for-sale securities	(50,800)	20,400	(20,800)	(39,000)
Total Comprehensive Income (Loss)	$(54,491)	$18,209	$(576,652)	$(111,773)

Income (Loss) Per Share, Basic and Diluted	$(0.00)	$0.00	$(0.00)	$(0.00)
Weighted Average Shares Outstanding, Basic and Diluted	269,745,006	269,745,006	269,745,006	269,745,006

10

Balance Sheet Data:

	December 31, 2022	December 31, 2021	September 30, 2023	September 30, 2022
Cash and cash equivalents	$676	$24,358	$758	$676
Accounts Receivable	–	–	–	–
Domain Name & Website, net of amortization of $55,598 and $51,509, respectively	37,473	43,404	33,023	37,473
Investment in Chill N Out Chryotherapy – related party	21,000	60,000	200	21,000
Total other assets	58,473	103,404	–	–
Total assets	$59,149	$127,762	$33,981	$59,149
Total debt	$260,691	$211,996	$240,534	$64,880
Stockholders’ deficit	$(201,542)	$(84,234)	$(206,553)	$(201,542)

Cash Flow Data:

	December 31		Nine Months Ended	Nine Months Ended
	2022	2021	September 30, 2023	September 30, 2022
Cash flows used for operating activities	(64,652)	(119,517)	(1,608)	(60,288)
Cash flows used for investing activities	–	–	–	–
Cash flows provided by financing activities	40,970	50,000	1,690	37,471

Selected Historical Financial Data of BioRegenx

The selected historical financial data of BioRegenx as of December 31, 2022 and 2021 were derived from the audited historical consolidated financial statements of BioRegenx, Inc. included elsewhere in this Information Statement. The selected historical financial data of BioRegenx, Inc. as of and for the nine months ended September 30, 2023 and 2022 are derived from the unaudited interim financial statements of BioRegenx included elsewhere in this Information Statement.

The information set forth below is only a summary and is not necessarily indicative of the results of future operations nor does it include the effects of the Merger. You should read the following selected data in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations of BioRegenx” and BioRegenx’s historical financial statements and related notes included elsewhere in this Information Statement.

11

Statement of Operations Data:

	For the Years Ended December 31,		For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2022	2021	2023	2022	2023	2022
Revenues:
Net sales	$2,437,323	$2,990,772	$794,544	$445,796	$2,733,407	$1,770,686
Cost of Sales	797,438	2,063,206	223,343	115,506	800,004	545,642
Gross Profit	1,639,885	1,917,894	571,201	330,290	1,933,403	1,225,044
Operating Expenses:
Distributors incentives	265,283	479,816	76,152	37,351	395,752	167,106
Selling, general and administrative	3,260,988	3,885,840	700,186	700,541	2,407,975	2,461,774
Impairment expense	–	830,763	–	–	–	–
Total Operating Expenses	3,526,271	5,196,418	776,338	737,892	2,803,727	2,628,880
Loss from Operations	(1,886,386)	(3,278,524)	(205,137)	(407,602)	(870,324)	(1,403,836)

Other Income (Expense):
Interest income	159	25,538	–	1	2	119
Interest expense and financing costs	(338,103)	(341,037)	(50,482)	(55,609)	(146,057)	(279,613)
Gain (loss) on sale of investments	–	390	–	–	–	–
Loan forgiveness PPP	–	53,387	–	–	–	–
Total Other Expenses	(337,944)	(261,722)	(50,482)	(55,608)	(146,055)	(279,494)
Loss Before Provision for Income Tax	(2,224,330)	(3,540,246)	(255,619)	(463,210)	(1,016,379)	(1,683,330)
Provision for Income Tax	–	–	–	–	–	–
Net Loss	$(2,224,330)	$(3,540,246)	$(255,619)	$(463,210)	$(1,016,379)	$(1,683,330)
Loss Per Share, Basic and Diluted	$(0.06)	$(0.10)	$(0.01)	$(0.01)	$(0.03)	$(0.04)
Weighted Average Shares Outstanding, - Basic and Diluted	37,885,029	35,266,678	38,797,177	38,546,863	38,797,177	38,546,863

12

Balance Sheet Data:

	December 31, 2022	December 31, 2021	September 30, 2023	September 30, 2022
Cash and cash equivalents	$616,696	$882,112	$57,963	$616,696
Accounts Receivable	11,439	985	9,997	11,439
Inventories	653,291	653,291	465,050	404,471
Prepaid expenses and other current assets	580,840	349,281	520,561	580,840
Total assets	$1,631,943	$1,919,964	$1,053,571	$1,613,446
Total debt	$3,248,325	$5,180,176	$3,097,904	$3,428,325
Stockholders’ Deficit	$(1,796,382)	$(3,260,212)	$(1,977,975)	$(1,796,382)

Cash Flow Data:

	December 31		Nine Months Ended	Nine Months Ended
	2022	2021	September 30, 2023	September 30, 2022
Cash flows used for operating activities	$(2,093,274)	$(2,948,941)	$(1,608)	$(60,288)
Cash flows used for investing activities	–	(23,600)	–	–
Cash flows provided by financing activities	1,827,858	3,261,740	1,690	37,471

Summary Selected Unaudited Pro Forma Combined Financial Information

The following selected unaudited pro forma combined consolidated statements have been prepared to reflect the effects of the Merger on the financial statements of the Company. The unaudited pro forma combined statements of operations for the nine months ended September 30, 2023 and the year ended December 31, 2022 give effect to the Merger and related transactions as if these transactions had been completed on January 1, 2022.

The following selected unaudited pro forma combined consolidated financial information is not necessarily indicative of the results that might have occurred had the Merger taken place on January 1, 2023 for statement of operations purposes or on September 30, 2023 for balance sheet purposes, and is not intended to be a projection of future results. Future results may vary significantly from the results reflected because of various factors, including those discussed in the section entitled “Risk Factors.” The following selected unaudited pro forma combined consolidated financial information should be read in conjunction with the section entitled “Unaudited Pro Forma Combined Financial Statements” and related notes included in this Information Statement.

13

Statement of Operations (Unaudited)	Nine Months Ended September 30, 2023	Year Ended December 31, 2022
Revenue
Net Sales	$2,750,582	$2,479,482
Costs of Goods Sold	800,004	797,438
Gross Profit	1,950,578	1,682,044
Costs and Operating Expenses:
All selling, general and administrative	2,833,944	3,592,493
Impairment expense	–	–
Total Costs and Operating Expenses	152,233	4,389,931
Loss from Operations	(883,366)	(1,910,449)
Other expense and comprehensive losses, net	(152,433)	(359,262)
Total Comprehensive Loss	$(1,035,799)	$(2,269,393)

Balance Sheet (Unaudited)	Nine Months Ended September 30, 2023
Assets
Cash and cash equivalents	$58,721

Accounts receivable	9,997
Inventories	465,050
Prepaid and other current assets	520,561
Property and equipment (net	14,917
Goodwill (net)	505,000
Other assets	84,664
Total Assets	$1,658,910
Liabilities and stockholders' deficit
Total Debt	$3,338,438
Total Stockholders' Deficit	(1679,528)
Total Liabilities and Stockholders' Deficit	$1,658,910

14

QUESTIONS AND ANSWERS ABOUT THE MERGER AND THE CHARTER AMENDMENT

The following questions and answers are intended to briefly address some commonly asked questions regarding the Merger and Charter Amendment. These questions and answers may not address all questions that may be important to you as a stockholder. You should read the more detailed information contained elsewhere in this Information Statement, the annexes to this Information Statement and the documents referred to or incorporated by reference in this Information Statement.

Q:Why am I receiving this Information Statement?

A:Effective December 29, 2022, the Company entered into the Merger Agreement with BioRegenx, and the Principal Stockholders approved the Shareholder Approved Actions. Prior to the Closing Date, the Company will need to amend its Articles of Incorporation to increase the number of authorized shares of Common Stock in order to provide for the Share Issuances. The filing of the Charter Amendment with the Secretary of State of the State of Nevada is being undertaken solely for the purposes of effecting the Merger Agreement. Applicable provisions of Nevada law and certain securities regulations require us to provide you with information regarding the Shareholder Approved Actions, even though your vote or consent is neither required nor requested to adopt the Charter Amendment or Merger Agreement or to complete the Shareholder Approved Actions.

Q:If the Merger occurs, what happens to my shares of Common Stock in the Company?

A:Your ownership of shares of Common Stock will not change as a result of the Closing. There will be neither any exchange of nor any new consideration received for your shares of Common Stock. All of the preferences, relative rights and other rights you have in your shares of Common Stock will be unaffected.

Q:When is the Merger expected to close?

A:The closing of the Merger cannot occur until 20 days after the Company mails this Information Statement to its stockholders, assuming all of the other closing conditions specified in the Merger Agreement have been satisfied. We currently expect the Transactions to be completed before the end of the first quarter of 2024, subject to certain government regulatory reviews and approvals and the satisfaction of the other conditions to closing in the Transaction Documents. However, there can be no assurance that the Transactions will be completed on or prior to that time, or at all.

Q:Why has it taken so long since the Merger was approved for the Merger to close.

A:The Company’s Principal Stockholders approved the Merger on December 29, 2022. The closing of the Merger has been delayed due to the continued delay by BioRegenx to complete the necessary audited and unaudited financial statements. BioRegenx has completed the necessary audited and unaudited financial statements and the Parties are moving to close as soon as possible.

Q:What happens if the Merger does not close?

A:If the Merger does not close for any reason, the holder of the BioRegenx Equity will not receive any payment in connection with the Merger. Instead, the Company and BioRegenx will remain separate, independent companies. In addition, if the closing of the Merger does not occur, the Charter Amendment will not be filed with the Secretary of State of the State of Nevada and will not become effective.

15

Q:Why did the Board approve the Merger and the Merger Agreement?

A:After careful consideration and evaluation of the Merger, our Board approved and declared advisable the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement.

For a discussion of the factors that the Board considered in determining to approve the Merger Agreement, please see the section of this Information Statement entitled “The Merger—Reasons for the Merger.”

Q:What factors did the Board consider in evaluating the Merger Agreement and the Merger?

A:In evaluating the Merger, the Board consulted with Findit’s management, as well as Findit’s legal and financial advisors, and considered a number of factors, weighing both perceived benefits of the Merger as well as potential risks of the Merger. In the course of its deliberations, the Board considered a variety of factors and information that it believes support its determinations and recommendations, including the following (which are not all-inclusive and not necessarily presented in order of relative importance):

•	The Company’s expectation that the Merger will provide significant EBITDAX accretion as a result of enhanced capital efficiency and operating margins.
•	The Company’s expectation that the combination will materially enhance the Company’s financial, operational, and credit metrics.
•	The attractiveness of the Merger to the Company in comparison to other acquisition opportunities reasonably available to the Company, including BioRegenx’s desirable asset quality, potential synergies between the companies, accretive cash flow and the immediate actionability of the BioRegenx acquisition opportunity.
•	The recommendation of the Merger by the Company’s management team.
•	That the Company’s Board believes the restrictions imposed on the Company’s business and operations during the pendency of the Merger are reasonable and not unduly burdensome.
•	The likelihood of consummation of the Merger and the Board’s evaluation of the likely time period necessary to close the Merger.
•	That the addition of the seven directors to the Company’s Board in connection with the Merger will add further valuable expertise and experience and in-depth familiarity with BioRegenx to the Company’s Board, which will enhance the likelihood of realizing the strategic benefits that the Company expects to derive from the Merger.

The foregoing factors are some of the principal factors considered by the Board. The Board did not assign relative weights to the factors it considered or determine that any factor was of particular importance. For a discussion of the factors that the Board considered in determining to approve the Merger Agreement, please see the section of this Information Statement entitled “The Merger—Reasons for the Merger.”

Q:Is the approval of stockholders necessary to adopt the Merger Agreement and Charter Amendment? Why am I not being asked to vote on the Merger Agreement and Charter Amendment?

A:Under Nevada law, the approval of the Merger Agreement, the Merger and the Charter Amendments requires approval by the Board and a majority of the outstanding shares of the Common Stock voting as a single class. Per the Nevada Revised Statutes, stockholder approval may be had at a stockholders’ meeting or by written consent in lieu of a stockholders’ meeting. The stockholder approval was obtained effective December 29, 2022, the date on which the Principal Stockholders delivered to the corporate secretary of the Company the Written Consent adopting the Shareholder Approved Actions. As of December 29, 2022, the Principal Stockholders held approximately 77.52% of the voting power of all outstanding shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock. Accordingly, the approval of the Shareholder Approved Actions by the Company’s stockholders was effected in accordance with the Nevada Revised Statutes.

No further approval of the stockholders of the Company is required to adopt the Shareholder Approved Actions. As a result, the Company has not solicited and will not be soliciting your vote for the approval of the Shareholder Approved Actions and does not intend to call a meeting of stockholders for purposes of voting on the approval of the Shareholder Approved Actions.

16

Q:Am I entitled to appraisal rights in connection with the Merger?

A:As no further stockholder approval is required for the Shareholder Approved Actions, dissenter’s appraisal rights or similar rights are inapplicable. Dissenters to the other Shareholder Approved Actions do not have any appraisal rights or similar rights.

Q:What are the U.S. federal income tax consequences?

A:For U.S. federal income tax purposes, the Exchanges are intended to qualify together as an “exchange” described in Section 351 of the Code. If the Exchanges, taken together, qualify as an “exchange” within the meaning of Code Section 351(a), then the Exchangors should not recognize any gain or loss for U.S. federal income tax purposes as a result of the Merger.

For all holders of Common Stock that are not Exchangors, the Merger should not have U.S. federal income tax consequences for such holders.

For a more detailed discussion, see “The Merger—Material U.S. Federal Income Tax Consequences of the Merger.” Tax matters can be complicated and the tax consequences of the Merger to any particular holder of Common Stock will depend on such holder’s particular facts and circumstances. Holders of Common Stock should consult their own tax advisors to determine the tax consequences of the Merger to them, including the effects of U.S. federal, state, local and foreign tax laws.

Q:What is householding and how does it affect me?

A:The SEC permits companies to send a single set of certain disclosure documents to stockholders who share the same address and have the same last name, unless contrary instructions have been received, but only if the applicable company provides advance notice and follows certain procedures. In such cases, each stockholder continues to receive a separate set of disclosure documents. This practice, known as “householding”, is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources.

If you received a household mailing and you would like to have additional copies of this Information Statement mailed to you, or you would like to opt out of this practice for future mailings, please submit your request to the Company by phone at (404) 443-3224 or by mail to Findit, Inc., 5051 Peachtree Corners Circle, 3200, Peachtree Corners, GA 30092. We will promptly send additional copies of this Information Statement upon receipt of such request.

Q:Who can help answer my questions?

A:If you have questions about the Merger after reading this Information Statement, please contact the Company by phone at (404) 443-3224 or by mail to Findit, Inc., 5051 Peachtree Corners Circle, #200, Peachtree Corners, GA 30092.

17

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Any statements in this Information Statement regarding the Charter Amendment, the Merger, the expected timetable for completing the Merger, future financial and operating results, future capital structure and liquidity, benefits and synergies of the Merger, future opportunities for the combined company, general business outlook and any other statements about the future expectations, beliefs, goals, plans or prospects of the Board or management of the Company constitute forward-looking statements. Any statements that are not statements of historical fact (including statements containing the words “expects,” “intends,” “anticipates,” “estimates,” “predicts,” “believes,” “should,” “potential,” “may,” “forecast,” “objective,” “plan,” or “targets,” and their variants and other similar expressions) are intended to identify forward-looking statements.

There are a number of factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including:

•	risks and uncertainties relating to the Merger, including the possibility that the Merger does not close when expected or at all because conditions to closing are not satisfied on a timely basis or at all;
•	potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Merger;
○	timing of the Merger;
○	the possibility that the anticipated benefits of the Merger are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies;
○	the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events;
○	diversion of management’s attention from ongoing business operations and opportunities;
•	changes in operational and capital plans;
•	the potential for production decline rates to be greater than expected;
•	delays,
•	higher than expected costs and expenses, including the availability and cost of services and material and the surviving corporation’s potential inability to achieve expected cost savings;
•	unexpected future capital expenditures;
•	economic and competitive conditions;
•	debt and equity market conditions, including the availability and costs of financing to fund the surviving corporation’s operations;
•	the ability to obtain industry partners to jointly explore certain prospects, and the willingness and ability of those partners to meet capital obligations when requested;
•	compliance with environmental and other regulations;
•	the success of the surviving corporation’s risk management activities;
•	title to properties, including, if any, those to be acquired in the Merger;
•	litigation, including litigation concerning the Merger;
•	the other factors and financial, operational and legal risks or uncertainties described in the Company’s public filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2022 and subsequent reports on Form 10-Q and 8-K filed with the SEC, all of which are or may in the future be incorporated by reference into this Information Statement.

In light of these risks and uncertainties, there can be no assurance that the forward-looking statements contained in this filing will in fact occur.

18

RISK FACTORS

An investment in the surviving corporation may include different risks than an investment in the Company on a stand-alone basis. Moreover, by reason of the pending Merger, and the potential change in the business of the surviving corporation as compared to the Company’s business as currently conducted, the nature of the investment by each stockholder of the Company will change. In addition to the other information contained in or incorporated by reference in this Information Statement, including the risk factors contained in the Company’s annual report on Form 10-K for the year ended December 31, 2021, as updated by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are all incorporated by reference in this Information Statement, you should carefully review the risks described below together with all of the other information included in this Information Statement. Additional risks and uncertainties not presently known to the Company or BioRegenx, or that are not currently believed to be important to you, if they materialize, may also adversely affect the Merger and the Company as the surviving corporation. See “Where You Can Find Additional Information” for the location of information incorporated by reference into this Information Statement.

Risks Relating to the Merger

The Company and BioRegenx may fail to complete the Merger if certain required conditions, many of which are outside the companies’ control, are not satisfied.

Completion of the Merger is subject to various customary closing conditions, including, but not limited to, (i) the absence of any order of injunction prohibiting the consummation of the Merger, (ii) no material adverse effect occurring with respect to the Company or BioRegenx, (iii) subject to certain exceptions and materiality and material adverse effect standards, the accuracy of the representations and warranties of the parties to the Merger Agreement and (iv) performance and compliance by the parties to the Merger Agreement in all material respects with the agreements and covenants contained in the Merger Agreement. Despite the companies’ best efforts, they may not be able to satisfy or receive the various closing conditions and obtain the necessary approvals in a timely fashion or at all.

Failure to complete the Merger could negatively impact the Company’s stock price, future business and financial results.

If the Merger is not completed, the Company will be subject to several risks, including the following:

•	payment for certain costs relating to the Merger, whether or not the Merger is completed, such as legal, accounting and printing fees;
•	negative reactions from the financial markets, including declines in the price of the Common Stock due to the fact that current prices may reflect a market assumption that the Merger will be completed;
•	diverted attention of Company management to the Merger rather than to the Company’s operations and pursuit of other opportunities that could have been beneficial to it; and
•	negative impact on the Company’s future growth plan, including with regard to potential acquisitions, for which the Company is likely to provide a stronger foundation.

The Company will be subject to various uncertainties and contractual restrictions while the Merger is pending that could adversely affect its business and operations.

Uncertainty about the effect of the Merger on customers, suppliers and vendors may have an adverse effect on the Company’s business, financial condition and results of operations. It is possible that some customers, suppliers and other persons with whom the Company has business relationships may delay or defer certain business decisions, or might decide to seek to terminate, change or renegotiate their relationship with the Company as a result of the Merger, which could negatively affect the Company’s financial results, as well as the market price of the Common Stock, regardless of whether the Merger is completed.

Additionally, under the terms of the Merger Agreement, the Company is subject to certain restrictions on the conduct of its business prior to the consummation of the Merger, which may adversely affect its ability to execute certain aspects of its business strategies. These restrictions may, among other matters, prevent the Company from pursuing otherwise attractive business opportunities, selling assets, incurring indebtedness, engaging in significant capital expenditures in excess of certain limits set forth in the Merger Agreement, entering into other transactions or making other changes to the Company’s business prior to consummation of the Merger or termination of the Merger Agreement. Such limitations could negatively affect the Company’s businesses and operations prior to the completion of the Merger.

19

The Company may have difficulty attracting, motivating and retaining executives and other employees in light of the Merger.

Uncertainty about the effect of the Merger on the Company’s employees may impair its ability to attract, retain and motivate personnel until the Merger is completed. Employee retention may be particularly challenging during the pendency of the Merger, as employees may feel uncertain about their future roles with the Company. In addition, the Company may have to provide additional compensation in order to retain employees. If employees depart because of issues relating to the uncertainty and difficulty of integration or a desire not to become employees of the Company, the Company’s ability to realize the anticipated benefits of the Merger could be adversely affected.

In connection with the Merger, the Company may be required to take write-downs or write-offs, restructuring and impairment or other charges that could negatively affect the business, assets, liabilities, prospects, outlook, financial condition and results of operations of the Company.

Although the Company has conducted extensive due diligence in connection with the Merger, it cannot assure you that this diligence revealed all material issues that may be present, that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of the Company’s control will not later arise. Even if the Company’s due diligence successfully identifies certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with the Company’s preliminary risk analysis. Further, as a result of the Merger, purchase accounting, and the proposed operation of the Company going forward, the Company may be required to take write-offs or write-downs, restructuring and impairment or other charges. As a result, the Company may be forced to write-down or write-off assets, restructure its operations, or incur impairment or other charges that could negatively affect the business, assets, liabilities, prospects, outlook, financial condition and results of operations of the Company.

The market price of the Common Stock may be volatile, and holders of the Common Stock could lose a significant portion of their investment due to drops in the market price of the Common Stock following completion of the Merger.

The market price of the Common Stock may be volatile, including changes in price caused by factors unrelated to the Company’s operating performance or prospects.

Specific factors that may have a significant effect on the market price for the Common Stock include, among others, the following:

•	changes in stock market analyst recommendations or earnings estimates regarding the Common Stock, other companies comparable to it or companies in the industries they serve;
•	actual or anticipated fluctuations in the Company’s operating results of future prospects;
•	reaction to public announcements by the Company;
•	strategic actions taken by the Company or its competitors, such as the intended business separations, acquisitions or restructurings;
•	failure of the Company to achieve the perceived benefits of the Merger, including financial results and anticipated synergies, as rapidly as or to the extent anticipated by financial or industry analysts;
•	adverse conditions in the financial market or general U.S. or international economic conditions, including those resulting from war, incidents of terrorism and responses to such events; and
•	sales of Common Stock by the Company, members of its management team or significant stockholders.

Risks Relating to the Business of the Company upon Completion of the Merger

The Company may fail to realize the anticipated benefits of the Merger and may assume unanticipated liabilities.

The success of the Merger will depend on, among other things, the Company’s ability to combine the Company’s and BioRegenx’s businesses in a manner that realizes the various benefits, growth opportunities and synergies identified by the companies. Achieving the anticipated benefits of the transaction is subject to a number of risks and uncertainties. It is uncertain whether the Company’s and BioRegenx’s existing operations and the acquired properties and assets can be integrated in an efficient and effective manner.

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The pro forma financial statements presented for illustrative purposes may not be indicative of the Company’s financial condition or results of operations following the Merger.

The pro forma financial statements contained in this Information Statement are presented for illustrative purposes only and may not be indicative of the Company’s financial condition or results of operations following the Merger for several reasons. The pro forma financial statements have been derived from the Company’s and BioRegenx’s historical financial statements, and certain adjustments and assumptions have been made regarding the Company after giving effect to the Merger. The information upon which these adjustments and assumptions have been made is preliminary, and these kinds of adjustments and assumptions are difficult to make with complete accuracy. Moreover, the pro forma financial statements do not reflect all costs that are expected to be incurred by the Company in connection with the Merger. For example, the impact of any incremental costs incurred in integrating the two companies is not reflected in the pro forma financial statements. As a result, the actual financial condition and results of operations of the Company following the Merger may not be consistent with, or evident from, these pro forma financial statements.

The assumptions used in preparing the pro forma financial information may not prove to be accurate, and other factors may affect the Company’s financial condition or results of operations following the Merger. Any potential decline in the Company’s financial condition or results of operations could cause the stock price of the Company to decline.

Combining the businesses of the Company and BioRegenx may be more difficult, costly and time-consuming than expected, which may adversely affect the Company’s results and negatively affect the value of the Common Stock following the Merger.

The Company and BioRegenx have entered into the Merger Agreement because each believes that combining the businesses of the Company and BioRegenx will produce benefits and cost savings. However, the Company and BioRegenx have historically operated as independent companies and will continue to do so until the completion of the Merger. Following the completion of the Merger, the Company’s management will need to integrate the Company’s and BioRegenx’s respective business. The combination of two independent businesses is a complex, costly and time-consuming process and the Company’s management may face significant challenges in implementing such integration, many of which may be beyond the control of management, including, without limitation:

•	difficulties in achieving anticipated cost savings, synergies, business opportunities and growth prospects;
•	the possibility of faulty assumptions underlying expectations regarding the integration process, including with respect to the intended tax efficient transactions;
•	unanticipated changes in applicable laws and regulations; and
•	unforeseen expenses or delays associated with the Merger.

Some of these factors will be outside of the control of the Company and any one of them could result in increased costs and diversion of management’s time and energy, as well as decreases in the amount of expected revenue that could materially impact the business, financial conditions and results of operations of the Company. The integration process and other disruptions resulting from the Merger may also adversely affect the Company’s relationships with employees, suppliers, customers, distributors, licensors and others with whom the Company and BioRegenx have business or other dealings, and difficulties in integrating the businesses of the Company and BioRegenx could harm the reputation of the Company.

If the Company is not able to successfully combine the businesses of the Company and BioRegenx in an efficient, cost-effective and timely manner, the anticipated benefits and cost savings of the Merger may not be realized fully, or at all, or may take longer to realize than expected, and the value of the Common Stock, the revenues, levels of expenses and results of operations of the Company may be affected adversely. If the Company is not able to adequately address integration challenges, the Company may be unable to successfully integrate the Company’s and BioRegenx’s operations or realize the anticipated benefits of the Merger.

The Share Issuances will dilute the percentage ownership interests of the Company’s stockholders.

If the Merger is completed, the Company will issue to BioRegenx, not more than 987,961,330 shares of Common Stock, and 4,000 Series A preferred shares representing approximately 90% of the Company’s outstanding voting securities.

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THE PARTIES

Findit, Inc. owns Findit.com and the Findit App that is available in Android and IOS through the Google Play Store and the Apple App store. Findit.com and the Findit App operate as a Social Media Content Management Platform, that includes its own interactive search engine. Members can utilize Findit search to submit URLs they want Findit to index in Findit search results. Nonmembers can come to Findit and enter search queries, Findit returns matching search results from content posted in Findit along with outside web pages that have been submitted.

Findit’s principal offices are located at 5051 Peachtree Corners Circle, #200, Peachtree Corners, GA 30092, telephone number: 866-500-4576

BioRegenx, Inc. was created to integrate leading-edge companies into one synergistic platform offering 360-degree solutions for health improvement. BioRegenx provides single-source development, marketing, and education, and offers multiple sales channel deployment. Integrated data is compiled in a secure cloud-based platform and is focused on comprehensive microcirculation, epigenetic, and metabolic profiles. These profiles generate both actionable and comprehensive test result dashboards for the physician. Individual patients have access to personalized mobile apps that are integrated to track improvements and measurable results from their personalized action plan. The result: improved vitality and longevity. This data allows researchers, governments, insurance plans and employers access to real data to improve employee health and reduce the costs.

BioRegenx’ executive offices are located at 7407 Ziegler Road, Chattanooga, Tennessee 37421, telephone number: 800-398-9842

THE MERGER

Overview

Under the terms of the Merger Agreement, subject to the satisfaction or waiver (if permissible under applicable law) of specified conditions, BioRegenx will be merged with and into the Company, with the Company surviving the Merger as the surviving corporation. The Board approved the Merger Agreement effective December 29, 2022 and the Principal Stockholders, among other things, approved and adopted the Shareholder Approved Actions effective December 29, 2022. This section of the Information Statement describes material aspects of the Merger, including the Merger Agreement and other transactions that are being entered into in connection with the Merger. While the Company believes that the description covers the material terms of the Merger, the Merger Agreement, and the other documents in connection thereto, this summary may not contain all of the information that is important to you. You should read carefully this entire document and the other documents to which the Company refers, including the Merger Agreement attached as Annex A, for a more complete understanding of the Merger and the Merger Agreement.

Background of the Merger

BioRegenx has had a long-term strategic plan to go public. In the first quarter of 2021, BioRegenxs management team began exploring potential merger candidates to achieve this goal. During the 1st quarter of 2021, BioRegenx was made aware that a company named Blue Water Ventures International held potential as a merger candidate. Bill Resides and Bob Doran, officers and directors of BioRegenx then reached out to Keith Webb, the founder of Blue Water. After some talks, Mr. Webb, with his many years of mergers and acquisitions experience, proceeded to share with us that Blue Water was not a good reverse merge candidate for us. Following extensive deliberation, the parties determined that Mr. Webb should be engaged as a paid consultant to investigate the feasibility of a direct listing to take BioRegenx public, as well as to provide guidance and identify potential merger opportunities, attorneys, consultants, and other resources to facilitate the process of going public.

Following a thorough assessment of numerous potential merger candidates, BioRegenx was encouraged to come across the Company in December 2021 as a viable option. The Company became a potential acquisition/merger candidate after the unfortunate and unexpected death of one of its principals due to COVID. During December 2021 and January 2022, Messrs. Firth and Powers discussed the potential acquisition of BioRegenx with Messrs. Resides, Doran who indicated that they would be interested in evaluating such a transaction.

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Through a series of telecommunications in the 4th quarter of 2021, Messrs. Firth and Powers along with Holly Andrews, a principal shareholder discussed materials that laid out possible transaction structures and objectives for the transaction, to ultimately be shared with Messrs. Resides and Doran.

Through a series of telecommunications in the 4th quarter of 2021, Messrs. Firth and Powers along with Holly Andrews met to discuss the financial model of a combined company and to discuss the potential merger and potential terms of such merger.

During the 4th quarter of 2021, Findit and BioRegenx agreed to exchange technical data of their respective businesses and began the initial steps for due diligence and set forth the terms of the potential merger.

After conducting due diligence and evaluating the potential benefits of the merger, BioRegenx and Findit, Inc. entered into a Letter of Intent on January 07, 2022, that set out the agreed upon terms of the potential merger.

During the end of the first quarter, the Company’s BOD held meetings where it discussed the potential merger with BioRegenx. The Company’s BOD reviewed BioRegenx’s corporate presentation and discussed the term sheet that was given to BioRegenx under which the Company would complete a merger. The Company’s principal equity holder, Holly Andrews, was still considering the proposal.

On January 28, 2022, Holly Andrews and Tom Powers traveled to Tennessee to meet with Messrs. Resides to discuss the terms of the letter of intent.

On February 2, 2022, Holly Andrews through an email connected the Company’s attorney, Thomas Cook and accountant Doug Erwin, with BioRegenx attorney, Jody Walker regarding a checklist to get things moving forward. Due to the delay in the preparation of the audit and the material terms of the initial Letter of Intent, the Company and BioRegenx met via telecommunication to reassess the potential merger and discuss potential terms of such merger.

On March 3, 2022, the Company and BioRegenx amended the original letter of intent that set out the revised agreed upon terms of the potential merger and extended the term of the letter of intent.

On March 23, 2022, the parties’ management teams met via telecommunication to discuss the closing agenda & checklist.

On April 22, 2022, Findit and BioRegenx management teams met via telecommunication to discuss the following items: 1) Agreement and Plan of Reorganization (signed by board of directors of both companies, kept in corporate records relating to tax-free status) 2) Agreement and Plan of Merger (Exhibit to Agreement and Plan of Reorganization – sent to shareholders with 14C) 3) Articles of Merger (filed with the State of Nevada 20 days after filing DEF 14C and mailing DEF 14C to shareholders).

During the remainder of the 2nd quarter of 2022, the management teams met on numerous occasions to discuss the Merger. Each of parties conducted extensive due diligence.

Continued delays in the completion of the BioRegenx audit resulted in an Amended and Restated Letter of Intent on July 1, 2022 and an addendum to the Amended and Restated Letter of Intent that same day.

Over the course of the 3rd and 4th quarters, the parties finalized negotiation of the transaction documentation.

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In December 2020, the Company’s board of directors held a telephonic meeting. Thomas Powers gave an updated presentation summarizing the proposed terms of the Merger Agreement. The Company’s management then recommended that the Board approve the transactions. After considering the proposed terms of the Merger and the terms of the Merger Agreement and transactions contemplated by the Merger Agreement, the Company’s board (i)(A) determined that the Merger and the other transactions contemplated by the Merger Agreement, on the terms and subject to the conditions set forth in the Merger Agreement, are fair to, and in the best interests of, the Company and its stockholders and (B) approved and declared advisable the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, on the terms and subject to the conditions set forth in the Merger Agreement, recommended that the holders of the common shares, Series A preferred shares and the Series B preferred shares vote in favor of adopting the Merger Agreement and (ii) directed that the Merger Agreement be submitted to the holders of the voting securities for their adoption.

Effective December 29, 2022, the Company and BioRegenx executed and delivered the Merger Agreement and related transaction agreements. On December 29, 2022, the Company and BioRegenx issued a joint press release announcing entry into the Merger Agreement.

Reasons for the Merger

In evaluating the Merger, the Company’s Board consulted with the Company’s management, as well as its legal and financial advisors, and considered a number of factors, weighing both perceived benefits of the Merger as well as potential risks of the Merger. In the course of its deliberations, the Board considered a variety of factors and information that it believes support its determinations and recommendations, including the following (which are not all-inclusive and not necessarily presented in order of relative importance):

•	The Company’s expectation that the Merger will provide significant EBITDAX accretion as a result of enhanced capital efficiency and operating margins.
•	The Company’s expectation that the combination will materially enhance the Company’s financial, operational, and credit metrics.
•	The attractiveness of the Merger to the Company in comparison to other acquisition opportunities reasonably available to the Company, including BioRegenx’s desirable asset quality, potential synergies between the companies, accretive cash flow and the immediate actionability of the BioRegenx acquisition opportunity.
•	The recommendation of the Merger by the Company’s management team.
•	That the Company’s Board believes the restrictions imposed on the Company’s business and operations during the pendency of the Merger are reasonable and not unduly burdensome.
•	The likelihood of consummation of the Merger and the Board’s evaluation of the likely time period necessary to close the Merger.
•	That the addition of the seven directors to the Company’s Board in connection with the Merger will add further valuable expertise and experience and in-depth familiarity with BioRegenx to the Company’s Board, which will enhance the likelihood of realizing the strategic benefits that the Company expects to derive from the Merger.

In the course of its deliberations, the Company’s Board also considered a variety of risks, uncertainties and other potentially negative factors, including the following (which are not necessarily all-inclusive and not presented in order of relative importance):

•	That the Merger may not be completed in a timely manner or at all and the potential consequences of non-completion or delays in completion.
•	The effect that the length of time from announcement of the Merger until completion of the Merger could have on the market price of the Company’s Common Stock, its operating results and the relationship with the Company’s shareholders, customers, suppliers, regulators and others who do business with the Company.
•	That the integration of BioRegenx and the Company may not be as successful as expected and that the anticipated benefits of the Merger may not be realized in full or in part, including the risk that synergies and cost-savings may not be achieved or not achieved in the expected time frame.
•	That the attention of the Company’s management team may be diverted from other strategic priorities to implement the Merger and make arrangements for the integration of BioRegenx’s and the Company’s operations, assets and employees following the Merger.
•	The transaction costs to be incurred by the Company in connection with the Merger.
•	The risks associated with the occurrence of events that may materially and adversely affect the financial condition, properties, assets, liabilities, business or results of operations of BioRegenx and its subsidiaries but that will not entitle the Company to terminate the Merger Agreement.
•	The potential impact on the market price of the Company’s Common Stock as a result of the issuance of the Merger Consideration to BioRegenx stockholders.
•	Various other risks described in the section entitled “Risk Factors” beginning on page 19.

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The Company’s Board considered all of these factors as a whole and unanimously concluded that they supported a determination to approve the Merger Agreement and the transactions contemplated thereby, including the issuance of shares of the Company’s Common Stock and Preferred Stock in connection with the Merger. The foregoing discussion of the information and factors considered by the Board is not exhaustive. In view of the wide variety of factors considered by the Board in connection with its evaluation of the Merger and the complexity of these matters, the Board did not consider it practical to, nor did it attempt to, quantify, rank or otherwise assign relative weights to the specific factors that it considered in reaching its decision. In considering the factors described above and any other factors, individual members of the Board may have viewed factors differently or given different weight or merit to different factors.

Required Approval of the Shareholder Approved Actions; Record Date; Action by Stockholder Consent

Under Nevada law and the Company’s Articles of Incorporation and Bylaws, the Shareholder Approved Actions required the affirmative vote or written consent of the holders of a majority of the voting power of all stock entitled to vote. On January 4, 2023, the record date, there were 269,745,006 shares of Common Stock outstanding and entitled to vote.

Effective December 29, 2022, the Principal Stockholders delivered to the corporate secretary of the Company the Written Consent in respect of shares of Common Stock representing approximately 77.52% of the voting power of all outstanding shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock. Such Written Consent constituted approval of the Shareholder Approved Actions by the holders of the requisite number of shares of Common Stock in accordance with the Nevada Revised Statutes and, accordingly, the approval of the Shareholder Approved Actions by the Company’s stockholders was effective December 29, 2022. No further approval of the stockholders of the Company is required to approve the Shareholder Approved Actions. As a result, the Company has not solicited and will not be soliciting your vote for the approval of the Shareholder Approved Actions and does not intend to call a meeting of stockholders for purposes of voting on the approval of the Shareholder Approved Actions.

Federal securities laws state that the Shareholder Approved Actions may not be completed until 20 days after the date of mailing of this Information Statement to the Company’s stockholders. Therefore, notwithstanding the execution and delivery of the Written Consent (which was obtained concurrently with the execution of the Merger Agreement), the Merger will not occur until that time has elapsed. We currently expect the Merger to be completed on or around February 15, 2024, subject to certain government regulatory reviews and approvals and the satisfaction of the other conditions to closing in the Merger Agreement. However, there can be no assurance that the Merger will be completed on or prior to that time, or at all.

Recommendation of the Board

At the meeting of the Company’s Board on December 29, 2022, after careful consideration, including detailed discussions with the Company’s management and its legal and financial advisors, the Board:

•	determined that the Merger and the other transactions contemplated by the Merger Agreement, on the terms and subject to the conditions set forth in the Merger Agreement, are fair to, and in the best interests of, the Company and its stockholders;
•	approved, adopted, declared advisable and authorized the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, on the terms and subject to the conditions set forth in the Merger Agreement;
•	subject to certain provisions of the Merger Agreement described below under “The Merger Agreement—No Solicitation; Board Recommendation,” recommended that the holders of Common Shares vote in favor of adopting the Merger Agreement; and
•	directed that the Merger Agreement be submitted to the holders of the Common Shares, Series A Preferred Shares and the Series B Preferred Shares for their adoption.

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Certain Effects of the Merger

Upon the consummation of the Merger, BioRegenx will be merged with and into the Company, and the Company shall continue its existence under the laws of the State of Nevada as the surviving corporation. At the effective time of the Merger, all of the property, rights, privileges, powers, and franchises of the Company and BioRegenx will vest in the Company, as the surviving corporation, and all debts, liabilities, obligations, restrictions, disabilities, and duties of the Company and BioRegenx shall become the debts, liabilities, obligations, restrictions, disabilities, and duties of the Company, as the surviving corporation.

At the effective time, the organizational documents of the Company in effect immediately prior to the effective time shall continue to be the organizational documents of the Company, as the surviving corporation. Subject to the terms and conditions of the Shareholders Agreement, the directors and officers of the Company immediately prior to the effective time of the Merger shall continue to be the directors and officers of the Company, as the surviving corporation.

Governance Matters After the Merger

Following the consummation of the Merger and the transactions contemplated in connection with the Merger Agreement, the Board will consist of seven directors, of whom one will have been a director of the Company prior to the consummation of the Merger and six of whom will be persons appointed to the Board in accordance with the terms of the Merger Agreement.

The following is a list of the directors and executive officers of the Company following the Merger.

Name	Age	Position
William Resides	55	Chief Executive Officer, Director
Robert Doran	59	Executive Vice President, Director
Gary Hennerberg	67	Secretary, Director
Sherri Adams	50	Chief Operating Officer, Director
Dan Cortes	57	Chief Financial Officer
Suzanne Bird	59	Director
Jody Walker	64	Director
Gary Kiss	44	Director
Thomas Powers	68	Director

Officers and Directors

Biographical information for the Company’s current director who will serve on the Board is incorporated by reference from the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. The following is the biographical information for the officers and directors to be in effect after the Merger.

William Resides

An experienced sales executive and passionate entrepreneur, Mr. Resides is the Co-founder and Chief Executive Officer of NuLife where he leads a global team of Brand Partners on a mission of redefining health utilizing the latest in technologies and top of class products in the health and wellness sector. He has served in that role since January 2, 2019. From October 2012 to January 1, 2019, Mr. Resides has been a managing member of NuLife Ventures LLC. From March 2016 to present, Mr. Resides has been a managing member of Resides Enterprises, LLC., a management consulting company. In addition, William has served as Vice President of Business Development for Loop Media Inc, a public company, as well as the Vice President of Business Development for Crypto Insiders LLC, and Money Clip 360 Inc., developing innovation agendas and digital strategies to move their portfolio of products and services into online “Hy-bred Direct Sales” model. Before NuLife, William was in Chief Executive roles at AllTech Systems LLC, Allwired Technologies Inc. and Audio Visions Inc., throughout the ’90s until 2011. From 1986 to 1988, Mr. Resides attended Carson Newman College.

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Robert Doran

Mr. Doran has been the CMO and Co-Founder of NuLife since December 2018 to December 2019 and the Executive Vice President and Co-Founder of NuLife since January 2020. From March 1995 to present Mr. Doran has been the Co-Founder of LifePower, Inc., a management company. From June 1999 to present, Mr. Doran has been the Co-Founder of Energy Network, LLC, a marketing consulting company From January 2020 to present, Mr. Doran has been the Co-Founder of Traction X39 LLC, a real estate holdings company. Mr. Doran is a traditional business guy that started in Cable TV at age 14... then graduated into Real Estate sales and Investing. In 1999, after a few years of Mentorship, he and his wife launched their own Magazine, House & Home Magazine, that they grew to over 500,000 readers, exiting in 2012 with a sale to a large media company. Mr. Doran has 28 years in Direct Sales, on the Ownership side as well as the Master Distributor and Rep sides. He received this first direct sales experience with Rexall Showcase International and his first direct sales ownership experience was with AmeriStar, a company that had an agreement with DISH Network. Mr. Doran helped grow a customer base of 250,000 in a third-party Direct Sales energy company before helping the company to a successful exit with a valuation of over 100 million dollars.

Gary Hennerberg

Gary Hennerberg is the Corporate Secretary of BioRegenx and the Chief Executive Officer for its subsidiary, Microvascular Health Solutions LLC In his career, Gary has worked as a consultant to organizations such as the Dow Chemical Company, Assurity Life Insurance, Eli Lilly, AAA, CitiFinancial, Collin Street Bakery, Sprint, Medical Arts Press, and dozens more. Gary is the writer behind the GlycoCheck and Endocalyx Pro stories and has developed the financial models and projections for BioRegenx companies. His marketing campaigns increased sales by more than 60% and have reached an estimated 150 million households globally, with his work translated into Spanish, German, and Japanese. Gary is the author of “Crack the Customer Mind Code / Seven Pathways from Head to Heart to YES!” (Morgan James Publishing) 2016; Author of “Direct Marketing Quantified: The Knowledge is in the Numbers” (Target Marketing Publishing) 2005, and “Spinal Stenosis and Back Pain Relief Treatments Reviewed” (self-published, 2018). Gary has been a columnist and webinar presenter for Target Marketing Magazine and Today @ Target Marketing 1993 – 2016, and a speaker at numerous events. He has taught copywriting courses for American Writers and Artists since 2004. Prior to 1992, he was Vice President of U.S. Communications Marketing Agency, Vice President of Direct Marketing for CMF&Z, a Young and Rubicam Advertising Agency, and on the client-side Gary has worked as a Product Manager and Marketing Manager for several companies. Gary obtained a B.A. Communications from Fort Hays State University in 1978.

Sherri Adams

Ms. Adams is a director for the Company. Ms. Adams is a seasoned business leader with extensive experience in managing multi-million-dollar development relationship portfolios. From 2013 to 2021, she worked as a consultant, specializing in hotel contract negotiations and on-site management for large corporate events. In 2021, she joined NuLife Sciences, Inc., where she has utilized her expertise in aligning business marketing and development strategies to forge successful corporate partnerships. Ms. Adams has a proven track record in designing and executing impactful community programs and events that synergistically combine nonprofit missions with corporate business and philanthropic objectives. As an experienced corporate director, Ms. Adams has demonstrated a history of success in the health and wellness markets. She has a diverse skill set that includes prospect research, corporate communications, compliance initiatives, client relations, account management, and marketing strategy. In 1994, she graduated with a bachelor's degree in education from Indiana University of Pennsylvania.

Dan Cortes

Mr. Cortes is a Certified Public Accountant and has over 25 years of financial management experience in various capacities. He started his career with KPMG in their Phoenix Office. After spending nine years at KPMG, Mr. Cortes moved into financial management positions in the private industry. Mr. Cortes has a broad range of experience in finance, operations, accounting, international business and taxation and has worked in the direct sales, wholesale, manufacturing and real estate industries. Mr. Cortes has held various CFO positions including with multi-million dollar, multinational Direct Company. He has experience with developing and implementing accounting and tax systems for startups to more mature companies, staff development, reporting insurance and claims, operational procedures, legal support and international operations. Mr. Cortes graduated with honors from Arizona Statement University with a Bachelor of Science in Accounting.

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Suzanne Bird

From 2006 to present, she has been the Financial Administrator of the Fertility Center with offices located in Chattanooga and Knoxville, Tennessee. Mrs Bird wrote and supported accounting software for the rental/retail industry from 1986 to 1991. In December 1985, Mrs. Bird received her Bachelor of Science in Computer Science from Southern Adventist University, Collegedale, Tennessee. She is the wife of Joseph S. Bird, Jr., M.D., co-founder of the Company and NuLife.

Jody Walker

From 1989 to present, Mrs. Walker has been in private practice as a securities and corporate attorney. Her practice focuses primarily on regulatory compliance, mergers and acquisitions, public and private offerings with debt and equity securities, blue sky filings and general corporate matters. Mrs. Walker earned her Juris Doctorate from Hamline University in 1985 focusing on securities and taxation. She earned a Bachelor of Individualized Studies majoring in international business, french and government from the University of Minnesota in 1982.

Gary Kiss

From inception (April 4, 2023) to present, Mr. Kiss has been the Chief Executive Officer of DocSun Biomedical Holdings, Inc. Upon the acquisition of DocSun Biomedical Holdings Inc. by BioRegenx, Mr. Kiss resigned as Chairman of the Board of Directors of DocSun Biomedical Holdings, Inc. and accepted his appointment as Director of BioRegenx. Mr. Kiss brings valuable experience in the fields of biomedicine and medical rejuvenation, with over ten years of industry experience in stem cell services. His expertise is instrumental in guiding the strategic direction of Docsun Biomedical Holdings Inc.

Effects on the Company if the Merger is not Completed

If the Merger is not completed for any reason, the Company and BioRegenx will remain separate, independent companies and the current BioRegenx shareholders will continue to own the BioRegenx Equity.

If the Merger is not completed, there is no assurance as to the effect of these risks and opportunities on the future value of your shares of Common Stock, including the risk that the market price of the Common Stock may decline to the extent that the current market price of the Common Stock reflects a market assumption that the Merger will be completed. If the Merger is not completed, there is no assurance that any other transaction acceptable to the Company will be offered or that the business, operations, financial condition, earnings or prospects of the Company will not be adversely impacted. Pursuant to the Merger Agreement, under certain circumstances the Company and BioRegenx are permitted to terminate the Merger Agreement. Please see the section of this Information Statement entitled “The Merger Agreement—Termination.”

Merger Consideration

At the effective time of the Merger, and subject to the terms and conditions of the Merger Agreement, all of the BioRegenx Equity that is issued and outstanding immediately prior to the effective time will be converted into the right to receive the Stock Consideration, which shall consist of not more than 987,961,330 shares of Common Stock and 4,000 shares of Series A Preferred Stock. Following the consummation of the Merger it is expected that Holdings will own approximately 90% of the outstanding FDIT voting securities.

Series A Preferred Stock

The following is a summary of the material rights, preferences and privileges of the Series A Preferred Stock. This summary is qualified in its entirety by reference to the complete Certificate of Designations included as part of Annex C to this Information Statement and incorporated by reference herein.

Series A Preferred Shares consist of 50,000,000 authorized shares, par value $0.001. There are 5,000,000 Series A Preferred Shares issued and outstanding as of September 30, 2023. The holders of shares of Series A Preferred Stock shall not be entitled to receive any dividends and shall not have any liquidation rights. The holders of Series A Preferred Stock shall be entitled to (a) notice of any meeting of the shareholders of the Corporation; and (b) have the power to vote each share at any shareholder meeting, where each share of Series A Preferred Stock carries the weight of two thousand five hundred (2,500) votes for each share of common stock.

Interests of the Company’s Directors and Executive Officers in the Merger

Certain of the Company’s directors and executive officers may have interests in the Merger that may be different from, or in addition to, the interests of the Company’s stockholders generally. These interests may present actual or potential conflicts of interest and you should be aware of these interests. The members of the Board were aware of and considered these interests in reaching the determination to approve the Merger Agreement and deem the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement to be fair to, and in the best interests of, the Company and its stockholders.

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Material U.S. Federal Income Tax Consequences of the Merger

The following is a general discussion of the material United States federal income tax consequences of the Merger to holders of Common Stock. This discussion is limited to U.S. holders and non-U.S. holders that hold their shares of the Common Stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion is based upon the Code, the Treasury Regulations, judicial authorities and published positions of the Internal Revenue Service (“IRS”) all as currently in effect, and all of which are subject to change or differing interpretations possibly with retroactive effect, and any such change or differing interpretation could affect the accuracy of the statements and conclusions set forth herein.

This discussion is for general information purposes only and does not address all of the U.S. federal income tax consequences and considerations that may be relevant to a particular holder in light of such holder’s particular facts and circumstances and does not apply to holders that are subject to special treatment under U.S. federal income tax laws, such as, for example, banks or other financial institutions; insurance companies, regulated investment companies, real estate investment trusts or mutual funds; holders liable for the alternative minimum tax; certain former citizens or former long-term residents of the United States; U.S. holders having a “functional currency” other than the U.S. dollar; tax-exempt organizations; holders that exercise dissenters’ rights; dealers in securities or currencies; entities or arrangements treated as partnerships for U.S. federal income tax purposes or other flow-through entities (or investors therein); subchapter S corporations, retirement plans, individual retirement accounts or other tax-deferred accounts; traders in securities that elect to use a mark to market method of accounting; holders that hold (or that held, directly or constructively, at any time during the five year period ending on the date of the Merger) 5% or more of the equity exchanged, directly or constructively; holders that hold stock of the Company as part of a straddle, hedge, constructive sale, or conversion transaction or other integrated or risk reduction transaction; “controlled foreign corporations”; “passive foreign investment companies”; and holders that acquired the equity exchanged through the exercise of an employee stock option or otherwise as compensation or through a tax-qualified retirement plan.

This discussion does not address any tax consequences of the Merger under U.S. federal tax laws other than those pertaining to the income tax, nor does it address any considerations under any state, local or foreign tax laws or under the unearned income Medicare contribution tax pursuant to the Health Care and Education Reconciliation Act of 2010. This discussion also does not address any withholding considerations under the Foreign Account Tax Compliance Act of 2010 (including the Treasury Regulations issued thereunder and intergovernmental agreements entered into pursuant thereto or in connection therewith). No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences set forth below.

If a partnership or other entity or arrangement treated as a partnership for U.S. federal income tax purposes holds shares of the Common Stock, the tax treatment of a person treated as a partner in such partnership for U.S. federal income tax purposes generally will depend upon the status of the partner and the activities of the partnership. Such partnerships and partners in such partnerships should consult their tax advisors about the tax consequences of the Merger to them.

All holders of the Common Stock are urged to consult with their tax advisors as to the specific tax consequences of the Merger to them in light of their particular facts and circumstances, including the applicability and effect of any U.S. federal, state, local, foreign or other tax laws.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of the Common Stock that for U.S. federal income tax purposes is:

•	an individual who is a citizen or resident of the United States;
•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;
•	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or
•	a trust, (1) if a court within the United States is able to exercise primary supervision over the trust’s administration and U.S. persons have the authority to control all substantial decisions of the trust or (2) that has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person for U.S. federal income tax purposes.

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For purposes of this discussion, the term “non-U.S. holder” means a beneficial owner of the Common Stock that is neither a U.S. holder nor a partnership for U.S. federal income tax purposes.

Tax Consequences of the Merger Generally

For U.S. federal income tax purposes, together with the rest of the Exchanges, the Company is intended to qualify as a transaction described in Section 351 of the Code. The Company has not sought and will not seek any opinion of counsel with respect to the U.S. federal income tax treatment of the Exchanges. The Company has not sought and will not seek any ruling from the IRS as to the U.S. federal income tax consequences of the Exchanges. Consequently, no assurance can be given that the IRS will not assert, or that a court would not sustain, a position contrary to any of the conclusions set forth below.

The remainder of this discussion proceeds on the basis that the Exchanges, taken together, will qualify as a transaction described in Section 351 of the Code.

Tax Consequences to U.S. Holders

The U.S. federal income tax consequences of the Merger to U.S. holders that are Exchangors (“U.S. Exchangors”) generally are as follows:

•	a U.S. Exchangor will not recognize gain or loss in connection with the Merger if such Exchangor only receives Common Stock pursuant to the Merger;
•	the aggregate tax basis of the Common Stock received by such U.S. Exchangor will be equal to the aggregate tax basis of the equity exchanged therefor (decreased by any cash received and increased by any gain recognized in connection with the Merger) plus the amount of any cash contributed; and
•	the holding period of the Common Stock received by a U.S. Exchangor pursuant to the Merger will include such U.S. Exchangor’s holding period of the equity surrendered in exchange therefor.

U.S. Exchangors who acquired different blocks of the equity being surrendered at different times or different prices should consult their tax advisors as to the determination of the tax bases and holding periods of the Common Stock received in the Merger.

The Merger should not have U.S. federal income tax consequences for a U.S. Holder that is not an Exchangor.

Non-U.S. Holders

The U.S. federal income tax consequences of the Merger to non-U.S. holders that are Exchangors (“Non-U.S. Exchangors”) generally will be the same as those described above for U.S. Exchangors, except that a Non-U.S. Exchangor generally will not be subject to U.S. federal income tax or withholding tax on any gain realized in connection with the Merger unless:

•	such gain is effectively connected with such Non-U.S. Exchangor’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment of such Non-U.S. Exchangor in the United States);
•	Such Non-U.S. Exchangor is an individual who is present in the United States for 183 days or more in the taxable year in which the gain is realized and certain other conditions are met; or
•	the Common Stock constitutes a U.S. real property interest by reason of the Company’s status as a “U.S. real property holding corporation”, as defined in the Code, at any time within the five-year period preceding the Merger or the Non-U.S. Exchangor’s holding period, whichever is shorter. We believe that we currently are, and expect to be for the foreseeable future, a U.S. real property holding corporation. However, so long as the Common Stock is regularly traded on an established securities market, the Common Stock will be treated as a U.S. real property interest for these purposes only if the Non-U.S. Exchangor actually or constructively held more than five percent (5%) of the Common Stock at any time during the five year (or shorter) period that is described above.

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Gain described in the first bullet point above generally will be subject to U.S. federal income tax on a net income basis at the regular graduated U.S. federal income tax rates in the same manner as if such Non-U.S. Exchangor were a U.S. person. A Non-U.S. Exchangor that is a corporation also may be subject to an additional branch profits tax at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty) on its “effectively connected earnings and profits” for the taxable year, subject to certain adjustments.

Gain described in the second bullet point above will be subject to U.S. federal income tax at a 30% rate (or such lower rate as may be specified by an applicable income tax treaty), but may be offset by U.S.-source capital losses, if any, of the Non-U.S.Exchangor.

The Merger should not have U.S. federal income tax consequences for a non-U.S. holder that is not an Exchangor.

The preceding discussion is intended only as a general discussion of the material U.S. federal income tax consequences of the Merger. It is not a complete analysis or discussion of all potential tax effects that may be important to particular holders. Holders of Common Shares and Series A Preferred Shares should consult their own tax advisors as to the particular tax consequences to them of the Merger, including tax return reporting requirements, the applicability and effect of federal, state, local and other tax laws and the effect of any proposed changes in the tax laws.

Accounting Treatment of the Merger

The Company prepares its financial statements in accordance with GAAP and its pro forma financial statements as required by the SEC Article 11 of Regulation S-X. The Merger will be accounted for as an acquisition under FASB ASC Topic 805, Business Combinations, with BioRegenx being considered the acquirer of the Company for accounting purposes. This means that BioRegenx will allocate the purchase price to the fair value of the Company’s tangible and intangible assets and liabilities at the acquisition date, with the excess purchase price, if any, being recorded as goodwill. Under the acquisition method of accounting, goodwill is not amortized but is tested for impairment at least annually.

Dividend Policy

Since inception, the Company has not paid any cash dividends. Because the Company anticipates that all earnings will be retained for the development of its business, the Company does not expect that any cash dividends will be paid on the Common Stock for the foreseeable future.

Subject to limited exceptions, the Merger Agreement prohibits the Company (unless consented to in writing in advance by BioRegenx) from paying dividends to holders of Common Stock until the earlier of the effective time and the termination of the Merger Agreement in accordance with its terms.

For additional information on the Company’s dividend policy, see “Description of Capital Stock.” For additional information on the treatment of dividends under the Merger Agreement, see “The Merger Agreement—Operating Covenants.”

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THE MERGER AGREEMENT

The following summary of the material provisions of the Merger Agreement, and such summary and the description of the Merger Agreement elsewhere in this Information Statement are qualified in their entirety by reference to the complete text of the Merger Agreement, a copy of which is included as Annex A to this Information Statement and is incorporated into this Information Statement by reference. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. We urge you to carefully read this entire Information Statement, including the annexes and the other documents to which we have referred you. You should also review the section entitled “Where You Can Find Additional Information.”

The Merger Agreement has been included for your convenience to provide you with information regarding its terms and we recommend that you read it in its entirety. The Merger Agreement is not intended to be a source of factual, business or operational information about the Company or BioRegenx and the following summary of the Merger Agreement and the copy thereof included as Annex A to this Information Statement are not intended to modify or supplement any factual disclosure about the Company in any documents it publicly files with the SEC. The Merger Agreement is a contractual document that establishes and governs the legal relations between the Company and BioRegenx and allocates risks between the parties, with respect to the Merger. The Merger Agreement contains representations and warranties made by the Company, on the one hand, and BioRegenx, on the other hand, that are qualified in several important respects, which you should consider as you read them in the Merger Agreement.

The representations and warranties are qualified by certain information of the Company filed with the SEC prior to the date of the Merger Agreement. Certain of the representations and warranties made by the Company, on the one hand, and BioRegenx on the other hand, were also made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, and may have been used for the purpose of allocating risk between the parties to the Merger Agreement rather than as establishing matters as facts. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this Information Statement, may have changed since the date of the Merger Agreement, and subsequent developments or new information qualifying a representation or warranty may or may not be fully reflected in this Information Statement or the Company’s public disclosures. Accordingly, you should not rely on the representations and warranties as being accurate or complete or characterizations of the actual state of facts as of any specified date.

The Merger

At the effective time of the Merger, upon the terms and subject to the satisfaction or waiver of the conditions of the Merger Agreement and in accordance with the Nevada Revised Statutes, BioRegenx will merge with and into the Company. The separate corporate existence of BioRegenx will cease and the Company will be the surviving corporation of the Merger. The Articles of Incorporation and Bylaws of the Company as in effect immediately prior to the effective time will be the Articles of Incorporation and the Bylaws of the surviving corporation. Subject to the appointment of additional directors at the effective time of the Merger (see “Agreements Related to the Merger—The Shareholders Agreement”), the directors and officers of the Company immediately prior to the effective time of the Merger will, from and after the effective time of the Merger, be the directors and officers of the surviving corporation until their respective successors have been duly elected or appointed and qualified, or until their earlier death, resignation or removal.

Closing and Effective Time of the Merger

The closing of the Merger will take place at 9:00 a.m., Chattanooga, Tennessee time, on a date that is two (2) business days following the satisfaction or (to the extent permitted by applicable law) waiver (in accordance with the Merger Agreement) of all of the conditions described in the section below entitled “The Merger Agreement—Conditions to the Merger” (other than any such conditions that by their nature cannot be satisfied until the closing of the Merger, but subject to satisfaction of any such condition), unless the Company and BioRegenx agree to another time in writing.

The Merger will become effective upon the filing and acceptance of the articles of merger with the offices of the Secretaries of State of Nevada and Delaware, or at such later time as shall be agreed upon in writing by the Company and BioRegenx and specified in the articles of merger, which is referred to as the “effective time” of the Merger.

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Consideration to be Received in the Merger

The Merger Agreement provides that, at the effective time of the Merger, all of the issued and outstanding BioRegenx Equity outstanding immediately prior to the effective time of the Merger, shall be converted into the right to receive from the Company not more than nine hundred eighty seven million, nine hundred sixty one thousand, three hundred thirty (987,961,330) common shares and four thousand (4,000) Series A preferred shares. These issuances will represent 90% of the voting securities of the newly merged company.

Representations and Warranties

The Merger Agreement contains a number of representations and warranties made by the Company, including representations and warranties relating to:

•	corporate organization, good standing and similar matters;
•	corporate power and authority to execute and deliver the Merger Agreement and to consummate the transactions contemplated by the Merger Agreement;
•	authorization of the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement and enforceability of the Merger Agreement against the Company;
•	required governmental filings and consents, applicable expiration or termination of the HSR Act waiting period, and absence of violation of applicable laws in connection with the execution, delivery and performance of the Merger Agreement and the consummation of the Merger and the other transactions contemplated by the Merger Agreement;
•	absence of conflicts with, violation or breach of, defaults under, the Company’s organizational documents and certain contracts and permits in connection with the execution, delivery and performance of the Merger Agreement and the consummation of the Merger and the other transactions contemplated by the Merger Agreement;
•	brokers’, finders’ and similar fees or commissions payable in connection with the Merger and the other transactions contemplated by the Merger Agreement;
•	the absence of any current or pending bankruptcy, insolvency, or reorganization proceedings;
•	legal proceedings
•	the accuracy and sufficiency of reports and financial statements filed with the SEC;
•	the absence of undisclosed liabilities;
•	internal controls over financial reporting;
•	ownership of the Common Stock;
•	accuracy of the information in this Information Statement;
•	taxes;
•	material contracts;
•	relationships with related parties and affiliates;
•	financing matters;
•	compliance with applicable laws, court orders and certain regulatory matters; and

The Merger Agreement also contains a number of representations and warranties made by BioRegenx, including representations and warranties relating to:

•	corporate organization, good standing and similar matters;
•	corporate power and authority to execute and deliver the Merger Agreement and to consummate the transactions contemplated by the Merger Agreement;
•	authorization of the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement and enforceability of the Merger Agreement against BioRegenx;
•	capital structure and equity securities;

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•	absence of conflicts with, violation or breach of, defaults under, BioRegenx’s organizational documents and certain contracts and permits in connection with the execution, delivery and performance of the Merger Agreement and the consummation of the Merger and the other transactions contemplated by the Merger Agreement;
•	financial statement matters;
•	the absence of undisclosed liabilities;
•	absence of certain changes or events and the conduct of business in the ordinary course of business;
•	the absence of any current or pending bankruptcy, insolvency, or reorganization proceedings;
•	legal proceedings;
•	taxes;
•	compliance with applicable laws, court orders and certain regulatory matters;
•	permits;
•	real property;
•	employee compensation and benefits matters and matters relating to the Employee Retirement Income Securities Act of 1974, as amended;
•	labor and employment matters;
•	material contracts;
•	insurance;
•	intellectual property;
•	environmental matters and compliance with environmental laws;
•	the existence of any preferential rights and consents that will be triggered by the Merger;
•	rights-of-way, easements, and other surface or sub-surface use, ingress, or egress right;
•	brokers’, finders’ and similar fees or commissions payable in connection with the Merger and the other transactions contemplated by the Merger Agreement;
•	maintenance of books and records;
•	ownership of the BioRegenx Equity;
•	accuracy of certain information in this Information Statement;

Significant portions of the representations and warranties of each of the Company, BioRegenx are qualified as to “materiality” or “material adverse effect.”

Under the Merger Agreement, a Company material adverse effect means a material adverse effect on (a) the business, assets, condition (financial or otherwise) or results of operations of the Company and its affiliates, taken as a whole, or (b) the Company’s ability to perform its obligations under the Merger Agreement (or the other transaction documents contemplated therein) or to consummate the transactions contemplated by the Merger Agreement (or the other transaction documents contemplated therein); provided, however, that the following shall not be considered when determining whether a Company material adverse effect has occurred or would reasonably be expected to occur:

•	general economic, financial, credit, or political conditions and general changes in markets, including changes generally in supply, demand, price levels or interest or exchange rates;
•	political conditions (or changes in such conditions) or acts of war, sabotage or terrorism (including any escalation or general worsening of any such acts of war, sabotage or terrorism);
•	changes in laws or GAAP or the interpretation thereof;
•	any effect resulting from any action taken by BioRegenx or any of its affiliates;
•	any effect resulting from any action taken by the Company or any affiliates of the Company that is expressly required hereunder or failure of the Company or any affiliate of the Company to take any action that is prohibited under the Merger Agreement;
•	any failure to meet any projections, budgets, forecasts, estimates, plans predictions, performance metrics or operating statistics or the inputs into such items; or
•	any effects or changes resulting from entering into the Merger Agreement or the announcement of the transactions contemplated thereby, except to the extent and then only to the extent any of the events, changes or circumstances referred to in (i) through (v) above disproportionately affect the Company as compared to other participants in the industries and areas in which the Company operates.

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Under the Merger Agreement, a BioRegenx material adverse effect means a material adverse effect on (a) the business, assets, condition (financial or otherwise) or results of operations of BioRegenx or any of its affiliates, taken as a whole, or (b) BioRegenx’s or any of its affiliates’ ability to perform their respective obligations under Merger Agreement or to consummate the transactions contemplated by the Merger Agreement; provided, however, that the following shall not be considered in determining whether a BioRegenx material adverse effect has occurred or would be reasonably expected to occur:

•	general economic, financial, credit, or political conditions and general changes in markets, including changes generally in supply, demand, price levels or interest or exchange rates;
•	political conditions (or changes in such conditions) or acts of war, sabotage or terrorism (including any escalation or general worsening of any such acts of war, sabotage or terrorism);
•	changes in laws or GAAP or the interpretation thereof;
•	any effect resulting from any action taken by the Company or any affiliate of the Company;
•	any effect resulting from any action taken by BioRegenx or any affiliate of BioRegenx that is expressly required under the Merger Agreement or any failure of BioRegenx or any affiliate of BioRegenx to take any action that is prohibited under the Merger Agreement;
•	any failure to meet any projections, budgets, forecasts, estimates, plans predictions, performance metrics or operating statistics or the inputs into such items; or
•	any effects or changes resulting from entering into the Merger Agreement or the announcement of the transactions contemplated thereby, except to the extent and then only to the extent any of the events, changes or circumstances referred to above disproportionately affect BioRegenx or any of its affiliates as compared to other participants in the industries and areas in which BioRegenx operates.

Operating Covenants

The Company has agreed, with certain exceptions or with the prior written consent of BioRegenx, that during the period from the date of the Merger Agreement until the closing of the Merger (or the termination of the Merger Agreement, as applicable):

•	the Company will conduct its business in the ordinary course consistent with past practice;
•	neither the Company will (i) declare, set aside or pay any dividends on, or make any other distributions (whether in cash, stock or property) in respect of, the Equity Securities (as defined in the Merger Agreement) of the Company or any subsidiary, (ii) purchase, redeem or otherwise acquire, or offer to purchase redeem or otherwise acquire, Equity Securities of the Company or any subsidiary or any options, warrants, or rights to acquire any Equity Securities in the Company or any subsidiary or (iii) split, combine, reclassify or otherwise amend the terms of the Equity Securities of the Company or any subsidiary;
•	the Company will amend or otherwise change, or authorize or propose to amend or otherwise changes, its organizational documents;
•	the Company will (i) incur, create, assume or otherwise become liable for, or prepay, any indebtedness, or amend, modify or refinance any indebtedness, other than borrowings under the Company’s revolving credit facility in the ordinary course of business or (ii) make any loans, advances or capital contributions to, or investments in, any other person, other than to a subsidiary of the Company;
•	the Company will consummate or adopt a plan of complete or partial liquidation, dissolution, recapitalization or other reorganization, or merge, consolidate, combine or amalgamate with any other person or entity;
•	the Company will change its financial or tax accounting methods, principles or practices, except insofar as may have been required by a change in GAAP or applicable law;
•	the Company will take any action that would or would reasonably be expected to prevent or materially delay the closing and the consummation of the transactions contemplated by the Merger Agreement or the other transaction documents contemplated therein; and
•	the Company will authorize any of, or commit, resolve or agree to take any of, the foregoing actions.

The Merger Agreement also contains pre-closing covenants by BioRegenx similar to those, and in certain instances, beyond those by which the Company is bound, during the period from the date of the Merger Agreement until the closing of the Merger (or termination of the Merger Agreement, as applicable).

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Action by Stockholder Consent

Contemporaneously with the execution of the Merger Agreement and in lieu of calling a meeting of the Company’s stockholders, the Company submitted a form of irrevocable written consent approving and adopting the Charter Amendment in connection with the Share Increase and Merger Agreement. No further approval of the stockholders of the Company is required to adopt the Merger Agreement. As a result, the Company has not solicited and will not be soliciting your vote for the adoption of the Merger Agreement and does not intend to call a meeting of stockholders for purposes of voting on the adoption of the Merger Agreement.

Reasonable Best Efforts and Certain Pre-Closing Obligations

The Merger Agreement requires the parties to use reasonable best efforts to take, or cause to be taken, all actions, and do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, as promptly as practicable, the Merger and the other transactions contemplated by the Merger Agreement, including:

•	the obtaining of all necessary actions or non-actions, waivers and consents from, the making of all necessary registrations, declarations and filings with and the taking of all reasonable steps as may be necessary to avoid a proceeding by any governmental entity with respect to the Merger Agreement or the transactions contemplated by the Merger Agreement; and
•	the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by the Merger Agreement and to fully carry out the purposes of the Merger Agreement.

In addition, the Company and BioRegenx have agreed to consult and cooperate with each other in connection with regulatory filings.

Employment Matters

The Company has no employees.

Additional Agreements

The Merger Agreement contains additional agreements between the Company and BioRegenx relating to, among other things:

•	the filing of this Information Statement;
•	consultations regarding public announcements;
•	stockholder litigation relating to the transactions contemplated by the Merger Agreement;
•	non-solicitation; and
•	notification of certain matters.

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Conditions to the Merger

The obligation of each party to the Merger Agreement to effect the Merger is subject to the satisfaction or waiver (if permissible under applicable law), on or prior to the closing of the Merger, of the following conditions.

•	the absence of any judgment issued by any governmental entity or other legal restraint or prohibition (in each case, with respect to any competition, merger control, antitrust or similar law, solely with respect to the required regulatory approvals) preventing or prohibiting the consummation of the Merger; and
•	this Information Statement shall have been mailed to the Company’s stockholders at least 20 days prior to the Closing Date in accordance with the terms and conditions of the Merger Agreement, and the issuance of the Stock Consideration shall be permitted by Regulation 14C of the Exchange Act.
•	all of the current assets and liabilities of FDIT, shall be transferred into a wholly owned subsidiary. Both parties agrees that the wholly owned subsidiary may be subsequently spun out upon yet to be determined terms. The parties acknowledge that, subsequent to the spin out, all assets and liabilities currently outstanding in FDIT, including the $150,000 SBA loan, will follow the subsidiary and will not be the responsibility of the merged entity post-closing of this transaction.
•	the principals of the Company shall execute an option agreement with the Company relating to its acquisition of all of their shares in Classworx (CHNO), subsequent to the merger. After said closing of the merger with BioRegenx and subsequently upon exercising the option of the acquisition of CHNO, the Company’s board of directors agree to support and cause to be placed on the ballot at each election of the Company’s directors one name chosen by the current principals of CHNO which shall be a nominee to the Company’s board of directors.

The obligation of the Company to effect the Merger is further subject to the satisfaction, or waiver by the Company (if permissible under applicable law), on or prior to the Closing Date of the Merger, of the following conditions:

•	subject to certain materiality qualifiers, accuracy as of the date of the Merger Agreement and as of the Closing of the Merger of the representations and warranties made by BioRegenx to the extent specified in the Merger Agreement;
•	performance of or compliance in all material respects with the covenants and agreements contained in the Merger Agreement to be performed or complied with by BioRegenx prior to or on the Closing Date to the extent specified in the Merger Agreement;
•	receipt of a certificate, dated as of the Closing Date, executed by an executive officer of BioRegenx confirming the satisfaction of certain conditions required to be performed and accuracy of representations and warranties made under the Merger Agreement; and
•	there shall not have been, since the date of the Merger Agreement, any event, change, effect, or development that, individually or in the aggregate, would reasonably be expected to have a material adverse effect;

The obligation of BioRegenx to effect the Merger is further subject to the satisfaction, or waiver by BioRegenx (if permissible under applicable law), on or prior to the closing date of the Merger, of the following conditions:

•	subject to certain materiality qualifiers, accuracy as of the date of the Merger Agreement and as of the closing of the Merger of the representations and warranties made by the Company to the extent specified in the Merger Agreement;
•	performance of or compliance in all material respects with the covenants and agreements of the Company contained in the Merger Agreement to be performed or complied with by it prior to or on the closing date to the extent specified in the Merger Agreement;
•	receipt of a certificate, dated as of the Closing Date, executed by an executive officer of the Company confirming the satisfaction of certain conditions required to be performed and accuracy of representations and warranties made under the Merger Agreement;
•	the Company shall have executed and filed the Charter Amendment with the Secretary of State of the State of Nevada and the Charter Amendment shall have been accepted by the Secretary of State of the State of Nevada; and
•	there shall not have been, since the date of the Merger Agreement, any event, change, effect, or development that, individually or in the aggregate, would reasonably be expected to have a material adverse effect;

The Company and BioRegenx can provide no assurance that all of the conditions precedent to the Merger will be satisfied or waived by the party permitted to do so.

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Termination

The Merger Agreement may be terminated at any time prior to the closing of the Merger in the following circumstances:

•	by mutual written consent of the Company and BioRegenx;
•	by either the Company and BioRegenx if the other is in material breach or default of its respective covenants, agreements or other obligations hereunder or if any of its representations and warranties herein are not true and accurate in all material respects when made or when otherwise required by this Agreement to be true and accurate; or

by the Company:

•	if any of the conditions to its obligations set forth in Section 6.1 of the Merger Agreement shall not have been satisfied as of Closing, unless satisfaction shall have been frustrated or made impossible by an act or failure to act of BioRegenx.

by BioRegenx:

•	if any of the conditions to its obligations set forth in Section 6.2 under the Merger Agreement shall not have been satisfied as of Closing, unless satisfaction shall have been frustrated or made impossible by an act or failure to act of the Company; or

Effect of Termination

If the Merger Agreement shall be terminated, all obligations of the parties hereunder shall terminate, except for the obligations set forth in Section 5.6 and 5.7 of the Merger Agreement. In such event, BioRegenx shall return any and all Company Common Stock received hereunder and both parties shall file the necessary documents in the state of Nevada, to complete the transfer of any and all BioRegenx shares of stock received by the Company hereunder to the Principal Shareholders.

Expenses

Subject to certain exceptions, each party shall pay its own expenses incident to preparing for, entering into and carrying out the Merger Agreement and the transactions contemplated thereby, whether or not the Merger will be consummated.

Amendment; Extension; Waiver

No amendment, modification or alteration of the terms or provisions of this Agreement shall be binding unless the same shall be in writing and duly executed by the parties hereto, except that any of the terms or provisions of this Agreement may be waived in writing at any time by the party which is entitled to the benefits of such waived terms or provisions. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provision hereof (whether or not similar). No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

Governing Law

The Merger Agreement is governed by the laws of the State of Tennessee.

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FINDIT, INC.

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

Introduction

Following are the unaudited pro forma combined financial statements and accompanying notes as of and for the nine months ended September 30, 2023 and for the year ended December 31, 2022, which have been prepared by the Company’s management and are derived from, and should be read in conjunction with the Company’s audited consolidated financial statements as of and for the year ended December 31, 2022. and the audited consolidated financial statements of BioRegenx for the year ended December 31, 2022. Certain of BioRegenx’ historical amounts have been reclassified to conform to the Company’s financial statement presentation. The unaudited pro forma balance sheet as of September 30, 2023 gives effect to the Merger and related transactions as if these transactions had been completed on December 31, 2022. The unaudited pro forma combined statements of operations for the nine months ended September 30, 2023 and the year ended December 31, 2022 give effect to the Merger and related transactions as if these transactions had been completed on January 1, 2022.

On December 29, 2022, the Company entered into the Merger Agreement under which subject to certain conditions BioRegenx will merge with and into the Company with the Company as the surviving entity. The unaudited pro forma combined financial information presented gives effect to the transactions contemplated in the Merger Agreement, including the issuance of additional shares of Common Stock and the issuance of Preferred Stock.

The pro forma financial statements have been prepared in accordance with SEC Article 11 of Regulation S-X. In addition, the acquisition method of accounting was used per ASC 805, Business Combinations, with the BioRegenx treated as the acquirer. The acquisition method of accounting is dependent upon certain valuations and other studies that have yet to commence or progress to a stage where there is sufficient information for a definitive measure. Accordingly, the pro forma adjustments are preliminary, have been made solely for the purpose of providing pro forma financial statements, and are subject to revision based on a final determination of fair value as of the date of acquisition. Differences between these preliminary estimates and the final acquisition accounting may have a material impact on the accompanying pro forma financial statements and the combined company’s future results of operations and financial position.

The pro forma financial statements do not purport to represent the financial position or results of operations of Findit which would have occurred had the Merger been consummated on the dates indicated or the Company’s financial position or results of operations for any future date or period. The pro forma statements of operations are not necessarily indicative of the Company’s operations going forward.

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FINDIT, INC

Pro Forma Condensed Consolidated Balance Sheet

As of September 30, 2023

(Unaudited)

	Findit, Inc	BioRegenx Inc. and Subsidiaries	Transaction Accounting Adjustments	Notes	Proforma
ASSETS
Current Assets:
Cash and cash equivalents	$758	$57,963	$–		$58,721
Accounts receivable	0	9,997	–		9,997
Inventories	0	465,050	–		465,050
Prepaid expenses and other current assets	0	520,561	–		520,561
Total current assets	758	1,053,571	–		1,054,329

Property and equipment (net)	0	14,917	–		14,917
Other Assets	33,223	51,441	–		84,664
Goodwill (net)	–	–	505,000	a	505,000
Total Assets	33,981	1,119,929	505,000		1,658,910

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable	26,144	129,895	–		156,039
Accrued expenses	0	674,984	–		674,984
Promissory notes payable and loans	214,390	1,131,614	–		1,346,004
Deferred revenues	0	811,411	–		811,411
Total current liabilities	240,534	2,747,904	–		2,988,438

Long-term debt	0	350,000	–		350,000
					–
Total liabilities	240,534	3,097,904	–		3,338,438

Stockholders' Equity:
Common stock	276,750	3,888	817,046	a	1,097,684
Preferred stock	9,900	10	(9,906)	a	4
Additional paid in capital	3,001,149	7,220,846	(1,492)	a	10,220,503
Accumulated deficit	(3,494,352)	(9,202,719)	(300,648)	a	(9,202,719)
Total Stockholders' deficit	(206,553)	(1,977,975)	505,000		(1,679,528)

Total Liabilities and Stockholders' Deficit	$33,981	$1,119,929	$505,000		$1,658,910

a The Unaudited pro forma condensed consolidated statement of operations reflects the following adjustments:

The reverse merger transaction records the value of the assets of the legal acquirer as the accounting acquired company. Goodwill was assigned based on the pre-merger announcement value of Findit Inc. The equity accounts of the legal acquiree/accounting acquirer forms the basis to which acquisition adjustments are made.

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FINDIT, INC

Pro Forma Condensed Consolidated Statement of Operations

For the nine months ended September 30, 2023

(Unaudited)

	Historical Consolidated	Transaction Accounting Adjustments	Notes	Proforma
Total Revenue	$2,750,582	$–		$2,750,582
Costs and Operating Expense
Costs of Goods Sold	800,004	–		800,004
Selling, General and Administrative	2,917,344	(83,400)	a	2,833,944
Impairment expense	–	3,795,000	b	3,795,000
Total Costs and Operating Expenses	3,717,348	(3,711,600)		7,428,948
Loss from operations	(966,766)	(3,711,600)		(4,678,366)
Other expense, net
Interest income	2	–		2
Interest expense	(152,235)	–		(152,235)
Other expense	(453,232)	453,232		–
Total other expense, net	(605,465)	453,232		(152,233)
Loss before income taxes	(1,572,231)	(3,258,368)		(4,830,599)
Income tax benefit	–	–		–
Other Comprehensive Income	(20,800)	20,600		(200)
Total Comprehensive Loss	$(1,593,031)	$(3,237,768)		$(4,830,799)

a The Unaudited pro forma condensed consolidated statement of operations reflects the following adjustments:

Adjustment for duplicate or avoidable costs as if the proposed transaction was consummated as of January 1, 2023. The adjustments assume operations for the year ended September 30, 2023 were not modified as a result of the transaction. No amortization or impairment expenses are included in the pro forma statements.

b Impairment is stock value in excess of identifiable assets at time of merger.

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FINDIT, INC

Pro Forma Condensed Consolidated Statement of Operations

For the three months ended September 30, 2023

(Unaudited)

	Historical Consolidated	Transaction Accounting Adjustments	Notes	Proforma
Total Revenue	$798,234	$–		$798,234
Costs and Operating Expense
Costs of Goods Sold	223,343	–		223,343
Selling, General and Administrative	781,673	–	a	781,673
Impairment expense	–	–		–
Total Costs and Operating Expenses	1,005,016	–		1,005,016
Loss from operations	(206,782)	–		(206,782)
Other expense, net
Interest income	–	–		–
Interest expense	(52,528)	–		(52,528)
Other expense	–	–		–
Total other expense, net	(52,528)	–		(52,528)
Loss before income taxes	(259,310)	–		(259,310)
Income tax benefit	–	–		–
Other Comprehensive Income	(50,800)	50,600		(200)
Total Comprehensive Loss	$(310,110)	$50,600		$(259,510)

a The Unaudited pro forma condensed consolidated statement of operations reflects the following adjustments:

Adjustment for duplicate or avoidable costs as if the proposed transaction was consummated as of January 1, 2023. The adjustments assume operations for the year ended June 30, 2023 were not modified as a result of the transaction. No amortization or impairment expenses are included in the pro forma statements.

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FINDIT, INC

Pro Forma Condensed Consolidated Balance Sheet

As of December 31, 2022 (Unaudited)

	Findit, Inc	BioRegenx Inc. and Subsidiaries	Transaction Accounting Adjustments	Notes	Proforma
ASSETS
Current Assets:
Cash and cash equivalents	$676	$616,696	$–		$617,372
Accounts receivable	–	11,439	–		11,439
Inventories	–	404,471	–		404,471
Prepaid expenses and other current assets	–	580,840	–		580,840
Total current assets	676	1,613,446	–		1,614,122

Property and equipment (net)	–	18,497	–		18,497
Other Assets	58,473	–			58,473
Goodwill (net)	–	–	505,000		505,000
Total Assets	59,149	1,631,943	505,000		2,196,092

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts payable and accrued expenses	19,721	1,173,807	–		1,193,528
Current portion of long-term debt	4,189	–	–		4,189
Loans Payable – Related Party	40,970	–	–		40,970
Promissory notes payable and loans	–	1,276,714	–		1,276,714
Deferred revenues	–	628,635	–		628,635
Total current liabilities	64,880	3,079,156	–		3,144,036

Long-term debt	195,811	349,169	–		544,980

Total liabilities	260,691	3,428,325	–		3,689,016

Stockholders' Equity:
Common stock	269,745	3,858	824,081	a	1,097,684
Preferred stock	9,900	10	(9,906)	a	4
Additional paid in capital	2,436,513	6,405,822	(8,527)	a	8,833,808
Accumulated deficit	(2,917,700)	(8,186,340)	(300,648)	a	(11,404,688)
Other Comprehensive loss	–	(19,732)	–		(19,732)
Total Stockholders' deficit	(201,542)	(1,796,382)	505,000		(1,492,924)

Total Liabilities and Stockholders' Deficit	$59,149	$1,631,943	$505,000		$2,196,092

a The Unaudited pro forma condensed consolidated statement of operations reflects the following adjustments:

The reverse merger transaction records the value of the assets of the legal acquirer as the accounting acquired company. Goodwill was assigned based on the pre-merger announcement value of Findit Inc. The equity accounts of the legal acquiree/accounting acquirer forms the basis to which acquisition adjustments are made.

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FINDIT, INC

Pro Forma Condensed Consolidated Statement of Operations

For the year ended December 31, 2022

(Unaudited)

	Historical Consolidated	Transaction Accounting Adjustments	Notes	Proforma
Total Revenue	$2,479,482	$–		$2,479,482
Costs and Operating Expense
Costs of Goods Sold	797,438	–		797,438
Selling, General and Administrative	3,646,738	(54,245)	a	3,592,493
Impairment expense	–	3,795,000	b	3,795,000

Total Costs and Operating Expenses	4,444,176	3,740,755		8,184,931
Loss from operations	(1,964,694)	(3,740,755)		(5,705,449)
Other expense, net
Interest income	159	–		159
Interest expense	(338,103)	–		(338,103)
Total other expense, net	(337,944)	–		(337,944)
Loss before income taxes	(2,302,638)	(3,740,755)		(6,043,393)
Income tax benefit	–	–		–
Other Comprehensive Income	(58,732)	37,732		(21,000)
Total Comprehensive Loss	$(2,361,370)	$(3,703,023)		$(6,064,393)

a The Unaudited pro forma condensed consolidated statement of operations reflects the following adjustments:

Adjustment for duplicate or avoidable costs as if the proposed transaction was consummated as of January 1, 2022. The adjustments remove legal fees related to the transaction and adjust administrative costs to reflect administration of the combined companies. No amortization or impairment expense are included in the pro forma statements.

b Impairment is stock value in excess of identifiable assets at time of merger.

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AMENDMENT TO THE ARTICLES OF INCORPORATION

Description of the Proposed Amendment

Effective December 29, 2022, the Company’s Board unanimously approved the Merger Agreement, the Merger, and the transactions contemplated therein, including the amendment to the Company’s Articles of Incorporation, subject to required stockholder approval and the requirements of Regulation 14C, to increase the number of authorized shares of Common Stock from 500,000,000 to 4,000,000,000. The Charter Amendment will be effected upon a filing with the Secretary of State of the State of Nevada. The full text of the proposed Charter Amendment is set out in Annex E to this Information Statement. The text of the proposed Charter Amendment is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Nevada or as the Company’s Board deems necessary and advisable to effect the Share Increase.

Following approval of the Charter Amendment by the Company’s Board, action was taken without a meeting of the stockholders effective December 29, 2022 to approve the Charter Amendment by written consent signed by a majority of the voting power of the stockholders as required by Nevada law. As of the record date, there were 269,745,006 common shares issued and outstanding of which each common share was entitled to one vote, 5,000,000 Series A preferred shares issued and outstanding of which each Series A preferred share was entitled to 2,500 votes and 4,900,000 Series B preferred shares issued and outstanding of which each Series B preferred share was entitled to 1,000 votes. Effective December 29, 2022, the Principal Stockholders, who collectively own common shares, Series A preferred shares and Series B preferred shares representing approximately 77.52% of the voting power of all the outstanding voting securities, delivered to the corporate secretary of the Company an irrevocable written consent adopting the Charter Amendment.

Therefore, the Charter Amendment has been approved by the Company’s Board of Directors and a majority of the stockholders but will not become effective until the Charter Amendment is filed with the Secretary of State of the State of Nevada. No filing of the Charter Amendment can be made with the Secretary of State of the State of Nevada until at least twenty (20) calendar days following the filing of this Information Statement with the SEC and the transmission of this Information Statement to all holders of record of the Company’s Common Stock as of the record date.

Purpose and Reasons for the Share Increase

The Board determined to increase the number of authorized shares of Common Stock because the current number of authorized shares of Common Stock is insufficient to issue the Common Stock Consideration to the BioRegenx Equity holders as well as have shares available for future issuances. Currently BioRegenx has 375,000,000 shares of Common Stock authorized, and 39,115,831 shares of Common Stock issued and outstanding. Additionally, BioRegenx has 95,000 shares of Series A Preferred Stock issued and outstanding. On the Closing Date of the Merger, the BioRegenx Equity holders will receive not more than 987,961,330 shares of Common Stock and 4,000 shares of Series A Preferred Stock, which shall represent the Stock Consideration under the Merger Agreement. Furthermore, the Company Board believes that the current number is insufficient for existing and future corporate purposes, and that the increase is needed to provide flexibility for issuances of Common Stock to raise additional capital, to support strategic business opportunities that may be presented from time to time, and to reserve and make available shares of Common Stock for issuance under any equity incentive plan that the Company Board may approve and adopt.

Therefore, the Company Board has determined that it is in the best interests of the Company and its stockholders to increase the number of authorized shares of Common Stock from 500,000,000 to 4,000,000,000. The increase would become effective upon filing the proposed Charter Amendment with the Secretary of State of the State of Nevada.

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Effect of the Share Increase

The Share Increase will not change the number of outstanding shares of Common Stock but will provide the Company Board with the ability to issue additional shares of Common Stock as the Board determines to be for proper corporate purposes and in the best interests of the Company.

With the exception of the number of authorized shares of Common Stock, the rights and preferences of the shares of Common Stock prior and subsequent to the Share Increase will remain the same. After the effectiveness of the Share Increase, it is not anticipated that the financial condition of the Company, the percentage ownership of management, the number of the Company’s stockholders or any aspect of the Company’s business would materially change solely as a result of the Share Increase.

The Common Stock is currently registered under Section 12(g) of the Exchange Act, and, as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Share Increase will not affect the registration of the Common Stock under the Exchange Act. If the proposed Amendments are implemented, the Company’s Common Stock will continue to be reported on the OTC Markets Pink under the symbol “FDIT.”

The Company presently does not have any plans, proposals or arrangements to issue any of the newly available authorized shares of common stock for any purpose, including future acquisitions and/or financings.

The increase in the authorized common shares may discourage an unsolicited takeover of the Company or make an unsolicited takeover of the Company more difficult. Under the Articles, the Company’s board of directors has the power to issue any or all of the shares of the Company’s capital stock, including the authority to establish one or more series and to fix the powers, preferences, rights and limitations of such class or series, without seeking shareholder approval.

REVERSE STOCK SPLIT

As soon as practicable, the Company intends to implement up to a 1 for 25 reverse split of the Company’s common and preferred stock to improve the Company’s ability to attract institutional investors and analysts as well as to graduate to a senior exchange (OTCQB, NASDAQ).

No fractional shares will be issued as a result of the up toa 1 for 25 reverse stock split. The common and preferred shares will be rounded up.

The reverse stock split will reduce the issued and outstanding common and preferred shares. As a result, there will be more available common and preferred shares for issuance. Although the Company does not have any plans, proposals or arrangements to issue any of the newly available authorized common or preferred shares for any purpose, including future acquisitions and/or financings, further issuances could potentially severely dilute the interests of existing shareholders.

DESCRIPTION OF CAPITAL STOCK

The following description of our Common Stock is intended as a summary only and therefore is not complete. This description is based upon, and is qualified by reference to, our Articles of Incorporation and Bylaws, each as amended from time to time, and by applicable provisions of the common law of the State of Nevada. For the complete terms of the Common Stock, please refer to our Articles of Incorporation and Bylaws, which are incorporated by reference into this Information Statement.

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General

We are a company incorporated under the laws of the State of Nevada and our affairs are governed by our Articles of Incorporation (which includes all amendments thereto), our Bylaws, and the common law of the State of Nevada. Our authorized capital stock consists of 500,000,000 shares of Common Stock, par value $0.001 per share as well as 50,000,000 Series A preferred shares, par value $0.001 per Series A preferred share and 5,000,000 Series B preferred shares, par value $0.001. As of December 20, 2023, there were 276,750,406 common shares issued and outstanding, 5,000,000 Series A preferred shares issued and outstanding and 4,900,000 Series B preferred shares issued and outstanding. The following description summarizes certain terms of our shares as set out more particularly in our Articles of Incorporation and Bylaws. Because it is only a summary, it may not contain all the information that is important to you.

Common Stock

Each holder of Common Stock is entitled to one vote per share. Subject to the rights, if any, of the holders of any series of preferred stock pursuant to applicable law or the provision of the certificate of designation creating that series, all voting rights are vested in the holders of shares of Common Stock. Holders of shares of Common Stock have no right to cumulate votes in the election of directors, thus, the holders of a majority of the shares of Common Stock can elect all of the members of the board of directors standing for election. All outstanding shares of Common Stock are fully paid and non-assessable.

Dividends may be paid to the holders of Common Stock when, as, and if declared by the Board out of funds legally available for their payment, subject to the rights of the holders of preferred stock, if any. To date, no dividends have been paid. Any future determination as to the payment of dividends will depend upon the results of our operations, capital requirements, our financial condition and such other factors as our Board may deem relevant.

In the event of our voluntary or involuntary liquidation, dissolution, or winding up, the holders of Common Stock will be entitled to share equally, in proportion to the number of shares of Common Stock held by them, in any of our assets available for distribution after the payment in full of all debts and distributions and after the holders of all series of outstanding preferred stock, if any, have received their liquidation preferences in full. Holders of Common Stock are not entitled to preemptive purchase rights in future offerings of our Common Stock. Although our Articles of Incorporation states that the Company elects to have preemptive rights, pursuant to Nevada law, our stockholders do not have preemptive rights with respect to shares that are registered under Section 12 of the Exchange Act and our Common Stock is so registered.

Anti-Takeover Provisions

Our Articles of Incorporation, our Bylaws, and Nevada common law include certain provisions which may have the effect of delaying or deterring a change in control or in our management or encouraging persons considering unsolicited tender offers or other unilateral takeover proposals to negotiate with our board of directors rather than pursue non-negotiated takeover attempts. These provisions include authorized blank check preferred stock, restrictions on business combinations, and the availability of authorized but unissued Common Stock.

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Combination with Interested Stockholders Statute

Sections 78.411 to 78.444 of the Nevada Revised Statutes, which apply to any Nevada corporation subject to the reporting requirements of Section 12 of the Exchange Act, including us, prohibits an “interested stockholder” from entering into a “combination” with the corporation for two years, unless certain conditions are met. A “combination” includes:

•	any merger of the corporation or any subsidiary of the corporation with an “interested stockholder,” or any other entity, whether or not itself an “interested stockholder,” which is, or after and as a result of the merger would be, an affiliate or associate of an “interested stockholder;”
•	any sale, lease, exchange, mortgage, pledge, transfer, or other disposition in one transaction, or a series of transactions, to or with an “interested stockholder” or any affiliate or associate of an “interested stockholder,” of assets of the corporation or any subsidiary:
○	having an aggregate market value equal to more than 5% of the aggregate market value of the corporation’s assets, determined on a consolidated basis;
○	having an aggregate market value equal to more than 5% of the aggregate market value of all outstanding voting shares of the corporation; or
○	representing more than 10% of the earning power or net income, determined on a consolidated basis, of the corporation;
•	the issuance or transfer by the corporation or any subsidiary, of any shares of the corporation or any subsidiary to an “interested stockholder” or any affiliate or associate of an “interested stockholder,” having an aggregate market value equal to 5% or more of the aggregate market value of all of the outstanding voting shares of the corporation, except under the exercise of warrants or rights to purchase shares offered, or a dividend or distribution paid or made, pro rata to all stockholders of the resident domestic corporation;
•	the adoption of any plan, or proposal for the liquidation or dissolution of the corporation, under any agreement, arrangement or understanding, with the “interested stockholder,” or any affiliate or associate of the “interested stockholder;”
•	if any of the following actions occurs:
○	a reclassification of the corporation’s securities, including, without limitation, any splitting of shares, share dividend, or other distribution of shares with respect to other shares, or any issuance of new shares in exchange for a proportionately greater number of old shares;
○	recapitalization of the corporation;
○	merger or consolidation of the corporation with any subsidiary;
○	or any other transaction, whether or not with or into or otherwise involving the interested stockholder,
○	under any agreement, arrangement or understanding, whether or not in writing, with the interested stockholder or any affiliate or associate of the interested stockholder, which has the immediate and proximate effect of increasing the proportionate share of the outstanding shares of any class or series of voting shares or securities convertible into voting shares of the corporation or any subsidiary of the corporation which is beneficially owned by the interested stockholder or any affiliate or associate of the interested stockholder, except as a result of immaterial changes because of adjustments of fractional shares.
•	any receipt by an “interested stockholder” or any affiliate or associate of an “interested stockholder,” except proportionately as a stockholder of the corporation, of the benefit of any loan, advance, guarantee, pledge or other financial assistance or any tax credit or other tax advantage provided by or through the corporation.

An “interested stockholder” is a person who is:

•	directly or indirectly, the beneficial owner of 10% or more of the voting power of the outstanding voting shares of the corporation; or
•	an affiliate or associate of the corporation, which at any time within two years immediately before the date in question was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding shares of the corporation.

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A corporation to which the Combinations with Interested Stockholders Statute applies may not engage in a “combination” within two years after the interested stockholder first became an interested stockholder, unless the combination meets all of the requirements of the corporation’s articles of incorporation and (i) the combination or the transaction by which the person first became an interested stockholder is approved by the board of directors before the person first became an interested stockholder, or (ii)(a) the combination is approved by the board of directors and (b) at or after that time, the combination is approved at an annual or special meeting of the stockholders, and not by written consent, by the affirmative vote of the stockholders representing at least sixty percent (60%) of the outstanding voting power of the corporation not beneficially owned by the interested stockholder or the affiliates or associates of the interested stockholder. If this approval is not obtained, the combination may be consummated after the two year period expires if either (a) the combination or transaction by which the person first became an interested stockholder is approved by the board of directors before such person first became an interested stockholder, (b) the combination is approved by a majority of the outstanding voting power of the corporation not beneficially owned by the interested stockholder or any affiliate or associate of the interested stockholder, or (c) the combination otherwise meets the requirements of the Combination with Interested Stockholders statute. Alternatively, a combination with an interested stockholder engaged in more than two years after the date the person first became an interested stockholder may be permissible if the aggregate amount of cash and the market value of consideration other than cash to be received by holders of shares of Common Stock and holders of any other class or series of shares meets the minimum requirements set forth in the statue, and prior to the completion of the combination, except in limited circumstances, the interested stockholder has not become the beneficial owner of additional voting shares of the corporation.

Acquisition of Controlling Interest Statute

In addition, Nevada’s “Acquisition of Controlling Interest Statute,” prohibits an acquiror, under certain circumstances, from voting shares of a target corporation’s stock after crossing certain threshold ownership percentages, unless the acquiror obtains the approval of the target corporation’s stockholders. Sections 78.378 to 78.3793 of the Nevada Revised Statutes only apply to Nevada corporations with at least 200 stockholders, including at least 100 record stockholders who are Nevada residents, that do business directly or indirectly in Nevada and whose articles of incorporation or bylaws in effect ten (10) days following the acquisition of a controlling interest by an acquiror do not prohibit its application.

We do not intend to “do business” in Nevada within the meaning of the Acquisition of Controlling Interest Statute. Therefore, we believe it is unlikely that this statute will apply to us. The statute specifies three thresholds that constitute a controlling interest:

•	at least one-fifth but less than one-third;
•	at least one-third but less than a majority; and
•	a majority or more, of the outstanding voting power.

Once an acquiror crosses one of these thresholds, shares which it acquired in the transaction taking it over the threshold (or within ninety days preceding the date thereof) become “control shares” which could be deprived of the right to vote until a majority of the disinterested stockholders restore that right.

A special stockholders’ meeting may be called at the request of the acquiror to consider the voting rights of the acquiror’s shares. If the acquiror requests a special meeting and gives an undertaking to pay the expenses of said meeting, then the meeting must take place no earlier than 30 days (unless the acquiror requests that the meeting be held sooner) and no more than 50 days (unless the acquiror agrees to a later date) after the delivery by the acquiror to the corporation of an information statement which sets forth the range of voting power that the acquiror has acquired or proposes to acquire and certain other information concerning the acquiror and the proposed control share acquisition.

If no such request for a stockholders’ meeting is made, consideration of the voting rights of the acquiror’s shares must be taken at the next special or annual stockholders’ meeting. If the stockholders fail to restore voting rights to the acquiror, or if the acquiror fails to timely deliver an information statement to the corporation, then the corporation may, if so provided in its articles of incorporation or bylaws, call certain of the acquiror’s shares for redemption at the average price paid for the control shares by the acquiror.

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Our Articles of Incorporation and Bylaws do not currently permit us to redeem an acquiror’s shares under these circumstances. The Acquisition of Controlling Interest Statute also provides that in the event the stockholders restore full voting rights to a holder of control shares that owns a majority of the voting stock, then all other stockholders who do not vote in favor of restoring voting rights to the control shares may demand payment for the “fair value” of their shares as determined by a court in dissenters rights proceeding pursuant to Chapter 92A of the Nevada Revised Statutes.

Our Transfer Agent

Clear Trust, LLC is transfer agent and registrar for our Common Stock.

Listing of Common Stock

Our Common Stock trades on the OTC Markets Pink under the symbol “FDIT.”

NO DISSENTER’S RIGHTS

Under the Nevada Revised Statutes, as well as the Articles of Incorporation and Bylaws of the Company, the stockholders of the Company are not entitled to dissenters’ rights in connection with the Charter Amendment, the Merger and the other transactions contemplated under the Merger Agreement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table, which was prepared on the basis of information furnished by the persons described, shows ownership of Common Stock issued and outstanding as of December 31, 2023, by the Chief Executive Officer, by the Chief Financial Officer, by each of the other named executive officers, by each director, and by the directors and executive officers of the Company as a group. The following table also lists the stockholders (other than our directors and executive officers) known to have been the beneficial owners of more than 5% of our common stock.

The percentage of beneficial ownership of Common Stock indicated in the following table is based on 276,750,406 shares outstanding. Except as indicated in footnotes to this table, each of the individuals named in this table are known to the Company to have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such person, subject to community property laws where applicable. Shares shown as beneficially owned by any person have been determined in accordance with the requirements of Rule 13d-3 promulgated under the Exchange Act.

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Unless otherwise indicated, the address for each of the Company’s directors and named executive officers and each beneficial owner of more than five percent of Common Stock listed in the tables below is 5051 Peachtree Corners Circle, #200, Peachtree Corners, GA 30092.

Name	Title of Class	Amount and Nature of Beneficial Ownership	Percent of Class	Voting Power Percent
Raymond Firth	Common	98,674,081/indirect(1)	35.65%	7.65%
	Series A Preferred	2,500,000/indirect(1)	50.0%	35.36%
	Series B Preferred	950,000/indirect(1)(2)	19.4%	5.38%
Thomas Powers	Common	7,027,400/direct	2.53%	.04%
	Series A Preferred	0	0%	0%
	Series B Preferred	0	0%	0%
Officers and Directors, as a group	Common	6,005,400/direct 98,674,081/indirect(1)	2.17% 35.65%	.47 7.65%
	Series A Preferred	2,500,000/indirect(1)	50.0%	35.36%
	Series B Preferred	950,000/indirect(1)(2)	19.4%	5.38%
Other 5% Shareholders
HVA Family Trust(3)	Common	98,674,081/direct	35.65%	7.65%
	Series A Preferred	2,500,000/direct	50.0%	35.36%
	Series B Preferred	50,000/direct	0.1%	0%

(1) The Common Shares and Series A preferred shares are held by Firth Family Trust, Raymond Firth is the trustee.

(2) The 50,000 Series A preferred shares are held by the Firth Family Trust and the 900,000 Series B preferred shares are held by Wooeb, Inc., Raymond Firth is the Chief Executive Officer.

(3) Holly Andrews is the trustee of the HVA Family Trust.

On December 28, 2023, the principal shareholders agreed to retire 172,196,602 common shares prior to the merger to align the post capitalization table with a successful entry into the capital markets.

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INFORMATION ABOUT FINDIT

Description of Business

Findit was incorporated on December 23, 1998 as Findit, Inc., a Nevada corporation. Findit, Inc. owns. Findit.com and the Findit App that is available in Android and IOS through the Google Play Store and the Apple App store. Findit.com and the Findit App operate as a Social Media Content Management Platform, that includes its own interactive search engine. Members can utilize Findit search to submit URLs they want Findit to index in Findit search results. Nonmembers can come to Findit and enter search queries, Findit returns matching search results from content posted in Findit along with outside web pages that have been submitted.

Both Findit.com the website and the Findit App are accessible to anyone, this means you do not need to be a member of Findit to view or search content posted in Findit. Anyone that wants to have content indexed in Findit search or viewed by visitors on Findit can do so by creating a free account and posting their content to the various verticals Findit offers.

Claim Your Name - Claim Your Name is a tool offered on Findit to members that want to have a specific URL extension after Findit.com can purchase these URLs on Findit. The purchase price for one is currently $9.95. The price has varied over several years. Members that run paid for online marketing campaigns with Findit, Inc. often get multiple Finidt URLs as part of their campaign budget. The Claim Your Name feature does provide members that have specific words in their extension URLs do get preferential indexing in Findit’s search engine.

Search Engine Optimization- Findit provides online Search Engine Optimization services also known as SEO. Findit offers these services to clients to that are seeking to index better in search engines that include but are not limited to Findit, Google, Yahoo and Bing. SEO services are offered from Findit as a one time payment for a specific task or on an ongoing basis, typically paid for monthly.

Content Campaigns - Findit® offers businesses and individuals online content campaigns. These campaigns provide Findit clients/customers with content that the Findit staff creates and posts the content created within the Findit members account that hired Findit. This content can include written words, videos, pictures, audio and back links. The purpose of these types of campaigns is to provide the Findit client with additional content for Findit and outside search engines that include but are not limited to Google, Yahoo and Bings to index and increase the clients overall online web presence organically. The content created and posted to Findit can also be shared to outside websites that are typically other social networking sites. These social sites are Facebook, Twitter, Pinterest, LinkedIN, Instagram (from the APP to IM) along with approximately 80 other social and bookmarking sites. The share function is on the Findit.com website and is provided through ShareThis®. Content campaigns typically are offered in 30 day intervals and clients automatically renew. At this time Findit does not lock clients in for more than 30 days and offer this service based on the number of pieces of content created. The content created is typically done over 30 days, but can be done in shorter or longer period of time depending on the clients instructions.

Social Media Campaigns - Findit offers clients Social Media campaign services as a paid for service. These services are offered to clients that are typically seeking more engagement from individuals on social networking sites. Clients are looking to build brand awareness, more friends and or followers, receive comments on posts, likes and or other reactions Members of Findit can also use Findit themselves to run social media campaigns without paying Findit any monies. Findit does offer some paid for tools to enhance a social media campaign that the Findit member can opt in and pay for. This includes a promoted post feature. A promoted post is currently offered at $19.00 per promoted post. A post that is promoted is created in the Findit Right Now status update section of Findit.com or from the Findit App. The member can select to have the post promoted for $19.00. Once a member selects to have the post promoted a Findit social media person will take that Right Now post and share it through Findit’s social networking accounts. These accounts include but are not limited to Google My Business, Facebook, Pinterest, Twitter and LinkedIn.

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Web Design – Findit offers web design services. Findit tends to develop and build sites using Wordpress. Sites are typically built for existing clients that are utilizing Findit’s services on a monthly basis to enhance their online presence. Findit web design services are not advertised on the website as a service. The web design service is typically offered to an existing client that may benefit from a newer version website. Findit provides Members the ability to post content and once it is posted they have the option to share the content they posted to outside websites that include but are not limited to Facebook, Pinterest, LinkiedIN, Twitter and more. In addition to the member who posts the content, anyone who views the content also has the ability to share the content to their social accounts. Once content is posted in Findit, the content gets indexed in Findit Search results.

With Findit's open platform for anyone to submit URLs that they want to have indexed in Findit along with posting status updates through Right Now. Status Updates posted in Findit can be crawled by outside search engines to assist in additional organic indexing. All post can be shared to other social and bookmarking sites.

Findit provides Real Estate Agents the ability to create their own Findit Site where they can pull and post their listing and pull in listings through IDX account.

Findit also provides News and Press Release Distribution. services.

Findit, Inc. has developed a social networking App that is available to Android and iOS devices.

Findit is is focused on the development of monetized internet-based web and app products that increase brand awareness for both private and public companies along with individuals, entrepreneurs and artists.

Findit does provide B2C sales in the CBD space as well.

Findit downloads according to Google Android Playstore is 500 plus (we do not have a specific count) and Apple IOS is reporting eight as of April 14, 2021. These numbers are provided from Google and Apple through our accounts. A Findit member is someone who has created a Findit account by creating a username and password on the platform. The number of members that have generated revenue in 2021 is approximately 30 customers/members. We do not determine at this time which members are active and which members are inactive. We currently do not have code written that provides these analytics. Part of the use of proceeds will enable us to bring on additional developers that will be able to write code that will provide this data.

Additionally, we may not be successful in further monetizing Findit. We currently monetize Findit in several ways, through online content marketing campaigns, offering online products and tools through Findit.com and through our CBD Topical lines; Urban CBD Collective and Urban Lifestyle Collective. If users stop using the Findit platform or we do not have growth from new user’s this will hinder Findit’s growth in the event ales from CBD Topical products does not increase this will also prevent us from future growth in this sector of our business. If the Findit Platform does not attract new members that post content or view content this could affect revenue, our financial performance and ability to grow revenue could be adversely affected.

CBD Market Opportunity

Currently the US market for industrial hemp and the products produced from industrial hemp is roughly USD 4.63 billion with CAGR of 13.7%. The global industrial hemp market is expected to reach USD $13.03 Billion by 2026, according to a new report by Reports and Data. Hemp may be cultivated as a renewable source for raw materials that can be implemented into numerous products. It is a lucrative rotation crop for farmers attributing to the characteristics of hemp to take in CO2, detoxify the soil, and inhibit soil erosion. Hemp seeds and flowers find application in health foods, organic cosmetic products, and other nutraceuticals (pharmaceutical- and standardized nutrient) whereas the fibers and stalks are incorporated in construction materials (such as hempcrete, hemp tile, hemp insulation), hemp clothing, paper, plastic composites, and biofuel among others. The total revenue generated from the sales of hemp products in the U.S. contributed to a substantial share of the global market. However, as of today most of the raw hemp material used in U.S. consumer products were imported from other countries.

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Competition

Implications of Being an “Smaller Reporting Company”

Certain reduced reporting requirements and exemptions are available to us due to the fact that we qualify as a “smaller reporting company” under SEC rules. For instance, smaller reporting companies are not required to obtain an auditor attestation report regarding management’s assessment of internal control over financial reporting; are not required to provide a compensation discussion and analysis; are not required to a pay-for-performance graph or CEO pay ratio disclosure; and may present only two years of audited financial statements and related MD&A disclosure.

Investors should be aware that we will be subject to the "Penny Stock" rules adopted by the Securities and Exchange Commission, which regulate broker-dealer practices in connection with transactions in Penny Stocks. These regulations may have the effect of reducing the level of trading activity, if any, in the secondary market for our stock, and investors in our common stock may find it difficult to sell their shares.

We face significant competition in almost every aspect of our business, including from companies such as Google, Microsoft, Facebook, Instagram, Twitter, Zillow and other press release distribution services. These competitors which offer a variety of Internet products, services, content, and online advertising offerings, as well as from mobile devices that offer products and services that may compete with specific Findit features. We also face competition from traditional and online media businesses for content to be posted on the Findit Platform.

We currently are not running paid for advertising campaigns on Findit, but we plan to in the future. When Findit does offer paid for advertising we expect to face competition from these same companies. We compete broadly with Facebook, Instagram and Twitters social networking offerings along with Google, Yahoo and Bing for search queries. As we introduce new products, as our existing products evolve, or as other companies introduce new products and services, we may become subject to additional competition.

Some of our current and potential competitors have significantly greater resources and better competitive positions in certain markets than we do. These factors may allow our competitors to respond more effectively than us to new or emerging technologies and changes in market requirements. Our competitors may develop products, features, or services that are similar to ours or that achieve greater market acceptance, may undertake more far-reaching and successful product development efforts or marketing campaigns, or may adopt more aggressive pricing policies. Certain competitors, including Google, could use strong or dominant positions in one or more markets to gain competitive advantage against us in creating a similar search feature that offers people the ability to submit web pages for indexing under various titles and descriptions. Other social networking sites or sites that do not exist yet could create similar featured Findit offers to compete with our market share. As a result, our competitors may acquire and engage users at the expense of the growth or engagement of our user base, which may negatively affect our business and financial results.

We believe that our ability to compete effectively depends upon many factors both within and beyond our control, including:

•	the usefulness, ease of use, performance, and reliability of our products compared to our competitors;
•	the size and composition of our user base;
•	the engagement of our users with our products;
•	the timing and market acceptance of our products and our tools;
•	our ability to monetize our products, including our ability to successfully monetize app usage;

Patents, Trademarks Licenses and Other Intellectual Property

We own the following trademarks:

Findit

Findit.com

Urban CBD Collective

Urban Lifestyle Collective

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Description of Property

Findit’s corporate headquarters are located at 5051 Peachtree Corners Circle, #200, Peachtree Corners, Georgia 30092. Findit does not own any real property. The administrative office is being provided at no cost by an officer of Findit. The officer will not seek reimbursement for providing this administrative space.

Legal Proceedings

From time to time, we may become involved in various lawsuits and legal proceedings, which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business.

We are presently a party to one piece of material litigation. In the Eighth Judicial District Court, Clark County, Nevada, Findit is a plaintiff in the case Findit, Inc., et al v. Todd Davis, et al. In that case, Mr. Davis, a former director of Findit, Inc., is accused of taking money from Joseph Arruzza, a shareholder of Findit, Inc., and having approximately 9,900,000 shares issued to himself and two other entities. Default has been taken against the defendants. To the knowledge of management, no litigation is threatened against us, which may materially affect us.

Market Price of and Dividends on the Common Equity and Related Stockholder Matters

Market Information

Findit, Inc. Common Stock, $0.001 par value, is cleared for quotation on the OTC Markets, LLC Pink Current Tier, under the symbol: FDIT.

There have been a limited amount of trades of Findit’s stock since it was listed on the OTC Markets, LLC’s Pink Current Tier there are no assurances that a market will ever develop for Findit’s stock.

The following table sets forth the high and low sales prices for our common stock, which has been listed on the OTC Markets, LLC’s Pink Current Tier for all periods presented.

Nine Months Ended September 30, 2023	High	Low
First Quarter	$0.08	$0.06
Second Quarter	$0.06	$0.06
Third Quarter	$0.04	$0.04

Year ended December 31, 2022	High	Low
First Quarter	$0.02	$0.01
Second Quarter	$0.01	$0.01
Third Quarter	$0.02	$0.01
Fourth Quarter	$0.11	$0.03

Year ended December 31, 2021	High	Low
First Quarter	$0.15	$0.09
Second Quarter	$0.10	$0.07
Third Quarter	$0.08	$0.04
Fourth Quarter	$0.04	$0.02

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Holders of Common Stock

As of September 30, 2023, there are approximately 157 holders of record of our Common Stock and four holders of our Preferred Stock.

Dividends

In the future we intend to follow a policy of retaining earnings, if any, to finance the growth of the business and do not anticipate paying any cash dividends in the foreseeable future. The declaration and payment of future dividends on the Common Stock will be the sole discretion of board of directors and will depend on our profitability and financial condition, capital requirements, statutory and contractual restrictions, future prospects and other factors deemed relevant.

Securities Authorized for Issuance under Equity Compensation Plans

There are no outstanding grants or rights or any equity compensation plan in place.

Recent Sales of Unregistered Securities

None.

Issuer Purchases of Equity Securities

We did not repurchase any of our equity securities during the nine months ended September 30, 2023 and during the years ending December 31, 2022 and December 31, 2021.

Supplementary Financial Information

Not Applicable.

Management’s Discussion and Analysis of Financial Condition

Overview of Current Operations

Findit continues as a premium content management platform that enables members to post and manage status updates, podcasts and music, pictures, and video. All posted contented is optimized for SEO and sharing to social networks. Findit also indexes all content in its own search engine for easy retrieval and content discovery. Members can create their own, unique internet URL on Findit to further optimize indexing, search results placement and citation in internet search engines. Findit is an open platform meaning that all content is discoverable by search engines for indexing. Findit is focused on the development of monetized internet-based web products and content.

Results of Operations

Overview of Current Operations

Findit continues as a premium content management platform that enables members to post and manage status updates, podcasts and music, pictures, and video. All posted contented is optimized for SEO and sharing to social networks. Findit also indexes all content in its own search engine for easy retrieval and content discovery. Members can create their own, unique internet URL on Findit to further optimize indexing, search results placement and citation in internet search engines. Findit is an open platform meaning that all content is discoverable by search engines for indexing. Findit is focused on the development of monetized internet-based web products and content.

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Results of Operations

For the three months ended September 30, 2023 and 2022

For the three months ended September 30, 2023, the Company received total revenues from Findit services of $3,690 with cost of goods sold of $0 resulting in a gross margin of $3,690. Comparatively, for the three months ended September 30, 2022, the Company received total revenues from Findit services of $11,283 with cost of goods sold of $0 resulting in a gross margin of $11,283.

For the three months ended September 30, 2023, the Company incurred total operating expenses of $5,335 which consisted of amortization expense of $1,483, web design and hosting expense of $2,849 and general and administrative expenses of $1,003. Comparatively, for the three months ended September 30, 2022, the Company incurred total operating expenses of $13,474 which consisted of amortization expense of $1,483, professional fees of $836, programming fees of $1,100, web design and hosting expense of $3,681 and general and administrative expenses of $6,374.

For the three months ended September 30, 2023 and 2022, the Company had a loss from operations of ($1,645) and $(2,191), respectively.

For the three months ended September 30, 2023 and 2022, the Company had interest expense of $(2,046) and $0, respectively resulting in total other expense of $(2,046) and $0 for the respective periods.

For the three months ended September 30, 2023 and 2022, the Company had a net loss of $(3,691) and $(2,191), respectively.

For the three months ended September 30, 2023 and 2022, the Company had an unrealized gain (loss) on available-for-sale securities of $(50,800) and $20,400, respectively resulting in total comprehensive income (loss) of $(54,491) and $18,209, respectively.

For the nine months ended September 30, 2023 and 2022

For the nine months ended September 30, 2023, the Company received total revenues from Findit services of $17,175 with cost of goods sold of $0 resulting in a gross margin of $17,175. Comparatively, for the nine months ended September 30, 2022, the Company received total revenues from Findit services of $33,245 with cost of goods sold of $0 resulting in a gross margin of $33,245.

For the nine months ended September 30, 2023, the Company incurred total operating expenses of $113,617 which consisted of advertising and marketing expenses of $245, amortization expense of $4,449, consulting services of $81,600, web design and hosting expense of $12,762, professional fees of $1,800, programming fees of $700 and general and administrative expenses of $12,061. Comparatively, for the nine months ended September 30, 2022, the Company incurred total operating expenses of $106,018 which consisted of advertising and marketing expenses of $6,043, amortization expense of $4,449, content writing of $21,750, professional fees of $27,613, programming fees of $9,150, web design and hosting expense of $16,129 and general and administrative expenses of $20,884.

For the nine months ended September 30, 2023 and 2022, the Company had a loss from operations of ($96,442) and $(72,773), respectively.

For the nine months ended September 30, 2023 and 2022, the Company had loss on conversion of debt-related party of $(453,232) and $0, respectively and interest expense of $(6,178) and $0, respectively resulting in total other expense of $(459,410) and $0 for the respective periods.

For the nine months ended September 30, 2023 and 2022, the Company had a net loss of $(555,852) and $(72,773), respectively.

For the nine months ended September 30, 2023 and 2022, the Company had an unrealized gain (loss) on available-for-sale securities of $(20,800) and $39,000, respectively resulting in total comprehensive income (loss) of $(576,652) and $(111,773), respectively.

57

For the years ended December 31, 2022 and 2021

For the year ended December 31, 2022, the Company received total revenues from Findit services of $42,159 with cost of goods sold of $0 resulting in a gross margin of $42,159. Comparatively, for the year ended December 31, 2021, the Company received total revenues from Findit services of $197,447 and the sales of essential oils of $1,137 for an aggregate of $198,584. Cost of goods sold consisted of purchases of material and supplies of $554 resulting in a gross margin of $198,303.

For the year ended December 31, 2022, the Company incurred total operating expenses of $120,467 which consisted of advertising, marketing and press release expenses of $6,043, amortization expense of $5,932, content writing of $21,750, professional fees of $27,928, programming fees of $9,735, web design and hosting expense of $21,432 and general and administrative expenses of $27,647. Comparatively, for the year ended December 31, 2022, the Company incurred total operating expenses of $363,148 which consisted of advertising, marketing and press release expenses of $7,383, amortization expense of $4,449, consulting services of $6,350, content writing of $43.100, professional fees of $60,231, programming fees of $111,270, web design and hosting expense of $49,250 and general and administrative expenses of $81,115.

For the fiscal year ended December 31, 2021, the Company had other income of $68,245, from the settlement of claims with a former commissioned sales agent in connection with the sale of CBD oil, as compared to the prior fiscal year when the Company had other expense of $58,088, which consisted of a loss on impairment of investment.

For the years ended December 31, 2022 and 2021, the Company had a net loss of ($78,308) and $(96,873), respectively.

For the years ended December 31, 2022 and 2021, the Company had unrealized loss on available-for-sale securities of $(39,000) and $(165,000), respectively resulting in total comprehensive loss of $(177,308) and $(261,873) for the respective periods.

Liquidity and Capital Resources

For the nine months ended September 30, 2023 and 2022

For the nine months ended September 30, 2023, the Company had a net loss of $(576,652). For the nine months ended September 30, 2023, the Company incurred amortization expense of $4,449, investment in Chill N Out Cryotherapy-related party of $20,800, common stock issued for services of $81,600, common stock issued for expenses-related party of $8,539, loss on conversion of debt-related party of $453,232 and accounts payable of $6,424 resulting in net cash used by operating activities of $(1,608).

For the nine months ended September 30, 2022, the Company had a net loss of $(111,773). For nine months ended September 30, 2022, the Company incurred amortization expense of $4,449, investment in Chill N Out Cryotherapy-related party of $39,000, accounts payable of $5,369 and deferred revenue of $2,667 resulting in net cash used by operating activities of $(60,288).

For the nine months ended September 30, 2023 and 2022, the Company did not pursue any investing activities.

For the nine months ended September 30, 2023, the Company made repayment of loans-related party of $(110) and proceeds from loans payable-related party of $1,800 resulting in net cash used by financing activities of $(1,690).

For the nine months ended September 30, 2023, the Company had proceeds from loans payable – related party of $37,471.

For the years ended December 31, 2022 and 2021

For the year ended December 31, 2022, the Company had a net loss of $(117,308). For the year ended December 31, 2022, the Company incurred amortization expense of $5,932, investment in Chill N Out Cryotherapy-related party of $39,000, and accounts payable of $7,724 resulting in net cash used by operating activities of $(64,652).

58

For the year ended December 31, 2021, the Company had a net loss of $(261,873). For the year ended December 31, 2022, the Company incurred amortization expense of $4,449, investment in Chill N Out Cryotherapy-related party of $165,000, accounts receivable of $971, accounts payable of $(21,064) and deferred revenue of $(7,000) resulting in net cash used by operating activities of $(119,517).

For the years ended December 31, 2022 and 2021, the Company did not pursue any investing activities.

For the year ended December 31, 2022, the Company received proceeds from loans payable-related party of $41,670 and repayment of loans-related party of $(700) resulting in net cash provided by financing activities of $40,970.

For the year ended December 31, 2021, the Company received proceeds from long term debt of $50,000 resulting in net cash provided by financing activities of $50,000.

Management intends to raise additional debt or equity financing to fund ongoing operations and for necessary working capital. However, there is no assurance that such financing plans will be successful or be obtained in amounts sufficient to meet the Company’s needs.

Notwithstanding, the Company anticipates generating losses and therefore may be unable to continue operations in the future. The Company anticipates it will require additional capital in order to develop its business. The Company may use a combination of equity and/or debt instruments or enter into a strategic arrangement with a third party. Management has yet to find a solution to its funding requirements.

Changes in and Disagreements with Accountants

None.

Quantitative and Qualitative Disclosures About Market Risk

Not Applicable.

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FINDIT, INC.

CONDENSED BALANCE SHEETS

	September 30, 2023	December 31, 2022
ASSETS
Current Assets:
Cash	$758	$676
Total Current Assets	758	676

Non-Current Assets:
Domain Name & Website, net of amortization of $55,958 and $51,509, respectively	33,023	37,473
Investment in Chill N Out Chryotherapy – related party	200	21,000
Total Other Assets	33,223	58,473
Total Assets	$33,981	$59,149

LIABILITIES & STOCKHOLDERS' DEFICIT
Current Liabilities:
Accounts Payable and Accrued Expenses	$26,144	$19,721
Current Portion Long-Term Debt	200,000	4,189
Loans Payable – Related Party	14,390	40,970
Total Current Liabilities	240,534	64,880

Long-Term Debt	–	195,811

Total Liabilities	240,534	260,691

Stockholders' Deficit:
Preferred Stock, Series A, $0.001 par value, 50,000,000 shares authorized, 5,000,000 shares issued and outstanding	5,000	5,000
Preferred Stock, Series B, $0.001 par value, 5,000,000 shares authorized, 4,900,000 shares issued and outstanding	4,900	4,900
Common Stock, $0.001 par value, 500,000,000 shares authorized, 276,750,406 and 269,745,006 issued and outstanding, respectively	276,750	269,745
Additional Paid in Capital	3,001,149	2,436,513
Accumulated Deficit	(3,494,352)	(2,917,700)
Total Stockholders' Deficit	(206,553)	(201,542)
Total Liabilities and Stockholders' Deficit	$33,981	$59,149

The accompanying notes are an integral part of these unaudited financial statements.

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FINDIT, INC.

STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Revenues:
Findit Services	$3,690	$11,283	$17,175	$33,245

Operating Expenses:
Advertising and Marketing Expenses	–	–	245	6,043
Amortization Expense	1,483	1,483	4,449	4,449
Consulting Services	–	–	81,600	–
Content Writing	–	–	–	21,750
General and Administrative Expense	1,003	6,374	12,061	20,884
Professional Fees	–	836	1,800	27,613
Programming Fees	–	1,100	700	9,150
Web Design and Hosting Expense	2,849	3,681	12,762	16,129
Total Operating Expenses	5,335	13,474	113,617	106,018

Loss from Operations	(1,645)	(2,191)	(96,442)	(72,773)

Other Expense:
Loss on conversion of debt – related party	–	–	(453,232)	–
Interest Expense	(2,046)	–	(6,178)	–
Total Other Expense	(2,046)	–	(459,410)	–

Loss Before Provision for Income Tax	(3,691)	(2,191)	(555,852)	(72,773)
Provision for Income Tax	–	–	–	–
Net Loss	(3,691)	(2,191)	(555,852)	(72,773)

Other Comprehensive Income (Loss)
Unrealized gain (loss) on available-for-sale securities	(50,800)	20,400	(20,800)	(39,000)
Total Comprehensive Income (Loss)	$(54,491)	$18,209	$(576,652)	$(111,773)

Income (Loss) Per Share, Basic and Diluted	$(0.00)	$0.00	$(0.00)	$(0.00)
Weighted Average Shares Outstanding, Basic and Diluted	269,745,006	269,745,006	269,745,006	269,745,006

The accompanying notes are an integral part of these unaudited financial statements.

61

FINDIT, INC.

CONDENSED STATEMENTS OF CHANGES IN STOCKHOLDERS’ (DEFICIT) EQUITY

For the Three and Nine Months Ended September 30, 2023 and 2022

	Common Stock		Preferred Stock, Series A		Preferred Stock, Series B		Additional Paid in	Accumulated	Total Stockholders’
	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Deficit	Equity
Balance, December 31, 2022	269,745,006	$269,745	5,000,000	$5,000	4,900,000	$4,900	$2,436,513	$(2,917,700)	$(201,542)
Shares issued for services	1,000,000	1,000	–	–	–	–	80,600	–	81,600
Shares issued for debt and services – related party	6,005,400	6,005	–	–	–	–	484,036	–	490,041
Net Loss	–	–	–	–	–	–	–	(527,033)	(527,033)
Balance, March 31, 2023	276,750,406	276,750	5,000,000	5,000	4,900,000	4,900	3,001,149	(3,444,733)	(156,934)
Net Loss	–	–	–	–	–	–	–	4,872	4,872
Balance, June 30, 2023	276,750,406	276,750	5,000,000	5,000	4,900,000	4,900	3,001,149	(3,439,861)	(152,062)
Net Loss	–	–	–	–	–	–	–	(54,491)	(54,491)
Balance, September 30, 2023	276,750,406	$276,750	5,000,000	$5,000	4,900,000	$4,900	$3,001,149	$(3,494,352)	$(206,553)

	Common Stock		Preferred Stock, Series A		Preferred Stock, Series B		Additional Paid in	Accumulated	Total Stockholders’
	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Deficit	Equity
Balance, December 31, 2021	269,745,006	$269,745	5,000,000	$5,000	4,900,000	$4,900	$2,436,513	$(2,800,392)	$(84,234)
Net Loss	–	–	–	–	–	–	–	(17,319)	(17,319)
Balance, March 31, 2022	269,745,006	269,745	5,000,000	5,000	4,900,000	4,900	2,436,513	(2,817,711)	(101,553)
Net Loss	–	–	–	–	–	–	–	(112,663)	(112,663)
Balance, June 30, 2022	269,745,006	269,745	5,000,000	5,000	4,900,000	4,900	2,436,513	(2,930,374)	(214,216)
Net income	–	–	–	–	–	–	–	18,209	18,209
Balance, September 30, 2022	269,745,006	$269,745	5,000,000	$5,000	4,900,000	$4,900	$2,436,513	$(2,912,165)	$(196,007)

The accompanying notes are an integral part of these unaudited financial statements.

62

FINDIT, INC.

CONDENSED STATEMENTS OF CASH FLOWS

(Unaudited)

	For the Nine Months Ended September 30,
Cash Flow from Operating Activities:	2023	2022
Net Loss	$(576,652)	$(111,773)
Adjustments to reconcile net loss to net cash used by operating activities:
Amortization expense	4,449	4,449
Investment in Chill N Out Cryotherapy – related party	20,800	39,000
Common stock issued for services	81,600	–
Common stock issued for expenses– related party	8,539	–
Loss on conversion of debt – related party	453,232	–
Changes in Operating Assets and Liabilities:
Accounts payable	6,424	5,369
Deferred revenue	–	2,667
Net Cash Used by Operating Activities	(1,608)	(60,288)

Cash Flows from Investing Activities	–	–

Cash Flows from Financing Activities
Repayment of loans – related party	(110)	–
Proceeds from loans payable – related party	1,800	37,471
Net Cash Provided by Financing Activities	1,690	37,471

Net Change in Cash	81	(22,817)

Cash at Beginning of Period	676	24,358

Cash at End of Period	$758	$1,541

Cash Paid During the Period for:
Interest	$–	$–
Income Taxes	$–	$–

Supplemental non-cash disclosure:
Unrealized loss on available-for-sale securities	$(20,800)	$(39,000)
Common stock issued debt – related party	$–	$28,270

The accompanying notes are an integral part of these unaudited financial statements.

63

FINDIT, INC.

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

SEPTEMBER 30, 2023

NOTE 1 – ORGANIZATION & NATURE OF OPERATIONS

FINDIT, Inc., “the Company”, was organized on December 23, 1998 as a Nevada Corporation. The Company offers online products and services that consists of content distribution, content creation, web development, Search Engine Optimization, Social Media, and Social Networking Marketing Campaigns. Products and services include news and press release distribution, Findit extension domains we call Vanity Keyword URLs, Findit Prime which is a bundled package of press release distribution, vanity URL, URL submissions into the Findit search engine and social media promoted posts.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

Our unaudited condensed financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”), and pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”). These financial statements and the notes attached hereto should be read in conjunction with the financial statements and notes included in our financial statements for the fiscal year ended December 31, 2022. In the opinion of our management, all adjustments, including normal recurring adjustments necessary to present fairly our financial position, as of September 30, 2023, and the results of our operations and cash flows for the three months then ended have been included. The results of operations for the interim period are not necessarily indicative of the results for the full year ending December 31, 2023.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

The Company only applies the five-step model to contracts when it is probable that the entity will collect the consideration it is entitled to in exchange for the goods or services it transfers to the customer. Once a contract is determined to be within the scope of ASC 606 at contract inception, the Company reviews the contract to determine which performance obligations the Company must deliver and which of these performance obligations are distinct. The Company recognizes as revenues the amount of the transaction price that is allocated to the respective performance obligation when the performance obligation is satisfied or as it is satisfied.

Intangible Assets

Intangible assets are amortized over a period of fifteen years on a straight-line basis and consist principally of the cost to acquire the Company’s domain name.

Recently Issued Accounting Pronouncements

The Company has implemented all new accounting pronouncements that are in effect. These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

NOTE 3 – GOING CONCERN

The accompanying financial statements have been prepared on a going concern basis which assumes the Company will be able to realize its assets and discharge its liabilities in the normal course of business for the foreseeable future. The Company has incurred losses since inception resulting in an accumulated deficit of $3,494,352 as of September 30, 2023, and further losses are anticipated in the development of its business raising substantial doubt about the Company’s ability to continue as a going concern.

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The ability to continue as a going concern is dependent upon the Company generating profitable operations in the future and/or obtaining the necessary financing to meet its obligations and repay its liabilities arising from normal business operations as they come due. Management intends to finance operating costs over the next twelve months with existing cash on hand, and/or private placement of common stock.

In order to mitigate the conditions that raise substantial doubt about our ability to continue as a going concern, the company has exited the CBD oil business which consumed substantial capital and resources and has streamlined operational costs.

NOTE 4 – INVESTMENTS

On November 25, 2020, the Company purchased 1,000,000 shares of the common stock of Chill N Out Cryotherapy at $0.01 per share in exchange for technical services provided. This investment meets the criteria of level one inputs for which quoted market prices are available in active markets for identical assets or liabilities as of the reporting date. As of September 30, 2023 and December 31, 2022, the shares of Chill N Out Cryotherapy have a reported market value of $200 and $21,000, respectively. The Company has adjusted the reported amounts for these investments to market value resulting in an unrealized loss of $20,800 and $39,000 for the nine months ended September 30, 2023 and 2022, respectively.

NOTE 5 – DEBT

The Company borrowed $150,000 utilizing the Small Business Administration’s Economic Injury Disaster Loan Program. The loan is repayable at 3.75% beginning one year after the proceeds were received which was July 20, 2020. Subsequently Congress has extended the repayment period to one year after the initial date, or July 20, 2022.

The Company borrowed $50,000 utilizing the Small Business Administration’s Economic Injury Disaster Loan Program. The loan is repayable at 3.75% beginning two years after the proceeds were received which was July 17, 2021.

As of September 30, 2023, no payments towards the balance due and the loan may be considered in default.

	September 30, 2023	December 31, 2022
SBA Loan – July 20, 2020	$150,000	$150,000
SBA Loan – July 17, 2021	50,000	50,000
Total	$200,000	$200,000
Less: current portion	(200,000)	(4,189)
Long term portion	$–	$195,811

NOTE 6 – PREFERRED STOCK

Series A Preferred Stock

The Series A Preferred Stock holds a voting weight of 2,500 common shares, is not entitled to receive dividends and has no liquidation rights.

Series B Preferred Stock

The Series B Preferred Stock holds a voting weight of 1,000 common shares, is not entitled to receive dividends and has no liquidation rights.

NOTE 7 – COMMON STOCK TRANSACTIONS

During the nine months ended September 30, 2023, the Company issued 1,000,000 shares of common stock for services. The shares were valued at $0.0816, the closing stock price on the date of grant, for total non-cash compensation expense of $81,600.

NOTE 8 – RELATED PARTY TRANSACTIONS

During the year ended December 31, 2022, the Company received a total cash advance from Classworx Inc of $2,900. Classworx Inc, has the same management and majority shareholders as the Company. The advance was for general operating expenses, is non-interest bearing and due on demand. The balance due as of September 30, 2023, is $2,890.

During the year ended December 31, 2022, the Company received a total cash advance from Thomas Powers, CEO of $28,270. On March 31, 2023, the Company issued 6,005,400 shares of common stock to Mr. Powers, for $28,270 of debt and $8,539 for expense reimbursement. The shares were valued at $0.0816, the closing stock price on the date of grant, resulting in a loss on the issuance of $453,232.

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During the year ended December 31, 2022, the Company received a total cash advance from TransworldNews, Inc. of $10,500, $700 of which was repaid, for a balance due of $9,800 as of December 31, 2022. TransworldNews has the same management and majority shareholders as the Company. The advance was for general operating expenses, is non-interest bearing and due on demand. The balance due as of September 30, 2023, is $9,700.

During the nine months ended September 30, 2023, Mr. Powers advanced the Company $1,800 to pay for professional fees. The advanced is non-interest bearing and due on demand.

NOTE 9 - SUBSEQUENT EVENTS

Management has evaluated subsequent events pursuant to the requirements of ASC Topic 855, from the balance sheet date through the date the financial statements were issued and has determined that there are no material subsequent events that require disclosure in these financial statements.

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Report of Independent Registered Public Accounting Firm

To the shareholders and the board of directors of Findit, Inc.

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Findit, Inc. as of December 31, 2022 and 2021, the related statements of operations, stockholders' equity (deficit), and cash flows for the years then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

Substantial Doubt about the Company’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has suffered recurring losses from operations and has a significant accumulated deficit. In addition, the Company continues to experience negative cash flows from operations. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

Critical Audit Matter

Critical audit matters are matters arising from the current-period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments.

We determined that there are no critical audit matters.

/S/ BF Borgers CPA PC (PCAOB ID 5041)

We have served as the Company's auditor since 2020

Lakewood, CO

March 31, 2023

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FINDIT, INC.

BALANCE SHEETS

	December 31, 2022	December 31, 2021
ASSETS
Current Assets:
Cash	$676	$24,358
Total Current Assets	676	24,358

Non-Current Assets:
Domain Name & Website, net of amortization of $51,509 and $45,577, respectively	37,473	43,404
Investment in Chill N Out Chryotherapy – related party	21,000	60,000
Total Other Assets	58,473	103,404
Total Assets	$59,149	$127,762

LIABILITIES & STOCKHOLDERS' (DEFICIT) EQUITY
Current Liabilities:
Accounts Payable and Accrued Expenses	$19,721	$11,996
Current Portion Long-Term Debt	4,189	2,163
Loans Payable – Related Party	40,970	–
Total Current Liabilities	64,880	14,159
Long-Term Debt	195,811	197,837
Total Liabilities	260,691	211,996

Stockholders' (Deficit) Equity:
Preferred Stock, Series A, $0.001 par value, 50,000,000 shares authorized, 5,000,000 shares issued and outstanding	5,000	5,000
Preferred Stock, Series B, $0.001 par value, 5,000,000 shares authorized, 4,900,000 shares issued and outstanding	4,900	4,900
Common Stock, $0.001 par value, 500,000,000 shares authorized, 269,745,006 issued and outstanding	269,745	269,745
Additional Paid in Capital	2,436,513	2,436,513
Accumulated Deficit	(2,917,700)	(2,800,392)
Total Stockholders' Deficit	(201,542)	(84,234)
Total Liabilities and Stockholders' Deficit	$59,149	$127,762

The accompanying notes are an integral part of these financial statements.

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FINDIT, INC.

STATEMENTS OF OPERATIONS

	For the Years Ended December 31,
	2022	2021
Revenues:
Findit Services	$42,159	$197,447
Sales of Essential Oils	–	1,137
Total Revenues	42,159	198,584

Cost of Goods Sold:
Purchases of Materials & Supplies	–	554
Total Cost of Goods Sold	–	554

Gross Margin	42,159	198,030

Operating Expenses:
Advertising, Marketing & Press Release Expenses	6,043	7,383
Amortization Expense	5,932	4,449
Consulting Services	–	6,350
Content Writing	21,750	43,100
General and Administrative Expense	27,647	81,115
Professional Fees	27,928	60,231
Programming Fees	9,735	111,270
Web Design and Hosting Expense	21,432	49,250
Total Operating Expenses	120,467	363,148

Loss from Operations	(78,308)	(165,118)

Other Income:
Other Income	–	68,245
Total Other Income	–	68,245

Loss Before Provision for Income Tax	(78,308)	(96,873)
Provision for Income Tax	–	–
Net Loss	(78,308)	(96,873)

Other Comprehensive Loss
Unrealized loss on available-for-sale securities	(39,000)	(165,000)
Total Comprehensive Loss	$(117,308)	$(261,873)

Loss Per Share, Basic and Diluted	$(0.00)	$(0.00)
Weighted Average Shares Outstanding, Basic and Diluted	269,745,006	269,745,006

The accompanying notes are an integral part of these financial statements.

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FINDIT, INC.

STATEMENTS OF STOCKHOLDERS’ (DEFICIT) EQUITY

For the Year Ended December 31, 2022 and 2021

	Common Stock		Preferred Stock, Series A		Preferred Stock, Series B		Additional Paid	Accumulated	Total Stockholders’
	Shares	Amount	Shares	Amount	Shares	Amount	in Capital	Deficit	Equity
Balance, December 31, 2020	269,745,006	$269,745	5,000,000	$5,000	4,900,000	$4,900	$2,436,513	$(2,538,519)	$177,639
Net Loss	–	–	–	–	–	–	–	(261,873)	(261,873)
Balance, December 31, 2021	269,745,006	269,745	5,000,000	5,000	4,900,000	4,900	2,436,513	(2,800,392)	(84,234)
Net Loss	–	–	–	–	–	–	–	(117,308)	(117,308)
Balance, December 31, 2022	269,745,006	$269,745	5,000,000	$5,000	4,900,000	$4,900	$2,436,513	$(2,917,700)	$(201,542)

The accompanying notes are an integral part of these financial statements.

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FINDIT, INC.

STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
	2022	2021
Cash Flow from Operating Activities:
Net Loss	$(117,308)	$(261,873)
Adjustments to Reconcile Net Loss to Net Cash Used by Operating Activities:
Amortization Expense	5,932	4,449
Investment in Chill N Out Cryotherapy – related party	39,000	165,000
Changes in Operating Assets and Liabilities:
Accounts Receivable	–	971
Accounts Payable	7,724	(21,064)
Deferred Revenue	–	(7,000)
Net Cash Used by Operating Activities	(64,652)	(119,517)

Cash Flows from Investing Activities	–	–

Cash Flows from Financing Activities
Proceeds from long term debt	–	50,000
Proceeds from loans payable – related party	41,670	–
Repayment of loans – related party	(700)	–
Net Cash Provided by Financing Activities	40,970	50,000

Net Change in Cash	(23,682)	(69,517)

Cash at Beginning of Year	24,358	93,875

Cash at End of Year	$676	$24,358

Cash Paid During the Year for:
Interest	$–	$–
Income Taxes	$–	$–

Supplemental non-cash disclosure:
Unrealized loss on available-for-sale securities	$(39,000)	$(165,000)

The accompanying notes are an integral part of these financial statements.

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FINDIT, INC.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2022

NOTE 1 – ORGANIZATION & NATURE OF OPERATIONS

FINDIT, Inc., (“the Company”), was organized on December 23, 1998 as a Nevada Corporation. The Company offers online products and services that consists of content distribution, content creation, web development, Search Engine Optimization, Social Media, and Social Networking Marketing Campaigns. Products and services include news and press release distribution, Findit extension domains we call Vanity Keyword URLs, Findit Prime which is a bundled package of press release distribution, vanity URL, URL submissions into the Findit search engine and social media promoted posts.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Company’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

The Company only applies the five-step model to contracts when it is probable that the entity will collect the consideration it is entitled to in exchange for the goods or services it transfers to the customer. Once a contract is determined to be within the scope of ASC 606 at contract inception, the Company reviews the contract to determine which performance obligations the Company must deliver and which of these performance obligations are distinct. The Company recognizes as revenues the amount of the transaction price that is allocated to the respective performance obligation when the performance obligation is satisfied or as it is satisfied.

Intangible Assets

Intangible assets are amortized over a period of fifteen years on a straight-line basis and consist principally of the cost to acquire the Company’s domain name.

Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. There were no cash equivalents for the years ended December 31, 2022 or 2021.

Concentration of Credit Risk

The credit risk for customer accounts is not significant due to its diverse customer base. Customer accounts typically are collected within a short period of time. The Company maintains its cash balances in one financial institution located in Atlanta, Georgia. The balances are insured by the Federal Deposit Insurance Corporation up to $250,000. At December 31, 2022 and 2021, the Company had no uninsured cash balances.

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Fair Value Measurements

The Company follows paragraph 825-10-50-10 of the FASB Accounting Standards Codification for disclosures about fair value of its financial instruments and paragraph 820-10-35-37 of the FASB Accounting Standards Codification (“Paragraph 820-10-35-37”) to measure the fair value of its financial instruments. Paragraph 820-10-35-37 establishes a framework for measuring fair value in accounting principles generally accepted in the United States of America (U.S. GAAP), and expands disclosures about fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, Paragraph 820-10-35-37 establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. The three (3) levels of fair value hierarchy defined by Paragraph 820-10-35-37 are described below:

Level 1: Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.

Level 2: Pricing inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date.

Level 3: Pricing inputs that are generally unobservable inputs and not corroborated by market data.

The carrying amount of the Company’s financial assets and liabilities, such as cash, prepaid expenses and accrued expenses approximate their fair value because of the short maturity of those instruments. The Company’s notes payable approximates the fair value of such instruments based upon management’s best estimate of interest rates that would be available to the Company for similar financial arrangements at December 31, 2022. See Note 4 for additional disclosures for the Company’s investments measured at fair value.

Stock-based Compensation

We account for equity-based transactions with employees and non-employees under the provisions of FASB ASC Topic 718, “Compensation – Stock Compensation” (Topic 718), which establishes that equity-based payments to employees and non-employees are recorded at the grant date the fair value of the equity instruments the entity is obligated to issue when the employees and non-employees have rendered the requisite service and satisfied any other conditions necessary to earn the right to benefit from the instruments. Topic 718 also states that observable market prices of identical or similar equity or liability instruments in active markets are the best evidence of fair value and, if available, should be used as the basis for the measurement for equity and liability instruments awarded in these share-based payment transactions. However, if observable market prices of identical or similar equity or liability instruments are not available, the fair value shall be estimated by using a valuation technique or model that complies with the measurement objective, as described in FASB ASC Topic 718.

Income Taxes

Income taxes are provided for the tax effects of the transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to tax net operating loss carryforwards. The deferred tax assets and liabilities represent the future tax return consequences of these differences, which will either be taxable or deductible when assets and liabilities are recovered or settled, as well as operating loss carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is established against deferred tax assets when in the judgment of management, it is more likely than not that such deferred tax assets will not become available. Because the judgment about the level of future taxable income is dependent to a great extent on matters that may, at least in part, be beyond the Company’s control, it is at least reasonably possible that management’s judgment about the need for a valuation allowance for deferred taxes could change in the near term.

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Tax benefits are recognized only for tax positions that are more likely than not to be sustained upon examination by tax authorities. The amount recognized is measured as the largest amount of benefit that is greater than 50 percent likely to be realized upon settlement. A liability for “unrecognized tax benefits” is recorded for any tax benefits claimed in the Company’s tax returns that do not meet these recognition and measurement standards. As of December 31, 2022 and 2021, no liability for unrecognized tax benefits was required to be reported.

Net Income (Loss) Per Common Share

Net income (loss) per common share is computed pursuant to section 260-10-45 of the FASB Accounting Standards Codification. Basic net income (loss) per common share is computed by dividing net income (loss) by the weighted average number of shares of common stock outstanding during the period. Diluted net income (loss) per common share is computed by dividing net income (loss) by the weighted average number of shares of common stock and potentially outstanding shares of common stock during the period. The weighted average number of common shares outstanding and potentially outstanding common shares assumes that the Company incorporated as of the beginning of the first period presented. There are no potentially dilutive common shares for the years ended December 31, 2022 and 2021.

Recently Issued Accounting Pronouncements

The Company has implemented all new accounting pronouncements that are in effect. These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

NOTE 3 – GOING CONCERN

The accompanying financial statements have been prepared on a going concern basis which assumes the Company will be able to realize its assets and discharge its liabilities in the normal course of business for the foreseeable future. The Company has incurred losses since inception resulting in an accumulated deficit of $2,917,700 as of December 31, 2022, and further losses are anticipated in the development of its business raising substantial doubt about the Company’s ability to continue as a going concern.

The ability to continue as a going concern is dependent upon the Company generating profitable operations in the future and/or obtaining the necessary financing to meet its obligations and repay its liabilities arising from normal business operations as they come due. Management intends to finance operating costs over the next twelve months with existing cash on hand, and/or private placement of common stock.

In order to mitigate the conditions that raise substantial doubt about our ability to continue as a going concern, the company has exited the CBD oil business which consumed substantial capital and resources and has streamlined operational costs.

NOTE 4 – INVESTMENTS

On November 25, 2020, the Company purchased 1,000,000 shares of the common stock of Chill N Out Cryotherapy at $0.01 per share in exchange for technical services provided. This investment meets the criteria of level one inputs for which quoted market prices are available in active markets for identical assets or liabilities as of the reporting date. As of December 31, 2022 and 2021, the shares of Chill N Out Cryotherapy have a reported market value of $21,000 and $60,000, respectively. The Company has adjusted the reported amounts for these investments to market value resulting in an unrealized loss of $39,000 and $165,000 for the years ended December 31, 2022 and 2021, respectively.

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NOTE 5 – DEBT

The Company borrowed $150,000 utilizing the Small Business Administration’s Economic Injury Disaster Loan Program. The loan is repayable at 3.75% beginning one year after the proceeds were received which was July 20, 2020. Subsequently Congress has extended the repayment period to one year after the initial date, or July 20, 2022.

The Company borrowed $50,000 utilizing the Small Business Administration’s Economic Injury Disaster Loan Program. The loan is repayable at 3.75% beginning two years after the proceeds were received which was July 17, 2021. Therefore, this loan is classified as long-term in the financial statements.

	December 31, 2022	December 31, 2021
SBA Loan – July 20,2020	$150,000	$150,000
SBA Loan – July 17,2021	50,000	50,000
Total	$200,000	$200,000
Less: current portion	(4,189)	(2,163)
Long term portion	$195,811	$197,837

Principal payments for the next five years and thereafter are as follows:

Schedule of debt maturity
Year Ended	Amount
December 31, 2023	$4,449
December 31, 2024	4,619
December 31, 2025	4,795
December 31, 2026	4,978
December 31, 2027	5,168
Thereafter	180,440
Total	$200,000

NOTE 6 – PREFERRED STOCK

Series A Preferred Stock

The Series A Preferred Stock holds a voting weight of 2,500 common shares, is not entitled to receive dividends and has no liquidation rights.

Series B Preferred Stock

The Series B Preferred Stock holds a voting weight of 1,000 common shares, is not entitled to receive dividends and has no liquidation rights.

NOTE 7 – RELATED PARTY TRANSACTIONS

The Company reimbursed Holly Andrews, holds greater than 10% of the issued and outstanding shares of the company’s common stock, for office rent in the amount of $0 and $12,240 for the years ended December 31, 2022 and 2021, respectively.

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During the year ended December 31, 2021, the Company reimbursed Raymond Firth, CEO, holds greater than 10% of the issued and outstanding shares of the Company’s common stock, for automobile expenses in the amount of $2,449. No funds were reimbursed for year ended December 31, 2022.

The Company paid $3,485 and $52,220 during years ended December 31, 2022 and 2021, respectively, for services, to Raymond Firth, CEO, Director, and holds greater than 10% of the issued and outstanding shares of the Company’s common stock.

During the year ended December 31, 2022, the Company received a total cash advance from Classworx Inc of $2,900. Classworx Inc, has the same management and majority shareholders as the Company. The advance was for general operating expenses, is non-interest bearing and due on demand.

During the year ended December 31, 2022, the Company received a total cash advance from Thomas Powers, CEO of $28,270. The advance is non-interest bearing and due on demand.

During the year ended December 31, 2022, the Company received a total cash advance from TransworldNews, Inc. of $10,500, $700 of which was repaid, for a balance due of $9,800. TransworldNews has the same management and majority shareholders as the Company. The advance was for general operating expenses, is non-interest bearing and due on demand.

NOTE 8 – OTHER INCOME

The Company recognized $68,245 in the year ended December 31, 2021, from the settlement of claims with a former commissioned sales agent in connection with the sale of CBD oil.

NOTE 9 – INCOME TAX

Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carry forwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment. The Company is using the U.S. federal income tax rate of 21%.

The provision for Federal income tax consists of the following December 31:

	2022	2021
Federal income tax benefit attributable to:
Current Operations	$(25,000)	$(55,000)
Less: valuation allowance	25,000	55,000
Net provision for Federal income taxes	$–	$–

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The cumulative tax effect at the expected rate of 21% of significant items comprising our net deferred tax amount is as follows:

	2022	2021
Deferred tax asset attributable to:
Net operating loss carryover	$(613,000)	$(588,000)
Less: valuation allowance	613,000	588,000
Net deferred tax asset	$–	$–

At December 31, 2022, the Company had operating loss carry forwards of approximately $613,000, which may be offset against future taxable income from the year 2023 to 2043. In accordance with Section 382 of the Internal Revenue code, the usage of the Company’s net operating loss carryforwards may be limited in the event of a change in ownership. A full Section 382 analysis has not been prepared and NOLs could be subject to limitation under Section 382.

The Company’s policy is to record interest and penalties on uncertain tax positions as a component of income tax expense. No interest or penalties were recorded during the years ended December 31, 2022 and 2021. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position in the next twelve months.

The Company files income tax returns in the U.S. federal and state jurisdictions, which remain subject to examination by the various taxing authorities beginning with the tax year ended December 31, 2015 (or the tax year ended December 31, 2001 if the Company were to utilize its NOLs). No tax audits were commenced or were in process during the years ended December 31, 2022 and 2021.

NOTE 10 – SUBSEQUENT EVENTS

Management has evaluated subsequent events pursuant to the requirements of ASC Topic 855, from the balance sheet date through the date the financial statements were issued and has determined that there are no material subsequent events that require disclosure in these financial statements.

Proposed Merger

On December 29, 2022, the “Company” announced it had entered into a definitive merger agreement (the “Merger Agreement”) with BioRegenx, Inc. (“BioRegenx”), a Nevada corporation.

Pursuant to the Merger Agreement, BioRegenx shall be merged into the Company. and all of the issued and outstanding BioRegenx common and preferred shares shall be exchanged for common and preferred shares of Company. The Company shall issue common and preferred shares in an amount equivalent to 90.0% of the voting securities of the Company. Concurrently, holder(s) of the Company’s Series A and Series B preferred shares shall retire their Series A and Series B preferred shares back into the treasury. The Series A and Series B preferred shares to be retired represent a voting control of 98.47% of the Company. The exchange value of the Company’s stock would be the average closing price of the Company for the month of November 2022.

As soon as practical after the merger, both parties agree to the implementation of up to a 1 for 25 reverse split of the Company's common and preferred stock to improve the Company's ability to attract institutional investors and analysts as well as to graduate to a senior exchange (OTCQB, NASDAQ).

The completion of the merger is subject to customary closing conditions for a transaction of this nature, including securities law compliance, the approval of BioRegenx shareholders and the approval of the Company’s shareholders. The Board of Directors of both companies have approved the merger. The Company has filed the Preliminary Schedule 14C and is currently in the review process.

Issuance of Restricted Stock

On January 20, 2023, the Company authorized the issuance to Thomas Powers, an officer and director of the Company of 6,005,400 common shares at $0.015 per common share for the conversion of debt of $36,809. Additionally, on January 20, 2023, the Company authorized the issuance to Clark St, Amant, a non-affiliate of 1,000,000 common shares at $0.015 per common share for content writing services valued at $15,000. The shares were issued under an exemption pursuant to Rule 4(a)(2) of the Securities Act of 1933.

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INFORMATION ABOUT BIOREGENX

Description of Business

BioRegenx was incorporated in the State of Nevada on January 29, 2021. BioRegenx specializes in acquiring IP and firms in Regenerative Biotherapeutics and anti-aging research. BioRegenx is focused on developing non-invasive medical and wellness devices to process large datasets, fueling its proprietary algorithms and its planned AI engine for enhanced predictive outcomes.

The organizational structure for BioRegenx and its subsidiaries generally is as set forth below.

BioRegenx, Inc.
Proposed Acquisitions
MicroVascular Health Solutions, LLC
NuLifeSciences, Inc.
MyBody Rx, LLC
Regenr8, LLC
DocSun BioMedical Holdings, Inc.
Glycocheck B.V.
NuLife Ventures Global Services, Inc.
NuLife Canada, ULC.

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Operating Subsidiaries

NuLife Sciences™, Inc.

NuLife functions as a marketing and distribution enterprise, aiming to redefine health and longevity by leveraging advanced technologies. The company exclusively markets the MyBodyRx supplement line, that includes our patented product Endocalyx Pro and also markets GlycoCheck™ along with other medical and wellness devices for overall improved health and wellness outcomes.

In addition to the line of the MyBodyRx nutraceutical products offered, NuLife markets hydrogen water products, medical and wellness devices such as Pulsed Electro-Magnetic Field (PEMF) devices and StimaWELL, a class II Electronic Muscle Stimulation (EMS, e-stim) therapy device through a network of independent affiliates, practitioners, and customers. NuLife is currently developing a wellness app with a technology company which will provide DNA and epigenetics testing products and services. These therapies cater to a wide array of health indications, promoting overall well-being.

NuLife currently has a network of over 294 active Independent Brand Partners in addition to 1,038 customers.

Microvascular Health Solutions™ LLC

MVHS specializes in research, product development, sales, and education, notably producing the patented Endocalyx Pro™ dietary supplement. The company also manufactures and distributes the patented GlycoCheck™ software and Class 1 medical device. Presently, MVHS actively participates in multiple double-blind placebo studies worldwide, exploring the impact of Endocalyx Pro™ on various health conditions while maintaining compliance with cGMP regulations.

Patents

Endocalyx Pro™ patents:

U.S. Patent Number: 9943572

Canada Patent Pending Number: CA3020277A1

European Patent Pending Number: EP3280423A4

Japan Patent Number: 6518796

South Korea Patent Number: 10-1972691

China Patent Number: CN 107771080

Endocalyx Pro™. Endocalyx Pro™ is produced by a fully accredited and certified manufacturing facility for over 30 years. Our source has provided outstanding contract manufacturing, formulation expertise, and custom finishing and packaging to the dietary supplement industry. They specialize in encapsulation, tablet compression, powder blending and filling, and product development.The company is currently in discussions with other fully accredited and certified manufacturing facilities for future expansion.

Distribution is handled at NuLife Sciences in Chattanooga, TN and Midstates Fulfillment, Aberdeen, SD.

Omni Imaging contract. MVHS has an agreement with Omni Imaging, a camera development company, to jointly develop and produce the CapiVision™ cameras for GlycoCheck™. MVHS has filed two patents relating to the camera which are pending.

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MyBodyRx™ LLC

MyBodyRx™ is a manufacturing, sales and product development company that produces dietary supplements that complement and work synergistically with the patented and clinically tested Endocalyx Pro™ product to support and improve healthy aging and increase longevity.

MyBodyRx™ is produced by a fully accredited and certified manufacturing facility for over 30 years. Our source has provided outstanding contract manufacturing, formulation expertise, and custom finishing and packaging to the dietary supplement industry. They specialize in encapsulation, tablet compression, powder blending and filling, and product development.

Proposed Acquisitions

BioRegenx, Inc. is actively pursuing acquisitions to bolster its portfolio:

Acquisition of GlycoCheck Intellectual Property:

BioRegenx, Inc. has entered into a Securities Exchange Agreement effective November 15, 2023 and an Addendum to the Securities Exchange Agreement dated December 5, 2023 to acquire DocSun Biomedical Holdings, Inc. The transaction is closed on January 11, 2024. Pursuant to the Securities Exchange Agreement, BioRegenx acquired all of the issued and outstanding securities of DocSun in exchange for 4,800,000 BioRegenx common shares.

DocSun combines three proven technologies in the DocSun Artificial Intelligence (AI) Engine. The DocSun AI Engine integrates advanced ballistocardiography, which can detect an individual's heartbeat without touch, and photoplethysmography, a method that uses light to track the flow of blood. These methodologies are further enriched with the decoding capabilities of optical coherence tomography, a technique that creates detailed images of structures inside the body. This combination is meticulously designed to harness the power of artificial intelligence for accurate vital sign estimation.

By deploying a strategic facial scanning technique, the engine captures and analyzes nuanced physiological signals. This not only facilitates the precise extraction of vital signs but also ensures a non-invasive, user-friendly approach to health monitoring, embodying a confluence of technology and practical applicability in the realm of remote health diagnostics.

Market Size

Anti-aging market

The global anti-aging market reached a value of US$ 88.3 Billion by 2026. Aging is brought about by a cycle of biochemical processes which cause the body to degenerate over a period of time, impacting the health, fitness and physical appearance of the individual. Anti-aging refers to the process of limiting or retarding these changes through various products and services. The growing consciousness among both the young and old consumers regarding their physical appearance has fostered the demand for anti-aging products and devices. Looking forward, IMARC Group expects the global anti-aging market to reach a value of US$ 88.30 Billion by 2026, exhibiting a CAGR of 7.10% during 2021-2026. Source: IMARC Group.

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Health and longevity market

The number of people affected by the diseases that are linked to a compromised glycocalyx and microvascular dysfunction are immense. Over 80% of people of all ages are exposed to risks associated with microvascular dysfunction.

•	Diabetes affects over 34 million Americans (CDC.gov); 425 million globally
•	Cardiovascular disease kills 665,000 in the U.S. annually, one every 36 seconds (CDC.gov)
•	Kidney disease affects 37 million Americans, one out of every nine (CDC.gov)
•	Dementia impacts over 5 million in the U.S. over age 65 (CDC.gov)
•	45% of American adults have hypertension (CDC.gov)
•	Each year, at least 1.7 million adults in America develop sepsis, and nearly 270,000 Americans die. 1 in 3 patients who dies in a hospital has sepsis. (CDC.gov). (reference NOSTRADAMUS study https://ccforum.biomedcentral.com/articles/10.1186/s13054-021-03520-w).
•	COVID-19 patients have severe damage to microcirculation and the endothelial glycocalyx, losing as much as 95% of the tiniest of capillaries (reference COVID-19 Angiogenesis https://link.springer.com/article/10.1007/s10456-020-09753-7)

Pain Management and Recovery

Sales of the Pulse Electromagnetic Field (PEMF) Therapy Devices Market in 2021 had reached at level of US$ 416.6 Mn and are projected to reach a revenue of US$ one billion. The United States remains the most dominant country in the Pulse Electromagnetic Field Therapy Market having the expected largest market share of US$ 358.3 Million by 2032. The market in the U.K. is projected to reach a valuation of US$ 48 Million by 2032. In Japan, the market is expected to reach US$ 46 Million by 2032. December 20, 2022 21:30 ET | Source: Future Market Insights Global and Consulting Pvt. Ltd.

According to the International Osteoporosis Foundation, osteoporosis results in 8.9 million fractures annually. Additionally, there are 1.6 million hip fractures worldwide each year, and between 4.5 and 6.3 million hip fractures are anticipated by 2050. As a result, as the incidence of osteoporosis increases, so will the demand for PEMF therapy devices.

The global pain management devices market size is projected to reach USD 3.3 billion by 2026, growing at a CAGR of 8,6%. Growth of this market includes expanding patient population, growing demand for long-term pain management among the geriatric population, and increasing preference for pain management devices owing to the adverse effects of pain medications on patients. "Pain Management Devices Market by Type (Neurostimulation, SCS, TENS, RF Ablation, Infusion Pumps), Application (Neuropathy, Cancer, Facial, MSK, Migraine), Mode of Purchase (OTC, Prescription-based) & Region (NA, Europe, APAC).

Market Strategy

BioRegenx and its subsidiaries adopt a comprehensive approach encompassing business-to-business (B2B) and business-to-consumer (B2C) strategies. These strategies are tailored for targeted markets, including academic research hospitals, medical professionals, and direct-to-consumer initiatives.

Revenues

The revenue streams for BioRegenx and its subsidiaries are diversified, ranging from dividends and interest income to sales of products and software, royalties, and rights.

Competition

There is huge competition in the anti-aging market, as previously stated in the Risk Factors section, due to the presence of many domestic and international market players. Most of the market players are adopting various growth strategies, such as acquisitions, partnerships, and new product launches, in order to secure their position in the market.

(https://www.mordorintelligence.com/industry-reports/anti-aging-market)

All aspects of the health, nutritional, supplements and medical devices business are highly competitive. The firms that our subsidiaries compete with include large well-known firms who have substantially greater financial and personnel resources. Our subsidiaries compete for business on the basis of our experience in the industry, their ability to execute business transactions and the strength of our relationships with their clients. Intense competition could negatively affect their operations.

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Competitive Advantages

BioRegenx and its subsidiaries leverage its network and expertise in affiliate marketing, benefits from its research led by renowned scientists and synergies with patented formulas to support overall health.

Employees

In addition to its respective officers, BioRegenx and its subsidiaries currently employ eight individuals, along with strategic outsourcing to keep resources focused where they are needed.

Description of Properties

BioRegenx is a global company that takes advantage of the ability to work remotely from many locations utilizing the latest video technology that has proven to be effective for businesses during the Covid-19 pandemic. We were effectively working remotely for several years prior to the pandemic and consequently weren’t affected by stay-at-home orders since early 2020.

BioRegenx is currently located at 7407 Ziegler Rd., Chattanooga, Tennessee 3742. BioRegenx’s shipping/warehousing is located at 16420 Midway Road, Addison TX 75001. BioRegenx shares the Chattanooga offices with NuLife. The offices consist of 1,000 sq ft. leased on a month to month basis with a monthly lease rate of $1,275. The lease payment is paid by NuLife. Additional facilities will be leased as needed.

Market Price of and Dividends on the Common Equity and Related Stockholder Matters

Market Information

There is no market for the Company’s securities.

Holders

At September 30, 2023, there were approximately 107 shareholders of the Company’s common stock.

Dividends

Holders of our common stock are entitled to receive such dividends as may be declared by our board of directors. No dividends on our common stock have ever been paid, and we do not anticipate that dividends will be paid on our common stock in the foreseeable future.

Securities authorized for issuance under equity compensation plans

On May 31, 2021, the board of directors adopted a Stock Awards Plan (“Plan”). The purpose of the Plan is to attract, retain and motivate employees, directors and persons affiliated with the Company and to provide such participants with additional incentive and reward opportunities.  The awards may be in the form of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock awards, phantom stock awards, or any combination of the foregoing. There are 5,600,000 common shares authorized for issuance under the Plan. To date, no stock awards have been issued under the Plan.

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Sale of unregistered securities

Common Shares

In April 2021, the Company issued 34,912,500 common shares pursuant to the Stockholders’ Agreement entered into on April 6, 2021 in exchange for securities valued at $.544 per common share.

On September 15, 2021, 480,000 common shares were issued to acquire 100% of the equity of Regen8, LLC. Securities were valued at $1.44 per common share for this transaction.

In June 2021, the Company issued a private placement memorandum which offered for sale shares of its common stock to qualified accredited investors. The common shares were valued at $1.44 per common share. The offering was closed at the end of September 2021 with the issuance of 771,436 common shares for an aggregate of $1,110,856.

In March 2022, debtholders of the Company’s subsidiaries were offered the ability to convert their debt into the Company’s common shares. On March 31, 2022, the Company issued 2,069,927 Common shares at a value of $1.44 per Common Share.

An individual investor purchased a total of 307,000 shares. The first purchase of 125,000 shares was on April 18, 2022. Two purchases were made in August, 120,000 shares on August 19, 2022 and 62,000 shares on August 29th. All common shares were purchased at $2.00 per share.

In November 2022, the Company issued a second private placement memorandum which offered for sale shares of its common stock to qualified accredited investors. The Shares were valued at $3.00 per common share. The offering was open as of September 30, 2023. The results are summarized in the following table.

Number Of Shareholders	# of Shares	Funds Raised
11	187,430	$521,490

Preferred Shares

Since inception, the Company issued 95,000 Series A preferred shares pursuant to the Stockholders’ Agreement entered into on April 6, 2020 in exchange for securities valued at $.001.

These securities were issued pursuant to an exemption under Section 4(a)(2) of the Securities Act of 1933.

Management’s Discussion and Analysis of Financial Condition and Results of Operation

The following discussion and analysis of BioRegenx’s financial condition and results of operations should be read in conjunction with the “Selected Historical Financial Data” and the accompanying financial statements and related notes included elsewhere in this Information Statement. The following discussion contains forward-looking statements that reflect BioRegenx’s future plans, estimates, beliefs and expected performance. The forward-looking statements are dependent upon events, risks and uncertainties that may be outside BioRegenx’s control. BioRegenx’s actual results could differ materially from those discussed in these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, natural gas prices, production volumes, estimates of proved reserves, capital expenditures, economic and competitive conditions, regulatory changes and other uncertainties, as well as those factors discussed below and elsewhere in this information statement, particularly in “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements,” all of which are difficult to predict. In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur. BioRegenx does not undertake any obligation to publicly update any forward-looking statements except as otherwise required by applicable law.

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Trends and Uncertainties

BioRegenx has entered into a Definitive Agreement to be acquired by Findit, Inc., a publicly traded company. The closing of the merger had been delayed while waiting for the completion of our audit. BioRegenx has finally completed its audit. However, there can be no assurance that the extended delay along with the require regulatory requirements will not negatively affect our ability to meet the terms of the Definitive Agreement.

The COVID-19 pandemic is still impacting countries, communities, supply chains and markets as well as the global financial markets. Governments have imposed laws requiring social distancing, travel bans and quarantine, and these laws may limit access to BioRegenx’s facilities, customers, management, support staff and professional advisors. These factors, in turn, have not only impacted BioRegenx’s operations, financial condition and demand for BioRegenx’s goods and services, but BioRegenx’s overall ability to react timely to mitigate the impact of this event. Depending on the severity and longevity of the COVID-19 pandemic, BioRegenx’s business and stockholders may continue to experience a significant negative impact.

There are no other trends, events or uncertainties that have had or are reasonably expected to have a material impact on the net sales or revenues or income from continuing operations. There are no significant elements of income or loss that do not arise from our continuing operations.

Liquidity and Capital Resources

BioRegenx was incorporated on January 29, 2021 and subsequently acquired its operating subsidiaries. The below discussion presents the information for the three and nine months ended September 30, 2023 and 2022 and the years ended December 31, 2022 and 2021 utilizing the historical information of its operating subsidiaries as if consolidated with BioRegenx.

For the nine months ended September 30, 2031

For the nine months ended September 30, 2023, BioRegenx had a net loss of $1,016,379. For the nine months ended September 30, 2021, BioRegenx incurred depreciation and amortization of $3580, had an increase in accounts receivable of $113,419, decrease in inventory of $60,578, a decrease of $25,079 in prepaid expenses and other assets, a decrease of $455,383 in accounts payable, an increase of $79,567 in accrued expenses and other liabilities, and an increase to deferred revenues of $182,776. As a result, BioRegenx had net cash used in operating activities of $(1,178,077) for the nine months ended September 30, 2023.

For the nine months ended September 30, 2023, BioRegenx sold property and equipment of $51,551. As a result, BioRegenx had net cash used in investing activities of $51,551 for the nine months ended September 30, 2023.

For the nine months ended September 30, 2023, BioRegenx had an increase in note and loan payments of $144,269 and proceeds from the issuance of common stock of $815,054. As a result, BioRegenx had net cash provided by financing activities of $670,785 for the nine months ended September 30, 2023.

For the nine months ended September 30, 2022

For the nine months ended September 30, 2022, BioRegenx had a net loss of $1,686,970. For the nine months ended September 30, 2022, BioRegenx incurred depreciation and amortization of $3,580, had an increase in accounts receivable of $242,844, inventory of $284,536, a decrease of $264,026 in prepaid expenses and other assets, a decrease of $487,420 in accounts payable, a decrease of $545,243 in accrued expenses and other liabilities, and an increase to deferred revenues of $31,210. As a result, BioRegenx had net cash used in operating activities of $2,421,489 for the nine months ended September 30, 2022.

For the nine months ended September 30, 2022, BioRegenx purchased property and equipment of $11,025. As a result, BioRegenx had net cash used in investing activities of $11,025 for the nine months ended September 30, 2022.

For the nine months ended September 30, 2022, BioRegenx had a decrease in note and loan payments of $819,175, an increases in note and loan balances of $1,674,386 and proceeds from the issuance of common stock of $44,202. As a result, BioRegenx had net cash provided by financing activities of $1,718,588 for the nine months ended September 30, 2022.

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For the year ended December 31, 2022

For the year ended December 31, 2022, BioRegenx had a net loss of $2,224,330. For the year ended December 31, 2022, BioRegenx had depreciation and amortization of $4,773, issued common stock for satisfaction of interest expense at $172,842, a decrease in accounts receivable of $32,186, purchased inventory of $266,431, a decrease in prepaid expenses and other liabilities of $205,646, an increase in accounts payable of $88,801, a decrease in accrued expenses and other liabilities of $723,594 and an increase in deferred revenues of $559,535. As a result, BioRegenx had net cash used in operating activities of $2,093,274 for the year ended December 31, 2022.

For the year ended December 31, 2020, BioRegenx did not pursue any investing activities. As a result, BioRegenx had net cash used in investing activities of $0.00 for the year ended December 31, 2022.

For the year ended December 31, 2022, BioRegenx had a decrease in note and loan payments of $2,143,952, an increase in note and loan balances of $263,918, proceeds from the issuance of common stock in satisfaction of indebtedness of $2,980,692 and proceeds from the issuance of common stock of $727,200. As a result, BioRegenx had net cash provided by financing activities of $1,827,858 for the year ended December 31, 2022.

For the year ended December 31, 2021

For the year ended December 31, 2021, BioRegenx had a net loss of $3,540,246. For the year ended December 31, 2021, BioRegenx incurred depreciation and amortization of $597, had PPP loan forgiveness of $53,387, issued common stock for services valued at $482,544 and incurred impairment expense of $830,762. Additionally, BioRegenx an increase in accounts receivable of $1,909, purchased inventory of $197,021, an increase in trade note receivable of $263,040, a decrease in prepaid expenses and other liabilities of $105,900, a decrease in accounts payable of $1,292,262, an increase in accrued expenses and other liabilities of $197,981, and an increase to deferred revenues of $69,000. As a result, BioRegenx had net cash used in operating activities of $2,948,941 for the year ended December 31, 2021.

For the year ended December 31, 2021, BioRegenx acquired property and equipment of $23,660. As a result, BioRegenx had net cash used in investing activities of $23,660 for the year ended December 31, 2021.

For the year ended December 31, 2021, BioRegenx had an increase in SBA loans of $102,083, a decrease in note and loan payments of $159,449, an increase in note and loan balances of $2,208,250, and proceeds from the issuance of common stock of $1,110,856. As a result, BioRegenx had net cash provided by financing activities of $3,261,740 for the year ended December 31, 2021.

Results of Operations

For the three months ended September 30, 2023

For the three months ended September 30, 2023, BioRegenx had total sales of $794,544, cost of goods sold of $223,343, resulting in gross profit of $571,201. For the three months ended September 30, 2023, BioRegenx had distributors incentives of $76,152 and selling, general and administrative expenses of $700,186. Additionally, BioRegenx had interest expense of $50,482 resulting in net loss of $255,619 for the three months ended September 30, 2023.

For the three months ended September 30, 2022

For the three months ended September 30, 2022, BioRegenx had total sales of $445,796, cost of goods sold of $115,506, resulting in gross profit of $330,290. For the three months ended September 30, 2022, BioRegenx had distributors incentives of $37,351 and selling, general expenses of $700,541. Additionally, BioRegenx had interest income of $1 and interest expense of $55,609 resulting in net loss of $463,210 for the three months ended September 30, 2022.

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For the nine months ended September 30, 2023

For the nine months ended September 30, 2023, BioRegenx had total sales of $2,733,407, cost of goods sold of $800,004 resulting in gross profit of $1,933,403. For the nine months ended September 30, 2023, BioRegenx paid distributors’ incentives of $395,752, selling, general and administrative expenses of $2,407,975 Additionally, BioRegenx had interest income of $2, interest expense and financial costs of $146,055 resulting in net loss of $1,016,379 for the nine months ended September 30, 2023.

For the nine months ended September 30, 2022

For the nine months ended September 30, 2022, BioRegenx had total sales of $1,770,686, cost of goods sold of $545,642 resulting in gross profit of $1,225,044. For the nine months ended September 30, 2022, BioRegenx paid distributors’ incentives of $167,106 and selling, general and administrative expenses of $2,461,774. Additionally, BioRegenx had interest income of $119, interest expense and financial costs of $279,613 resulting in net loss of $1,683,330 for the nine months ended September 30, 2022.

For the year ended December 31, 2022

For the year ended December 31, 2022, BioRegenx had net sales of $2,437,323, cost of goods sold of $797,48, resulting in gross profit of $1,639,885. For the year ended December 31, 2022, BioRegenx paid distributors’ incentives of $265,283 and paid selling, general and administrative expenses of $3,260,988. Additionally, BioRegenx had interest income of $159, interest expense and financial costs of $338,103 resulting in net loss of $2,224,330 for the year ended December 31, 2022.

For the year ended December 31, 2021

For the year ended December 31, 2021, BioRegenx had total sales of $2,990,772, cost of goods sold of $1,072,878, resulting in gross profit of $1,917,894. For the year ended December 31, 2021, BioRegenx paid distributors’ incentives of $479,816, incurred impairment expense of $830,762, paid selling, general and administrative expenses of $3,885,840 primarily consisting of employee expenses of $334,303 and operating expenses of $3,551,536. Operating expenses advertising and marketing of $185,575, software development costs of $631,979, product development of $253,378, bank charges and fees of $51,001, contract labor of $175,252, management fees of $571,374, legal and accounting of $498,574 professional services of $473,458, insurance of $31,456, taxes and licenses of $16,871, postage and freight of $40,166, rent & lease of $35,954, travel of $41,742 and miscellaneous expenses of $544,756. Additionally, BioRegenx had interest income of $25,538, interest expense and financial costs of $341,037, gain on sale of investments of $390 and received loan forgiveness PPP of $53,387 resulting in net loss of $3,540,246 for the year ended December 31, 2021.

Recent Accounting Pronouncements

Recent accounting pronouncements issued by the FASB and the SEC did not have, are not believed by management to have, a material impact, or are currently evaluating the potential impact of updated authoritative guidance on the Company’s present or future consolidated financial statements.

Changes in and Disagreements with Accountants

None.

Quantitative and Qualitative Disclosures About Market Risk

Not Applicable.

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BIOREGENX, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

	September 30	December 31,
	2023	2022
ASSETS
Current Assets:
Cash and cash equivalents	$57,963	$616,696
Accounts receivable	9,997	11,439
Inventories	465,050	404,471
Prepaid expenses and other current assets	520,561	580,840
Total current assets	1,053,571	1,613,446

Property and equipment (Net)	14,917	18,497
Other assets	51,441	–
TOTAL ASSETS	$1,119,929	$1,613,446

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities:
Accounts payable	$129,895	$696,825
Accrued expenses	674,984	476,982
Promissory notes payable and loans	1,131,614	1,276,714
Deferred revenue	811,411	628,635
Total current liabilities	2,747,904	3,079,156
Notes payable	350,000	349,169
TOTAL LIABILITIES	3,097,904	3,428,325

STOCKHOLDERS' DEFICIT
Common stock, $0.0001 par value; 375,000,000 shares authorized; 38,880,331 and 36,169,936 issued and outstanding	3,888	3,616
Series A preferred stock, non-dividend, 100 votes per -share, $0.0001 par value, 150,000 authorized; issued and outstanding 95,000	10	10
Additional paid-in capital	7,220,846	6,405,822
Accumulated deficit	(9,202,719)	(8,186,340)
Total stockholders' deficit	(1,977,975)	(1,796)
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$1,194,935	$1,631,943

The accompanying notes are an integral part of these consolidated financial statements

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BIOREGENX, INC. AND SUBSIDIARIES

STATEMENTS OF COMPREHENSIVE INCOME (UNAUDITED)

	Three Months ended September 30,		Nine Months ended September 30,
	2023	2022	2023	2022
Revenues:
Net sales	$794,544	$445,796	$2,733,407	$1,770,686
Cost of sales	223,343	115,506	800,004	545,642
Gross profit	571,201	330,290	1,933,403	1,225,044

Operating expenses:
Distributors incentives	76,152	37,351	395,752	167,106
Selling, general and administrative	700,186	700,541	2,407,975	2,461,774
Impairment Expense	–	–	–	–
Total operating expenses	776,338	737,892	2,803,727	2,628,880

Loss from operations	(205,137)	(407,602)	(870,324)	(1,403,836)

Other income (expense):
Interest income	–	1	2	119
Interest expense and financing costs	(50,482)	(55,609)	(146,057)	(279,613)
Total other expenses	(50,482)	(55,608)	(146,055)	(279,494)
Income (loss) before provision for taxes	(255,619)	(463,210)	(1,016,379)	(1,683,330)

Provision for income taxes	–	–	–	–
Net loss	$(255,619)	$(463,210)	$(1,016,379)	$(1,683,330)
Weighted average shares outstanding – basic and diluted	38,797,177	38,546,863	38,797,177	38,546,863
Earnings (loss) per share – basic and diluted	$(0.01)	$(0.01)	$(0.03)	$(0.04)

The accompanying notes are an integral part of these consolidated financial statements.

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BIOREGENX, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ DEFICIT (Unaudited)

	Common Stock		Preferred Stock		Additional Paid-in	Accumulated	Accumulated other comprehensive	Total Stockholders'
	Shares	Amount	Shares	Amount	Capital	Deficit	Income	Deficit
Balance, April 6, 2021	–	$–	–	$–	$–	$–	$–	$–
Issuance of common stock for acquisitions.	34,912,500	3,491	95,000	10	896,241	(3,381,045)	–	(2,481,303)
Issuance of common share in acquisition of Regenr8, LLC	480,000	48	–	–	691,152	–	–	691,200
Issuance of common shares in private placement	771,436	77	–	–	1,110,779	–	–	1,110,856
Net loss	–	–	–	–	–	(2,580,965)	–	(2,580,965)
Balance, December 31, 2021	36,169,936	$3,616	95,000	$10	$2,698,172	$(5,962,010)	$–	$(3,260,212)
Issuance of common stock for debt conversion	2,069,927	207	–	–	2,980,485	–	–	2,980,692
Issuance of common stock in private placements	345,000	35	–	–	727,165	–	–	727,200
Net loss	–	–	–	–	–	(2,224,330)	–	(2,224,330)
Other Comprehensive income (loss), net of tax	–	–	–	–	–	–	$(19,732)	(19,732)
Balance, December 31, 2022	38,584,863	$3,858	95,000	$10	$6,405,822	$(8,186,340)	(19,732)	$(1,796,382)
Issuance of common stock in private placements	296,600	30	–	–	815,024	–	–	815,054
Net loss	–	–	–	–	–	(1,016,379)	–	(1,016,379)
Other Comprehensive income (loss), net of tax	–	–	–	–	–	–	19,732	19,732
Balance, September 30, 2023	38,881,463	$3,888	95,000	$10	$7,220,846	$(9,202,719)	$–	$(1,977,975)

The accompanying notes are an integral part of these consolidated financial statements.

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BIOREGENX, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine Months Ended September 30,
	2023	2022
Operating Activities:
Net loss	$(1,016,379)	$(1,686,970)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	3,580	3,580
Change in operating assets and liabilities:
Accounts receivable	113,419	242,844
Inventories	(60,578)	284,536
Prepaid expenses and other assets	(25,079)	(264,026)
Accounts payable	(455,383)	(487,420)
Accrued expenses and other liabilities	79,567	(545,243)
Deferred Revenue	182,776	31,210
Net cash used in operating activities	(1,178,077)	(2,421,489)

Investing Activities:
Purchases of property and equipment	(51,441)	11,025
Net cash used in investing activities	–	11,025

Financing Activities:
Increase in SBA loans	–	–
Note and loan payments	(144,269)	1,674,386
Increase in note and loan balances	–	–
Proceeds from the issuance of common stock	815,054	44,202
Net cash provided by financing activities	670,785	1,718,588

Net Increase (decrease) in Cash and Cash Equivalents	$(558,733)	$(691,876)
Cash and Cash Equivalents, Beginning Balance	616,696	882,111
Cash and Cash Equivalents, Ending Balance	$57,963	$190,235

The accompanying notes are an integral part of these consolidated financial statements.

91

BIOREGENX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2023 AND YEAR ENDED DECEMBER 31, 2022 (UNAUDITED)

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING

Organization and Business:

The Company BioRegenx, Inc. develops and manufactures medical test equipment and high quality, science-based nutritional products that are sold nationally through a direct selling channel, to health professionals and research organizations.

On April 6th, 2021 BioRegenx entered into a combination agreement with Microvascular Health Services, LLC., My Body Rx, LLC and Nulife Sciences, Inc. that resulted in the addition of three subsidiary companies to the group. Due to the ownership structure the combination is accounted for as a combination of entities under common control under the Financial Accounting Standards Board’s Accounting Standard Codification (ASC) Topic 805. The activities of the subsidiaries are included in the financial statements for the entire reporting period with assets and liabilities stated at the historical carrying value.

On September 15, 2021, the Company acquired all the interest in Regenr8, LLC in exchange for shares of the Company’s stock. This acquired company is accounted for as an acquisition and the activities of the acquired company are included in the consolidated financial statements starting with the acquisition. Assets are liabilities are reported at the purchase price allocated to the relative fair market value.

The Consolidated Financial Statements (the “Financial Statements”) include the accounts and operations of the Company, and its controlled subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation. The accounting and reporting policies of the Company conform with accounting principles generally accepted in the United States of America (“US GAAP”).

Going Concern

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplates the continuation of the Company as a going concern. The Company has generated recurring losses from operations and cash flow deficits from its operations since inception and has had to raise funds through equity offerings or borrowings to continue operating. These factors raise substantial doubt about the Company’s ability to continue as a going concern. The continued operations of the Company are dependent upon its ability to raise additional capital, obtain additional financing and develop a business that generates sufficient positive cash flows from operations. The Company continues to raise funds from additional common stock issuances.

The accompanying consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue as a going concern.

Use of Estimates

The preparation of Consolidated Financial Statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the Consolidated Financial Statements and the reported amounts of revenues and expenses during the reporting period. These estimates may be adjusted as more current information becomes available, and any adjustment could be significant.

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BIOREGENX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2023 AND YEAR ENDED DECEMBER 31, 2022 (UNAUDITED)

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING (Continued)

Fiscal Year

The Company operates on a calendar year ending on December 31.

Fair Value Measurements

As of September 30, 2023 and December 31, 2022, the Company’s financial instruments include cash equivalents and accounts receivable. The cost values of cash equivalents and restricted cash approximate their fair values, based on their short-term nature. Accounts receivable are valued at their expected realizable value.

Translation of Foreign Currencies

The Company’s foreign sales activities are conducted in US Dollars and no foreign currency translations are recorded in these financial statements. The Company purchases are conducted in the currency negotiated by the Company and the vendors. When a foreign currency transaction is required, the Company will record the transaction in its financial statements at the current exchange rate. Upon satisfaction of the obligation denominated in foreign currency the then current exchange rate is used, any difference in the amount originally recorded the amount to satisfy the obligation is recorded to foreign currency gain or loss. A foreign currency obligation that remains outstanding at the end of a reporting period, the amount outstanding is valued at the exchange rate on the reporting date and an entry is made to other comprehensive income for the resulting translation adjustment.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less from the date of purchase to be cash equivalents. Cash equivalents consisted primarily of bank balances and amounts receivable from credit card processors. Amounts receivable from credit card processors and other forms of electronic payment are considered cash equivalents because they are both short- term and highly liquid in nature and are typically converted to cash within three days of the sales transaction.

Inventories

Inventories are stated at the lower of cost or net realizable value. Cost is determined using the first-in, first-out method. Net realizable value is determined using various assumptions with regard to excess or slow-moving inventories, non-conforming inventories, expiration dates, current and future product demand, and market conditions. A change in any of these variables could result in an adjustment to inventory.

Accounts Receivable

Accounts receivables are recorded at the invoiced amount and do not bear interest. The Company establishes an allowance for doubtful accounts for estimated losses inherent in its accounts receivable as determined by management. In establishing the required allowance, management considers historical losses adjusted to take into account current market conditions and our customers’ financial condition, the amount of the receivables in dispute, and the current receivables aging and current payment patterns. The Company reviews its allowance for doubtful accounts regularly. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote.

93

BIOREGENX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2023 AND YEAR ENDED DECEMBER 31, 2022 (UNAUDITED)

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING (Continued)

Income Taxes

The Company accounts for income taxes using the asset and liability method, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of the differences between the financial statement assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates that are expected to apply to taxable income in the year in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax law is recognized in income in the period that includes the enactment date. Deferred tax expense or benefit is the result of changes in deferred tax assets and liabilities. The Company evaluates the probability of realizing the future benefits of its deferred tax assets and provides a valuation allowance for the portion of any deferred tax assets where the likelihood of realizing an income tax benefit in the future does not meet the “more-likely-than-not” criteria for recognition. The Company recognizes tax benefits from uncertain tax positions only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the Financial Statements from such a position are measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate resolution.

Property and Equipment

Property and equipment are recorded at cost. Maintenance, repairs, and renewals, which neither materially add to the value of the property nor appreciably prolong its life, are charged to expense as incurred. Depreciation is provided in amounts sufficient to relate the cost of depreciable assets to operations over the estimated useful lives of the related assets. The straight-line method of depreciation and amortization is followed for financial statement purposes. Property and equipment are reviewed for impairment whenever events or changes in circumstances exist that indicate the carrying amount of an asset may not be recoverable. When property and equipment are retired or otherwise disposed of, the cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is included in the results of operations for the respective period.

Leases

The Company has adopted ASC Topic 842 for lease accounting. This standard requires that right of use assets and liabilities are measured and recorded on the balance sheet. ASC Topic 842 provides an exception for short term leases that are for 12 months or less. The Company reports short term leases under the exception to the standard. Leases for a period of 12 months or less are recorded as expense on a ratable basis throughout the term of the lease.

The Company leases two office spaces, its headquarters in Chattanooga Tennessee and a satellite office in Alpine Utah, both are short term leases.

The headquarters is leased from a related party on a month-to-month basis for $1,725.00 per month

The satellite office is leased from an unrelated party under a twelve-month extension to the original lease at $1,300.00 per month.

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BIOREGENX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2023 AND YEAR ENDED DECEMBER 31, 2022 (UNAUDITED)

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING (Continued)

The Company rents storage space on a month-to-month basis in various locations total monthly cost was less than $1,000.00 per month.

Intangible Assets

Intangible assets were acquired in the purchase of Regenr8, LLC on September 15th, 2021. See note G Intangibles include product intangibles, formulations and customer-based intangibles. Amortized intangible assets are amortized over their related useful lives, using a straight-line or accelerated method consistent with the underlying expected future cash flows related to the specific intangible asset. Amortized intangible assets ae reviewed for impairment whenever events or changes in circumstances exist that indicate the carrying amount of an asset may not be recoverable. When indicators of impairment exist, an estimate of undiscounted net cash flows is used in measuring whether the carrying amount of the asset or related asset group is recoverable. Measurement of the amount of impairment, if any, is based upon the difference between the asset or asset group’s carrying value and fair value. Fair value is determined through various valuation techniques, including market and income approaches as considered necessary.

Revenue Recognition

The Company applies ASC Topic 606, Revenue from Contracts with Customers ("ASC 606") for all periods presented in the consolidated financial statements. To determine the appropriate amount of revenue to be recognized in accordance with ASC 606, the Company follows a five-step model as follows:

1 – Identification of the contract with a customer

2 – Identification of the performance obligation in the contract

3 – Determination of the transaction price

4 – Allocation of the transaction price to the performance obligation in the contract

5 – Recognition of revenue when, or as, a performance obligation is satisfied

Sales contract with the independent business partners and customers

The Company through its subsidiaries provides a medical testing machine, consumables for the testing process, wellness devices and nutritional supplements to its Independent Brand Partners (IBP) and customers. IBPs pay an annual membership fee to maintain the IBP status which is a requirement to participate in the compensation plan. Prior to the merger April 6th, 2021, a medical device was also sold directly to health professionals and customers but this product has been discontinued. The products are distributed through a network of IBPs. During the periods presented, the testing machines were primarily sold to educational and research institutions directly by the Company. The medical devices and the supplements were sold to individuals by the independent brand partners. The discontinued medical device was exclusively sold through the network of independent brand partners. The Company assesses the contract term as the period in which the parties to the contract have enforceable rights and obligations. The contract term may differ from the stated term in contracts with certain termination or renewal rights, depending on whether there are substantive penalties associated with those rights. Customer contracts are generally standardized and noncancellable for the duration of the stated contract term. Consumption taxes collected and remitted to tax authorities are excluded from revenue. The Company may use third-party vendors to provide certain goods or services to its customers. The Company evaluates those relationships to determine whether revenue should be reported gross or net. The Company recognizes revenue on a gross basis where it acts as principal and controls the goods and services used to fulfill the performance obligations to the customer and on a net basis where it acts as an agent. The Company has not acted as an agent during neither the nine months ended September 30, 2023 nor the years ended December 31, 2022 and 2021.

95

BIOREGENX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2023 AND YEAR ENDED DECEMBER 31, 2022 (UNAUDITED)

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING (Continued)

Performance Obligation

The counterparties contract to obtain goods and meet the requirements to be customers whether termed customers or independent brand partners. The Company’s sales to educational institutions are of a tangible product. The company requires payment prior to shipping, with only a few exceptions. Sales to educational institutions are not shipped until payment is received. Once an order is paid the invoice is sent to an outsourced fulfillment house for shipping. Shipping typically occurs in 24 hours of the payment. Sales are booked upon shipment when the performance obligation is satisfied.

Sales to health professional and individual consumers, other than annual memberships, are of tangible goods. The company requires payment prior to shipping, with only a few exceptions. Sales to health professionals, other IBPs and consumer are also not shipped until payment is received, typically via credit card. Once an order is paid the invoice is sent to an either an outsourced fulfillment house for shipping or fulfilled in house. Shipping typically occurs in 24 hours of the payment. Sales are booked upon shipment when the performance obligation is satisfied.

All counterparties to the contract may return the product pursuant to the Company’s return policy. Annual Membership of IBPs, which entitle the IBP to distributor status and allow them to participate in the compensation plan, are non-refundable.

Other Revenue

Other types of revenue include fees, which are paid by the customer at the beginning of the service period, for access to online customer service applications and payment fees. Such fees are amortized over the period to which they relate, typically 12 months.

Transaction Price

The transaction price is the amount received or expected to be received for transferring goods and services to its customers. Each order entered has a fixed price listed in the company’s distributor portal or on a price list at the time the sale is originated.

Payments from the customers are typically made at the time of the order before satisfaction of the performance obligation. The Company in rare instances grants 30-day terms to select long term customers. In such instances the revenue recognition occurs when the performance obligation is satisfied. The Company has elected the practical expedient that permits an entity not to recognize a significant financing component if the time between the transfer of a good or service and payment is one year or less.

Allocations

The Company as a matter of ordinary operations allocated the purchase price against the performance obligation on an order-by-order basis for the entire order. In the event an order has not been fulfilled or partially filled revenues are not recognized for the portion of the order for which the performance obligation has not been satisfied. In December 2022 the company shipped packages of its new wellness product that omitted certain components. An allocation to the portion of the orders that were not fulfilled with functional units was made and deferred revenues were recorded. The Company also made advanced shipments of certain components of its medical test machines. These components were not functional relative to the testing machine’s purpose and no revenue was recorded for these shipments. There has been no transaction price allocated to performance obligations that have not been fully satisfied for the nine months ended September 30, 2023 or the year ended December 31, 2022. In the nine months ended September 30, 2023, the Company recognized revenue for nutritional supplements shipped related to deferred orders.

96

BIOREGENX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2023 AND YEAR ENDED DECEMBER 31, 2022 (UNAUDITED)

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING (Continued)

Recognition

Revenue is recognized when the performance obligation is satisfied, primarily upon passage of title, for tangible goods. The majority of collections are through online orders paid through credit cards. There are few exceptions where terms are given to well-known customers, primarily in the academic market. The Company’s distributors’ have the option to apply their earned commissions to their orders resulting in an internal entry to record their payment.

The company has not engaged in financing related to its products. When third party finance companies are used by the customer the order is considered paid when funds are received from the finance company.

There are no contracts that extend beyond the performance of the original sales obligation.

Product Return Policy

All product orders that are unused and returned within the first 30 days following purchase are refunded at 100% of the sales price.

Independent Business Partners Incentives

Incentives expenses include all forms of commissions, and other incentives paid to our Independent Business Partners (IBPs).

Selling, General and Administrative

Selling, general and administrative expenses include wages and benefits, depreciation and amortization, rents and utilities, associate event costs, advertising and professional fees, marketing, and research and development expenses.

Equity-Based Compensation

The Company records compensation expense in the Financial Statements for equity-based awards based on the fair value on the date of transfer. Fair value was determined by valuations of the separate subsidiaries before the merger based on a variety of factors including expected cash flow, comparable industry values and tangible and intangible asset values. For the period presented, all equity-based compensation consisted of direct transfers of equity interests for services provided in prior periods and were fully vested upon the award. There was no formal vesting period for the awards and the awards were recognized upon the grant.

Advertising

Advertising costs are charged to expense as incurred and are presented as part of the “Selling, general and administrative” line item.

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BIOREGENX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2023 AND YEAR ENDED DECEMBER 31, 2022 (UNAUDITED)

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING (Continued)

Research and Development

Research and development costs are expensed as incurred per ASC Topic 730. None of the activities of the Company in the periods presented qualified for exceptions to the general guidance of ASC Topic 730.

Earnings Per Share

Basic earnings per common share ("EPS") are based on the weighted-average number of common shares that were outstanding during each period. For the weighted-average number of common shares outstanding for combined period ended December 31, 2020 the initial shares issued in the merger on April 6th, 2021 were used as the divisor. Before the merger, the equity of the combined group consisted of both limited liability company equity and corporate equity making the comparison of shares outstanding of the subsidiaries to the consolidated group inaccurate. Diluted EPS is not applicable during the periods presented, as there were no convertible securities or options outstanding.

Accounting for debt-to-equity conversions

In order to simplify, and provide less confusion, on accounting for debt with conversion options, FASB release ASU 2020-06 in August 2020 has been adopted by the Company. For the nine months ended September 30, 2023 and the years ended December 31, 2022 and December 31, 2021 there were no convertible debt instruments outstanding. See Note N for the description of a debt-to-equity conversion transactions on March 31, 2022.

ASU 2020-06 simplifies the accounting for convertible instruments. Therefore, the embedded conversion features no longer are separated from the debt with conversion features that are not required to be accounted for as derivatives or that do not result in substantial premiums accounted for as paid-in capital. Consequently, a convertible debt instrument will be accounted for as a single liability measured at its amortized cost and therefore will be accounted for as a single equity instrument measured at its historical cost.

NOTE B—INVENTORIES

	09/30/2023	12/31/2022
Finished Goods	$465,050	$404,471

Supplement Inventories are purchased in finished form with labels purchased separately in an amount to support the production run. Medical testing equipment components were purchased and assembled once orders were received during the financial statement period.

98

BIOREGENX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2023 AND YEAR ENDED DECEMBER 31, 2022 (UNAUDITED)

NOTE C—PREPAIDS EXPENSES AND OTHER CURRENT ASSETS

Prepaid expenses and other current assets consisted of the following:

	9/30/2023	12/31/2022
Prepaid commissions	$275,248	$275,881
Deposits	50,000	130,009
Other current assets	195,313	175,004
Total	$520,561	$580,894

NOTE D—INCOME TAXES

Consolidated earnings before income taxes consists of the following:

	09/30/2023	12/31/2022
Consolidated Net Loss before income Taxes	$(1,016,379)	$(2,224,330)

Income tax expense (benefit) included in income from continuing operations consists of the following:

	09/30/2023	12/31/2022
Current and deferred Income Tax expense	$–	$–

During the period starting January 1st, 2021 until the combination date of April 6th, 2021, each subsidiary filed separate income tax returns. Each subsidiary other than NuLife Sciences, Inc filed as flow through entities for tax purposes and the owner’s reported income and loss on their tax returns for the short period ended April 6, 2021. The Company reported net taxable loss for the short period beginning April 7th and ending December 31. 2021. As of September 30, 2023, the Company expect to have net operating loss carryovers and tax credit carryovers. The Company believes the utilization of the carryforwards cannot be determined with reasonable accuracy at this time due to provisions in the tax code that could act to limit the utilization of the carryovers and uncertainty in the determination of the periods that the carryovers may be utilized against future taxable income. The Company maintains a full valuation allowance on its carryforwards. Valuation allowances are determined using a more-likely-than-not realization criteria and are based upon all facts and circumstances. The Company files income tax returns in the United States and multiple states. In general, the Company's and predecessor’s tax filings are subject to examination for years ending on or after December 31, 2019, however, the statutes of limitations in certain instances may be longer.

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BIOREGENX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2023 AND YEAR ENDED DECEMBER 31, 2022 (UNAUDITED)

NOTE E—PROPERTY AND EQUIPMENT

Cost of property and equipment and their estimated useful lives is as follows:

	09/30/2023	12/31/2022
Computer equipment and software	$14,917	$18,497

Estimated useful lives for computer equipment and software is 5 years.

Depreciation of property and equipment was $3,579 and $4,773 for the nine months ended September 30, 2023 and the year ended 2022, respectively.

NOTE F—OPERATING LEASES

The following table presents supplemental lease information:

	09/30/2023	12/31/2022
Operating lease costs	$35,829	$49,441

Operating lease cost were related to the Company’s office space and storage space rentals, see related party disclosures below.

NOTE G—INTANGIBLE ASSETS

The Company did not have any capitalized intangible cost at 03/31/2023 and 12/31/2022. The Company performed its annual indefinite-lived intangible asset impairment test during 2021. The Company performed a qualitative assessment of the intangible assets and based on a delay in implementing the acquired assets determined that it was more-likely-than-not that the fair value of any indefinite-lived intangible asset was less than the carrying amount. The Company determined that the fair market value of the acquired intangibles was not determinable as of 12/31/2021. As a result, an impairment expense was recognized for the amount acquired.

Intangible assets consist of the following:

Amortizable intangible assets	09/30/2023	12/31/2022
Patents	$51,441	$–

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BIOREGENX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2023 AND YEAR ENDED DECEMBER 31, 2022 (UNAUDITED)

NOTE H—OTHER ASSETS

Other Assets consisted of the following:

	09/30/2023	12/31/2022
Investment in Thunder Struck	$–	$–

Investment in Thunder Struck represents a marketing arrangement entered into to develop the health practitioner distribution channel.

NOTE I—COMMITMENTS AND CONTINGENCIES

Unconditional Purchase Obligations

The Company is involved in various lawsuits, claims, and other legal matters from time to time that arise in the ordinary course of conducting business, including matters involving its products, intellectual property, supplier relationships, distributors, competitor relationships, employees and other matters. The Company records a liability when a particular contingency is probable and estimable. The Company faces contingencies that are reasonably possible to occur; however, they cannot currently be estimated. While complete assurance cannot be given as to the outcome of these proceedings, management does not currently believe that any of these matters, individually or in the aggregate, will have a material adverse effect on the Company’s financial condition, liquidity or results of operations. It is reasonably possible that a change in the contingencies could result in a change in the amount recorded by the Company in the future.

NOTE J—ACQUISITIONS

Formation

On April 6th, 2021 the Company’s consolidated group was formed by the contribution of 100% of the equity interests of three companies, Microvascular Health Services, LLC, My Body Rx, LLC and NuLife Sciences, Inc. in exchange for newly issued common and preferred stock representing all the issued and outstanding shares of BioRegenx. The combination is expected to product synergies between companies with the production activities and the distribution network of the marketing company. After the contribution of the Microvascular Health Services, LLC interest it was discovered that certain prior arrangements may have impaired the transferability of 10% of the interest. Authorized share corresponding to this amount were placed in reserve pending resolution.

If the reserved shares were issued the total common shares outstanding would be as follows:

	09/30/2023	12/31/2022
Adjusted Common Share Outstanding	41,718,963	40,416,363

101

BIOREGENX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2023 AND YEAR ENDED DECEMBER 31, 2022 (UNAUDITED)

NOTE J—ACQUISITIONS (Continued)

Regenr8

On September 15, 2021, 100% of the equity of Regenr8, LLC (Regenr8) was acquired in exchange of newly issued common shares of the Company. The Regenr8 acquisition added a consumable testing product and a nutritional supplement that complements and expands the Company’s product line.

Goodwill was not recorded as part of the acquisition.

The table that follows summarizes the consideration paid, the assets acquired, and liabilities assumed recognized at the acquisition date.

At September 15, 2021
$ Amount
Consideration
BioRegenx common stock 480,000 shares	$691,200
Fair value of total consideration transferred	$691,200

Recognized amounts of identifiable assets acquired and liabilities assumed
Cash	$109,021
Food product formulas	46,250
Genetic testing product	738,262
Customer lists	46,250
Accounts payable	(14,083)
Notes payable	(234,500)
Total identifiable net assets	$691,200

Acquisition related costs
(Included in selling, general and administrative costs in the Company's income statement for the year ended December 31, 2021)	$8,322

The fair market value of the 480,000 shares issued as consideration paid for Regenr8 of $691,000 was determined by the share value of the private placement offering that was open concurrent to the acquisition period.

The financial assets acquired consisted solely of a cash account and it was valued at the ending bank balance on the date of the acquisition.

102

BIOREGENX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2023 AND YEAR ENDED DECEMBER 31, 2022 (UNAUDITED)

NOTE K—EXECUTIVE COMPENSATION

The Company does not currently sponsor a retirement plan of any type and does not have a non-equity incentive plan.

Equity based compensation

Total equity-based compensation expense was $-0- for the nine months ended September 30, 2023 and the year ended 2022.

NOTE L—STOCK AWARDS PLAN

On May 31, 2021, the Board of Directors adopted a Stock Awards Plan (“Plan”). The purpose of the Plan is to attract, retain and motivate employees, directors and persons affiliated with the Company and to provide such participants with additional incentive and reward opportunities. The awards may be in the form of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock awards, phantom stock awards, or any combination of the foregoing. The total number of shares of stock reserved for issuance under the Plan is 5,600,000. No awards have been granted under the plan to date.

NOTE M—SHARES SOLD

In June 2021, the Company Issued a private placement memorandum which offered for sale shares of its common stock to qualified accredited investors. The shares were valued at $1.44 per common share. The offering was closed September of 2021. The results are summarized in the following table.

Number Of Shareholders	# of Shares	Funds Raised
39	771,436	$1,110,856

The Company issued shares to a sophisticated investor as term is used under Section 4(a)(2) of the Securities act in the second and third quarter of 2023.

Number Of Shareholders	# of Shares	Funds Raised
1	307,000	$632,200

In November 2022, the Company issued a second private placement memorandum which offered for sale shares of its common stock to qualified accredited investors. The Shares were valued at $3.00 per common share. The offering was open as of September 30, 2023. The results are summarized in the following table.

Number Of Shareholders	# of Shares	Funds Raised
11	187,430	$521,490

103

BIOREGENX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2023 AND YEAR ENDED DECEMBER 31, 2022 (UNAUDITED)

NOTE N—CONVERSION OF INDEBTEDNESS TO COMMON SHARES

In March of 2022, certain related party debt, including accrued interest to date, was converted into common Stock of the Company.

The table below shows the number of shares issued for the debt retired.

Debtholder	Amount
Loan Peak Holdings	$12,882
Robert Long Trust	80,935
Connie W Wilson Revocable Trust	232,663
Gail Long	68,684
David R and Diane H Long Living Trust	1,056,949
Wilshire Holdings Trust	1,070,005
Libertas Trust	458,574
Total	$2,980,692

The Company’s management believes this transaction will free up cash for operations, assist in raising capital, and allow the Company to better pursue its objectives. The shares were valued at $1.44 per share based on the offering price outstanding on the date of the transaction.

NOTE O —RELATED-PARTY TRANSACTIONS

Loans

BioRegenx and its subsidiaries have financed past activities, in part, with borrowing from certain related parties. The principal amount of debt from related parties is summarized in the following table:

Related Party	09/30/2023	12/31/2022
Libertas Trust	$180,000	$180,000	A
Wilshire Holding Trust	518,000	673,000	A
Resco Enterprises Trust	157,747	157,747	A
Avis Trust	67,606	67,606	A
Richard Long	51,862	60,863	C

A Stockholder and related to current officer

B Entity controlled by current officer

C Relative of current officer

104

BIOREGENX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2023 AND YEAR ENDED DECEMBER 31, 2022 (UNAUDITED)

NOTE O —RELATED-PARTY TRANSACTIONS (Continued)

The Company has made advances to related parties as follows.

	09/30/2023	12/31/2022
GlycoCheck B.V.(Net)	$53,927	$79,772
Robert Long	199,043	166,290
Total	$252,970	$246,062

Total accrued interest on related party debts was $224,990 at September 30, 2023 and $209,435 December 31, 2022. Related party advances have been fully reserved to administrative expense.

Rental

The Company rents its home office from BBD Holdings, LLC which is controlled by Joseph Bird, an officer and director. The rental is on the month-to-month basis and is at a rate of $1,725.00 per month which is no more than the prevailing rate for the Chattanooga, TN market.

Royalties

The Company sells a product subject to a royalty agreement with the VHS Pool that was set up by a predecessor entity, through two if its subsidiaries. An officer and director – Robert Long through a related entity – Lone Peak Innovative Holdings, LLC, has a creditor interest in the VHS Pool. Lone Peak Innovative Holdings, LLC has to date not received payments from the VHS Pool and the likelihood of future payments are not ascertainable.

The royalty agreement calls for the payment of 1% of the gross sales of the subject product(s). The royalty applies to any product designed to support a healthy Endothelium Glycocalyx, such as the company’s Endocalyx. The royalty agreement also calls for the payment of 1% of the proceeds, after taxes, on a liquidity event. A liquidity event is defined as the subsidiary entering an arms-length transaction with a third party or making an initial public offering. Should a liquidity even occur, the agreement requires a minimum payment to raise the pool amount to $7,500,000. The pool ceiling is $15,000,000 and the Company may have two subsidiaries subject to the agreement.

Royalties paid during the periods presented were:

	09/30/2023	12/31/2022
VHS Pool Royalties	$10,487	$11,778

105

BIOREGENX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2023 AND YEAR ENDED DECEMBER 31, 2022 (UNAUDITED)

NOTE O —RELATED-PARTY TRANSACTIONS (Continued)

Distribution Agreement

The Company has a worldwide distribution agreement with GlycoCheck B.V. for the GlycoCheck machine distribution. Bob Long and Hans Vink are directors of both BioRegenx, Inc. and Glycocheck B.V. and may have an ownership interest in Glycocheck B.V.

Accrued Expenses and Reimbursements:

The Company accrued payments to entities related to the owners in 2021 and 2020 before the merger. The balance of the amounts accrued were $60,597 and $1,056,218 for 2021 and 2020, respectively. During 2021 in anticipation of the merger, the unpaid balances of the accruals and other loans were converted into notes payable as follows:

Wilshire Holdings Trust	$1,094,747
Libertas Trust	469,177
Resco Enterprises Trust	157,747
Avis Trust	67,606
Total	$1,789,277

The Company reimburses certain officers for company expenses paid through individual credit cards.

NOTE P—FINANCIAL COMMITMENTS:

PFV Fund I, Ltd

The Company secured a term sheet for a Senior Secured Debt Financing and Equity proposal in February of 2022. The Terms provides for a total funding package of up to $10,000,000.00 Senior Secured Loan and $15,000,000 in Equity Contributions for common shares, preferred shares and warrants.

The proceeds of the debt are designated for purchases of controlling interests in Board approved acquisitions. The proceeds of the equity funds are designated for expanded production, product marketing and working capital.

The term sheet does not bind the parties to the agreement until a definitive loan agreement, security agreement and stock purchase agreement are executed by the parties. In the first quarter of 2023, this commitment was terminated and commitment fees are refundable to the Company.

106

BIOREGENX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2023 AND YEAR ENDED DECEMBER 31, 2022 (UNAUDITED)

NOTE Q—SUBSEQUENT EVENTS:

Findit Commitment

The Company executed an amended and restated letter of intent with Findit, Inc (FDIT) on July 1, 2022. The agreement provides for a merger of BioRegenx into Findit, Inc with all BioRegenx Common and Preferred Shares being exchanged for 90% of the FDIT common and preferred shares outstanding after the completion of the terms of the exchange. The letter of intent was initially valid for a 90-day period, unless mutually extended by the parties. The letter of intent was extended again in September 2022 without a set expiration date. The parties continue to pursue and further actions are planned after the issuance of these financial statements.

Immediately after the merger BioRegenx will trade under the FDIT symbol on the OTC Pink Markets. As soon as practicable after the merger the parties will implement an up to 25 to 1 reverse split to improve the ability to attract institutional investors and qualify for a senior exchange.

Simultaneously with the close of the propose transaction, all the current assets and liabilities of FDIT, shall be transferred to a newly formed subsidiary. The parties agree that the newly formed subsidiary may be spun out on yet to be determined terms.

As a condition precedent to closing, the principals of FDIT shall execute an option agreement with FDIT relating to its acquisition of all or a majority of the shares of ClassWorx (CHNO) subsequent to the merger. After closing of the merger with FDIT and subsequently, upon exercising the option of the acquisition of ClassWorx, the Board of Directors agree to support and cause to be placed on the ballot, at each election of Directors, a designated nominee to the Board of Directors of the Company.

On January 6th, 2023, Findit, Inc filed form 8-K material event reporting the definitive merger agreement with BioRegenx, Inc.

Issuance of Restricted Securities

The Company currently has an open Private Placement Memorandum to raise additional funds from accredited investors in the first, second and third quarters of 2023. The Private Placement Memorandum will offer up to a maximum of 1,200,000 common shares of the Company at $3.00 per share. The offering will have a dilutive effect on the holdings of the existing shareholders. The offering will terminate on or before the merger with Findit is finalized or earlier at the option of management. Additional investments at the end of the nine months ended September 30, 2023 were $521,490. The Company’s management believes it will continue to be successful in raising capital to fund operations.

During the last quarter of 2023, the Company issued to non-affiliates 250,000 common shares and 250,000 warrants to purchase 250,000 common shares at an exercise price of $5.95 at $2.10 per unit. In December 2023, the Company issued to non-affiliates a total of 90,000 common shares and 20,000 warrants to purchase 20,000 common shares at exercise prices ranging from $2.66 to $3.00 per common shares. The common shares and warrants were issued as a bonus to purchasers of the GlycoCheck systems. The common shares and warrants were issued under an exemption from registration pursuant to Rule 4(a)(2) and/or Regulation D of the Securities Act of 1933.

107

BIOREGENX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2023 AND YEAR ENDED DECEMBER 31, 2022 (UNAUDITED)

NOTE Q—SUBSEQUENT EVENTS: (Continued)

Separation of Consolidated Group

In June of 2023, the board of directors approved a resolution to explore the consequences of a spin-off of Microvascular Health Solutions, LLC. The resolution anticipates further consideration of the benefits to the shareholders of having the LLC as a stand-alone operating company, financial feasibility of separation, tax consequences and regulatory issues of the proposed separation. In the third quarter of 2023, the board of directors determined the proposed transaction was not financially feasible.

DocSun Acquisition

In August of 2023 the Company executed a letter of intent to acquire DocSun Biomedical Holdings, Inc for stock and $600,000 cash. DocSun holds and develops not contact medical testing technology. The contact was in use by the Taiwanese government during the COVID-19 pandemic and is now being commercialized in the private sector. The cash portion of the sales price is to be deferred until there is a successful S-1 filing and the subsequent listing of the amalgamated entities on a major stock exchange. The stock compensation is to be determined upon the finalization of the definitive agreement. The letter of intent expired November 15, 2023 but has been mutually extended by the parties without setting a new expiration date.

Removal and Resignation of Directors

On October 13, 2023, the BioRegenx original shareholders terminated Robert Long from all positions of BioRegenx and its subsidiaries pursuant to the Section 3.2 of the Stockholders’ Agreement dated April 6, 2021.

On October 15, 2023, Hans Vink resigned from all positions of BioRegenx and its subsidiaries.

108

Financial Report for BioRegenx, Inc. and Subsidiaries for the Years ended December 31, 2022 and December 31, 2021 including the combined operations of Microvascular Health Solutions, LLC, My Body Rx, LLC and NuLife Sciences, Inc. for the period of January 1st, 2021 through April 6th, 2021.

109

Report of Independent Registered Public Accounting Firm

To the shareholders and the board of directors of Bioregenx, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Bioregenx, Inc. as of December 31, 2022 and 2021, the related statements of operations, stockholders' equity (deficit), and cash flows for the years then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

Substantial Doubt about the Company’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note A to the financial statements, the Company has suffered recurring losses from operations and has a significant accumulated deficit. In addition, the Company continues to experience negative cash flows from operations. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note A. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/S/ BF Borgers CPA PC

BF Borgers CPA PC (PCAOB ID 5041)

We have served as the Company's auditor since 2021

Lakewood, CO

May 17, 2023

110

BIOREGENX, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	December 31, 2022	December 31, 2021
ASSETS
Current Assets:
Cash and cash equivalents	$616,696	$882,112
Accounts Receivable	11,439	985
Inventories	404,471	653,291
Prepaid expenses and other current assets	580,840	349,281
Total Current Assets	1,613,446	1,885,669

Property and equipment (Net):	18,487	23,270
Intangible assets (Net)	–	–
Other Assets	–	11,025
Total Assets	$1,631,943	$1,919,964

LIABILITIES & STOCKHOLDERS' (DEFICIT)
Current Liabilities:
Accounts payable	$696,825	$610,024
Accrued expenses	476,982	995,234
Promissory notes payable and loans	1,276,714	1,316,758
Deferred revenue	628,635	69,000
Total Current Liabilities	3,079,156	2,991,016
Notes payable	349,169	2,189,160
Total Liabilities	3,428,325	5,180,176

Stockholders' (Deficit) Equity:
Common stock, $0.0001 par value, 375,000,000 shares authorized; Issued and outstanding 38,578,863 as of December 31, 2022 and 36,163,936 as of December 31, 2021	3,858	3,616
Series A preferred stock, non-dividend, 10 votes per share, $0.0001 par value, 150,000 authorized, issued and outstanding 95,000	10	10
Additional Paid in Capital	6,405,822	2,698,172
Accumulated Deficit	(8,186,340)	(5,962,010)
Accumulated other comprehensive income (loss)	(19,732)	–
Total Stockholders' Deficit	(1,796,382)	(3,260,212)
Total Liabilities and Stockholders' Deficit	$1,631,943	$1,919,964

The accompanying notes are an integral part of these consolidated financial statements

111

BIOREGENX, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

	For the Years Ended December 31,
	2022	2021
Revenues:
Net Sales	$2,437,323	$2,990,772
Cost of sales	797,438	1,072,878
Gross Profit	1,639,885	1,917,894

Operating expenses:
Distributors incentives	265,283	479,816
Selling, general and administrative	3,260,988	3,885,840
Impairment expense	–	830,762
Total operating expenses	3,526,271	5,196,418

Loss from operations	(1,886,386)	(3,278,524)

Other income (expense):
Interest income	159	25,538
Interest expense and financing costs	(338,103)	(341,037)
Gain (loss) on sale of investments	–	390
Loan forgiveness PPP	–	53,387
Total other expenses	(337,944)	(261,722)

Income (loss) before provision for taxes	(2,224,330)	(3,540,246)

Provision for income taxes	–	–
Net Loss	(2,224,330)	(3,540,246)

Comprehensive income:
Net Loss	(2,224,330)	(3,540,246)
Other comprehensive income (loss)
Foreign currency translation adjustment	(19,732)	–
Tax benefit related to foreign currency translation adjustment	–	–
Other comprehensive income (loss), net of tax	$(2,224,062)	$(3,540,246)

Loss Per Share, Basic and Diluted	$(0.06)	$(0.10)
Weighted Average Shares Outstanding, Basic and Diluted	37,885,029	35,266,678

The accompanying notes are an integral part of these consolidated financial statements.

112

MICROVASCULAR HEALTH SOLUTIONS, LLC, MY BODY RX, LLC AND NULIFE SCIENCES, INC.

COMBINED STATEMENTS OF OWNERS’ DEFICIT

	Common Stock		Additional Paid in	Members’ Equity	Stockholders’ Accumulated	Total Members’/ Stockholders’
	Shares	Amount	Capital	Deficit	Deficit	Deficit
Balance, December 31, 2020	6,400,000	$6,400	$410,799	$(1,863,692)	$(558,073)	$(2,004,566)
Issuance of subsidiary equity for services	1,000,000	1,000	369,588	111,356	–	482,544
Net Loss	–	–	–	(261,617)	(691,664)	(959,281)
Balance, April 6, 2021	8,000,000	$8,000	$780,387	$(2,019,953)	$(1,249,737)	$(2,481,303)

BIOREGENX, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ DEFICIT

	Common Stock		Preferred Stock		Additional Paid in	Accumulated	Accumulated other comprehensive	Total Stockholders’
	Shares	Amount	Shares	Amount	Capital	Deficit	Income	Deficit
Balance, April 6, 2021	–	$–	–	$–	$–	$–	$–	$–
Issuance of common stock for merger	34,912,500	3,491	95,000	10	896,241	(3,381,045)	–	(2,481,303)
Issuance of common share in acquisition of Regenr8, LLC	480,000	48	–	–	691,152	–	–	691,200
Issuance of common shares in private placement	771,436	77	–	–	1,110,779	–	–	1,110,856
Net Loss	–	–	–	–	–	(2,580,965)	–	(2,580,765)
Balance, December 31, 2021	36,169,939	3,616	95,000	10	2,698,172	(5,962,010)	–	(3,260,212)
Issuance of common shares in exchange for subsidiary debt	2,069,927	207	–	–	2,980,485	–	–	2,980,692
Issuance of common shares in private placement	345,000	35	–	–	727,165		–	(727,200)
Net Loss	–	–	–	–	–	(2,224,330)	–	(2,224,330)
Other Comprehensive income (loss), net of tax	–	–	–	–	–	–	(19,732)	(19,732)
Balance, December 31, 2022	38,584,863	$3,858	95,000	$10	$6,405,822	$(8,186,340)	$(19,732)	$(1,796,382)

The accompanying notes are an integral part of these consolidated financial statements.

113

BIOREGENX, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
	2022	2021
Operating Activities:
Net Loss	$(2,224,330)	$(3,540,246)
Adjustments to Reconcile Net Loss to Net Cash Used by Operating Activities:
Depreciation and amortization	4,773	597
PPP Loan Forgiveness	–	(53,387)
Common stock issued for services	–	482,544
Common stock issued in satisfaction of interest expense	172,842	–
Impairment expense	–	830,762
Changes in Operating Assets and Liabilities:
Accounts Receivable	(32,186)	1,909
Inventories	266,431	197,021
Trade note receivable	–	263,040
Prepaid expenses and other assets	(205,646)	(105,900)
Accounts payable	88,801	(1,292,262)
Accrued expenses and other liabilities	(723,594)	197,981
Deferred Revenue	559,635	69,000
Net Cash Used by Operating Activities	(2,093,274)	(2,948,941)

Investing Activities
Purchases of property and equipment	–	23,660
Net Cash Used by financing activities	–	23,660

Financing Activities
Increase in SBA loans	–	102,083
Note and loan payments	(2,143,952)	(159,449)
Increase in note and loan balances	263,918	2,208,250
Issuance of common stock in satisfaction of indebtedness	2,980,692	–
Proceeds from the issuance of common stock	727,200	1,110,856
Net Cash Provided by Financing Activities	1,827,858	3,261,740

Net Increase (Decrease) in cash and cash equivalents	(265,416)	289,139

Cash and Cash Equivalents, Beginning Balance	882,112	592,973

Cash and Cash Equivalents, Ending Balance	$616,696	$882,112

Cash Paid During the Year for:
Interest	$53,000	$41,486
Income Taxes	$–	$–

Non-Cash Investing and Financing Activities:
Conversion of accounts payable to notes	–	1,789,277
Conversion of accrued interest to common stock	672,124	–
Net non-cash activities	672,124	1,789,277

The accompanying notes are an integral part of these consolidated financial statements.

114

BIOREGENX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2022 and 2021

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING

Organization and Business:

The Company BioRegenx, Inc. develops and manufactures medical test equipment and high quality, science-based nutritional products that are sold nationally through a direct selling channel, to health professionals and research organizations.

On April 6th, 2021, BioRegenx entered into a combination agreement with Microvascular Health Services, LLC., My Body Rx, LLC and Nulife Sciences, Inc. that resulted in the addition of three subsidiary companies to the group. Due to the ownership structure the combination is accounted for as a combination of entities under common control under the Financial Accounting Standards Board’s Accounting Standard Codification (ASC) Topic 805. The activities of the subsidiaries are included in the financial statements for the entire reporting period with assets and liabilities stated at the historical carrying value.

On September 15, 2021, the Company acquired all the interest in Regenr8, LLC in exchange for shares of the Company’s stock. This acquired company is accounted for as an acquisition and the activities of the acquired company are included in the consolidated financial statements starting with the acquisition. Assets are liabilities are reported at the purchase price allocated to the relative fair market value.

The Consolidated Financial Statements (the “Financial Statements”) include the accounts and operations of the Company, and its controlled subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation. The accounting and reporting policies of the Company conform with accounting principles generally accepted in the United States of America (“US GAAP”).

Going Concern

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplates the continuation of the Company as a going concern. The Company has generated recurring losses from operations and cash flow deficits from its operations since inception and has had to raise funds through equity offerings or borrowings to continue operating. These factors raise substantial doubt about the Company’s ability to continue as a going concern. The continued operations of the Company are dependent upon its ability to raise additional capital, obtain additional financing and develop a business that generates sufficient positive cash flows from operations. The Company continues to raise funds from additional common stock issuances. In April of 2023, the company began sales of the second-generation medical testing machine and other additions to its product lines that Management believes will result in profits and positive cash flow.. Management believes that the Company should be able to continue as a going concern based on their ability to raise additional funds and generate cash from operations.

The accompanying consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue as a going concern.

Use of Estimates

The preparation of Consolidated Financial Statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the Consolidated Financial Statements and the reported amounts of revenues and expenses during the reporting period. These estimates may be adjusted as more current information becomes available, and any adjustment could be significant.

Fiscal Year

The Company operates on a calendar year ending on December 31.

115

BIOREGENX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2022 and 2021

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING (Continued)

Fair Value Measurements

As of December 31, 2022 and December 31, 2021, the Company’s financial instruments include cash equivalents. The cost values of cash equivalents and restricted cash approximate their fair values, based on their short-term nature.

Translation of Foreign Currencies

The Company’s foreign sales activities are conducted in US Dollars and no foreign currency translations are recorded in these financial statements. The Company purchases are conducted in the currency required by the vendors. When a foreign currency transaction is required, the Company will record the transaction in its financial statements at the current exchange rate. Upon satisfaction of the obligation denominated in foreign currency the then current exchange rate is used, any difference in the amount originally recorded the amount to satisfy the obligation is recorded to foreign currency gain or loss. A foreign currency obligation that remains outstanding at the end of a reporting period, the amount outstanding is valued at the exchange rate on the reporting date and an entry is made to other comprehensive income for the resulting translation adjustment.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less from the date of purchase to be cash equivalents. Cash equivalents consisted primarily of bank balances and amounts receivable from credit card processors. Amounts receivable from credit card processors and other forms of electronic payment are considered cash equivalents because they are both short- term and highly liquid in nature and are typically converted to cash within three days of the sales transaction.

Inventories

Inventories are stated at the lower of cost or net realizable value. Cost is determined using the first-in, first-out method. Net realizable value is determined using various assumptions with regard to excess or slow-moving inventories, non-conforming inventories, expiration dates, current and future product demand, and market conditions. A change in any of these variables could result in an adjustment to inventory.

Accounts Receivable

Accounts receivables are recorded at the invoiced amount and do not bear interest. The Company establishes an allowance for doubtful accounts for estimated losses inherent in its accounts receivable as determined by management. In establishing the required allowance, management considers historical losses adjusted to take into account current market conditions and our customers’ financial condition, the amount of the receivables in dispute, and the current receivables aging and current payment patterns. The Company reviews its allowance for doubtful accounts regularly. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote.

Income Taxes

The Company accounts for income taxes using the asset and liability method, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of the differences between the financial statement assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates that are expected to apply to taxable income in the year in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax law is recognized in income in the period that includes the enactment date. Deferred tax expense or benefit is the result of changes in deferred tax assets and liabilities. The Company evaluates the probability of realizing the future benefits of its deferred tax assets and provides a valuation allowance for the portion of any deferred tax assets where the likelihood of realizing an income tax benefit in the future does not meet the “more-likely-than-not” criteria for recognition. The Company recognizes tax benefits from uncertain tax positions only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the Financial Statements from such a position are measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate resolution.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2022 and 2021

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING (Continued)

Property and Equipment

Property and equipment are recorded at cost. Maintenance, repairs, and renewals, which neither materially add to the value of the property nor appreciably prolong its life, are charged to expense as incurred. Depreciation is provided in amounts sufficient to relate the cost of depreciable assets to operations over the estimated useful lives of the related assets. The straight-line method of depreciation and amortization is followed for financial statement purposes. Property and equipment are reviewed for impairment whenever events or changes in circumstances exist that indicate the carrying amount of an asset may not be recoverable. When property and equipment are retired or otherwise disposed of, the cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is included in the results of operations for the respective period.

Leases

The Company has adopted ASC Topic 842 for lease accounting. This standard requires that right of use assets and liabilities are measured and recorded on the balance sheet. ASC Topic 842 provides an exception for short term leases that are for 12 months or less. The Company reports short term leases under the exception to the standard. Leases for a period of 12 months or less are recorded as expense on a ratable basis throughout the term of the lease.

The Company leases two office spaces, its headquarters in Chattanooga Tennessee and a satellite office in Alpine Utah, both are short term leases.

The headquarters is leased from a related party on a month-to-month basis for $1,725.00 per month.

The satellite office is leased from an unrelated party under a twelve-month extension to the original lease at $1,300.00 per month.

The Company rents storage space on a month-to-month basis in various locations total monthly cost was less than $1,000.00 per month.

Intangible Assets

Intangible assets were acquired in the purchase of Regenr8, LLC on September 15th, 2021. See note G Intangibles include product intangibles, formulations and customer-based intangibles. Amortized intangible assets are amortized over their related useful lives, using a straight-line or accelerated method consistent with the underlying expected future cash flows related to the specific intangible asset. Amortized intangible assets ae reviewed for impairment whenever events or changes in circumstances exist that indicate the carrying amount of an asset may not be recoverable. When indicators of impairment exist, an estimate of undiscounted net cash flows is used in measuring whether the carrying amount of the asset or related asset group is recoverable. Measurement of the amount of impairment, if any, is based upon the difference between the asset or asset group’s carrying value and fair value. Fair value is determined through various valuation techniques, including market and income approaches as considered necessary.

Revenue Recognition

The Company applies ASC Topic 606, Revenue from Contracts with Customers ("ASC 606") for all periods presented in the consolidated financial statements. To determine the appropriate amount of revenue to be recognized in accordance with ASC 606, the Company follows a five-step model as follows:

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2022 and 2021

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING (Continued)

1 – Identification of the contract with a customer

2 – Identification of the performance obligation in the contract

3 – Determination of the transaction price

4 – Allocation of the transaction price to the performance obligation in the contract

5 – Recognition of revenue when, or as, a performance obligation is satisfied

Sales Contract with the Independent Business Partners and Customers

The Company through its subsidiaries provides a medical testing machine, consumables for the testing process, wellness devices and nutritional supplements to its Independent Brand Partners (IBP) and customers. IBPs pay an annual membership fee to maintain the IBP status which is a requirement to participate in the compensation plan. Prior to the merger April 4th, 2021, a medical device was also sold directly to health professionals and customers but this product has been discontinued. The products are distributed through a network of IBPs. During the periods presented, the testing machines were primarily sold to educational and research institutions directly by the Company. The medical devices and the supplements were sold to individuals by the independent brand partners. The discontinued medical device was exclusively sold through the network of independent brand partners. The Company assesses the contract term as the period in which the parties to the contract have enforceable rights and obligations. The contract term may differ from the stated term in contracts with certain termination or renewal rights, depending on whether there are substantive penalties associated with those rights. Customer contracts are generally standardized and noncancellable for the duration of the stated contract term. Consumption taxes collected and remitted to tax authorities are excluded from revenue. The Company may use third-party vendors to provide certain goods or services to its customers. The Company evaluates those relationships to determine whether revenue should be reported gross or net. The Company recognizes revenue on a gross basis where it acts as principal and controls the goods and services used to fulfill the performance obligations to the customer and on a net basis where it acts as an agent. The Company has not acted as an agent during the years ended December 31, 2022 and 2021.

Performance Obligation

The counterparties contract to obtain goods and meet the requirements to be customers whether termed customers or independent brand partners. The Company’s sales to educational institutions are of a tangible product. The company requires payment prior to shipping, with only a few exceptions. Sales to educational institutions are not shipped until payment is received. Once an order is paid the invoice is sent to an outsourced fulfillment house for shipping. Shipping typically occurs in 24 hours of the payment. Sales are booked upon shipment when the performance obligation is satisfied.

Sales to health professional and individual consumers, other than annual memberships, are of tangible goods. The company requires payment prior to shipping, with only a few exceptions. Sales to health professionals, other IBPs and consumer are also not shipped until payment is received, typically via credit card. Once an order is paid the invoice is sent to an either an outsourced fulfillment house for shipping or fulfilled in house. Shipping typically occurs in 24 hours of the payment. Sales are booked upon shipment when the performance obligation is satisfied.

All counterparties to the contract may return the product pursuant to the Company’s return policy. Annual Membership of IBPs, which entitle the IBP to distributor status and allow them to participate in the compensation plan, are non-refundable.

Other Revenue

Other types of revenue include fees, which are paid by the customer at the beginning of the service period, for access to online customer service applications and payment fees. Such fees are amortized over the period to which they relate, typically 12 months.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2022 and 2021

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING (Continued)

Transaction Price

The transaction price is the amount received or expected to be received for transferring goods and services to its customers. Each order entered has a fixed price listed in the company’s distributor portal or on a price list at the time the sale is originated.

Payments from the customers are typically made at the time of the order before satisfaction of the performance obligation. The Company in rare instances grants 30-day terms to select long term customers. In such instances the revenue recognition occurs when the performance obligation is satisfied. The Company has elected the practical expedient that permits an entity not to recognize a significant financing component if the time between the transfer of a good or service and payment is one year or less.

Allocations

The Company as a matter of ordinary operations allocated the purchase price against the performance obligation on an order-by-order basis for the entire order. In the event an order has not been fulfilled or partially filled revenues are not recognized for the portion of the order for which the performance obligation has not been satisfied. In December 2022 the company shipped packages of its new wellness product that omitted certain components. An allocation to the portion of the orders that were not fulfilled with functional units was made and deferr3ed revenues were recorded. The Company also made advanced shipments of certain components of its medical test machines. These components were not functional relative to the testing machine’s purpose and no revenue was recorded for these shipments. There has been no transaction price allocated to performance obligations that have not been fully satisfied for the year ended December 31, 2021.

Recognition

Revenue is recognized when the performance obligation is satisfied, primarily upon passage of title, for tangible goods. The majority of collections are through online orders paid through credit cards. There are few exceptions where terms are given to well-known customers, primarily in the academic market. The company’s distributors’ have the option to apply their earned commissions to their orders resulting in an internal entry to record their payment.

The company has not engaged in financing related to its products. When third party finance companies are used by the customer the order is considered paid when funds are received from the finance company.

There are no contracts that extend beyond the performance of the original sales obligation.

Product Return Policy

All product orders that are unused and returned within the first 30 days following purchase are refunded at 100% of the sales price.

Independent Business Partners Incentives

Incentives expenses include all forms of commissions, and other incentives paid to our Independent Business Partners (IBPs).

Selling, General and Administrative

Selling, general and administrative expenses include wages and benefits, depreciation and amortization, rents and utilities, associate event costs, advertising and professional fees, marketing, and research and development expenses.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2022 and 2021

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING (Continued)

Equity-Based Compensation

The Company records compensation expense in the Financial Statements for equity-based awards based on the fair value on the date of transfer. Fair value was determined by valuations of the separate subsidiaries before the merger based on a variety of factors including expected cash flow, comparable industry values and tangible and intangible asset values. For the period presented, all equity-based compensation consisted of direct transfers of equity interests for services provided in prior periods and were fully vested upon the award. There was no formal vesting period for the awards and the awards were recognized upon the grant.

Advertising

Advertising costs are charged to expense as incurred and are presented as part of the “Selling, general and administrative” line item.

Research and Development

Research and development costs are expensed as incurred per ASC Topic 730. None of the activities of the Company in the periods presented qualified for exceptions to the general guidance of ASC Topic 730.

Earnings Per Share

Basic earnings per common share ("EPS") are based on the weighted-average number of common shares that were outstanding during each period. For the weighted-average number of common shares outstanding for combined period ended December 31, 2020 the initial shares issued in the merger on April 6th, 2021 were used as the divisor. Before the merger, the equity of the combined group consisted of both limited liability company equity and corporate equity making the comparison of shares outstanding of the subsidiaries to the consolidated group inaccurate. Diluted EPS is not applicable during the periods presented, as there were no convertible securities or options outstanding.

Accounting for debt-to-equity conversions

In order to simplify, and provide less confusion, on accounting for debt with conversion options, FASB release ASU 2020-06 in August 2020 has been adopted by the Company. For the years ended December 31, 2022 and December 31, 2021 there were no convertible debt instruments outstanding. See Subsequent Event Note for description of debt-to-equity conversion transactions that occurred March 31, 2022.

ASU 2020-06 simplifies the accounting for convertible instruments. Therefore, the embedded conversion features no longer are separated from the debt with conversion features that are not required to be accounted for as derivatives or that do not result in substantial premiums accounted for as paid-in capital. Consequently, a convertible debt instrument will be accounted for as a single liability measured at its amortized cost and therefor will be accounted for as a single equity instrument measured at its historical cost.

NOTE B—INVENTORIES

	12/31/2022	12/31/2021
Finished Goods	$404,471	$653,291

Supplement Inventories are purchased in finished form with labels purchased separately in an amount to support the production run. Medical testing equipment components were purchased and assembled once orders were received during the financial statement period.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2022 and 2021

NOTE C—PREPAIDS EXPENSES AND OTHER CURENT ASSETS

Prepaid expenses and other current assets consisted of the following:

	12/31/2022	12/31/2021
Prepaid commissions	$275,881	$243,381
Other current assets	304,959	105,900
Total	$580,840	$349,281

NOTE D—INCOME TAXES

Consolidated earnings before income taxes consists of the following:

Income tax expense (benefit) included in income from continuing operations consists of the following:

	12/31/2022	12/31/2021
Years Ended 2022 and 2021 Current and Deferred	$–	$–

During the period starting January 1st, 2021 until the combination date of April 6th, 2021, each subsidiary filed separate income tax returns. Each subsidiary other than NuLife Sciences, Inc. filed as flow through entities for tax purposes and the owner’s reported income and loss on their tax returns for the short period ended April 6, 2021. The Company reported net taxable loss for the short period beginning April 7th and ending December 31. 2021. As of January 1, 2023, the Company expect to have net operating loss carryovers and tax credit carryovers. The Company believes the utilization of the carryforwards cannot be determined with reasonable accuracy at this time due to provisions in the tax code that could act to limit the utilization of the carryovers and uncertainty in the determination of the periods that the carryovers may be utilized against future taxable income. The Company maintains a full valuation allowance on its carryforwards. Valuation allowances are determined using a more-likely-than-not realization criteria and are based upon all facts and circumstances. The Company files income tax returns in the United States and multiple states. In general, the Company's and predecessor’s tax filings are subject to examination for years ending on or after December 31, 2019, however, the statutes of limitations in certain instances may be longer.

NOTE E—PROPERTY AND EQUIPMENT

Cost of property and equipment and their estimated useful lives is as follows:

	12/31/2022	12/31/2021
Computer equipment and software	$18,497	$23,270

Estimated useful lives for computer equipment and software is 5 years.

Depreciation of property and equipment was $4,773 and $597 for the years ended 2022 and 2021, respectively.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2022 and 2021

NOTE F—OPERATING LEASES

The following table presents supplemental lease information:

	12/31/2022	12/31/2021
Operating lease costs	$49,441	$35,954

Operating lease cost were related to the Company’s office space and storage space rentals, see related party disclosures below.

NOTE G—INTANGIBLE ASSETS

The Company did not have any capitalized intangible cost at 12/31/2022. The Company performed its annual indefinite-lived intangible asset impairment test during 2021. The Company performed a qualitative assessment of the intangible assets and based on a delay in implementing the acquired assets determined that it was more-likely-than-not that the fair value of any indefinite-lived intangible asset was less than the carrying amount. The Company determined that the fair market value of the acquired intangibles was not determinable as of 12/31/2021. As a result, an impairment expense was recognized for the amount acquired.

Intangible assets consist of the following:

Amortizable intangible assets	12/31/2022	12/31/2021
Acquired intangibles – Regenr8 Acquisition	$–	$–

Impairment Expense (included in operating expenses)	–	830,762

NOTE H—OTHER ASSETS

Other Assets consisted of the following:

	12/31/2022	12/31/2021
Investment in Thunder Struck	$–	$11,025

Investment in Thunder Struck represents a marketing arrangement entered into to develop the health practitioner distribution channel.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2022 and 2021

NOTE I—COMMITMENTS AND CONTINGENCIES

Unconditional Purchase Obligations

The Company is involved in various lawsuits, claims, and other legal matters from time to time that arise in the ordinary course of conducting business, including matters involving its products, intellectual property, supplier relationships, distributors, competitor relationships, employees and other matters. The Company records a liability when a particular contingency is probable and estimable. The Company faces contingencies that are reasonably possible to occur; however, they cannot currently be estimated. While complete assurance cannot be given as to the outcome of these proceedings, management does not currently believe that any of these matters, individually or in the aggregate, will have a material adverse effect on the Company’s financial condition, liquidity or results of operations. It is reasonably possible that a change in the contingencies could result in a change in the amount recorded by the Company in the future.

NOTE J—ACQUISITIONS

Formation

On April 6th, 2021 the Company’s consolidated group was formed by the contribution of 100% of the equity interests of three companies, Microvascular Health Services, LLC, My Body Rx, LLC and NuLife Sciences, Inc. in exchange for newly issued common and preferred stock representing all the issued and outstanding shares of BioRegenx. The combination is expected to product synergies between companies with the production activities and the distribution network of the marketing company. After the contribution of the Microvascular Health Services, LLC interest it was discovered that certain prior arrangements may have impaired the transferability of 10% of the interest. Authorized share corresponding to this amount were placed in reserve pending resolution.

If the reserved shares were issued the total common shares outstanding would be as follows:

	12/31/2022	12/31/2021
Adjusted Common Share Outstanding	40,416,363	38,007,436

Regenr8

On September 15, 2021, 100% of the equity of Regenr8, LLC (Regenr8) was acquired in exchange of newly issued common shares of the Company. The Regenr8 acquisition added a consumable testing product and a nutritional supplement that complements and expands the Company’s product line.

Goodwill was not recorded as part of the acquisition.

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BIOREGENX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2022 and 2021

The table that follows summarizes the consideration paid, the assets acquired, and liabilities assumed recognized at the acquisition date.

At September 15, 2021
$ Amount
Consideration
BioRegenx common stock 480,000 shares	$691,200
Fair value of total consideration transferred	$691,200

Recognized amounts of identifiable assets acquired and liabilities assumed
Cash	109,021
Food product formulas	46,250
Genetic testing product	738,262
Customer lists	46,250
Accounts payable	(14,083)
Notes payable	(234,500)
Total identifiable net assets	$691,200

Acquisition related costs
(Included in selling, general and administrative costs in the Company's income statement for the year ended December 31, 2021)	$8,322

NOTE J—ACQUISITIONS

The fair market value of the 480,000 shares issued as consideration paid for Regenr8 of $691,000 was determined by the share value of the private placement offering that was open concurrent to the acquisition period.

The financial assets acquired consisted solely of a cash account and it was valued at the ending bank balance on the date of the acquisition.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2022 and 2021

NOTE K—EXECUTIVE COMPENSATION

Executive compensation for the periods presented are shown in the table below.

Name and principal position	Year	Salary	Bonus	Stock awards	Option Awards	All other compensation	Total
		($)	($)	($)	($)	($)	($)
William Resides, Chief Executive	2021	0	0	0	0	180,000	$180,000
Officer and Chief Financial Officer	2022	0	0	0	0	180,000	$180,000

Robert M. Long, Chief Operations	2021	100,385	0	0	0	22,178	$122,563
Officer	2022	105,727	0	0	0	0	$105,727

Hans Vink, Chief Science Officer	2021	0	0	0	0	191,800	$191,800
	2022	0	0	0	0	150,700	$150,700

Joseph S Bird, Chief Medical Officer	2021	0	0	0	0	67,606	$67,606
and Treasurer	2022	0	0	0	0	0	$0

Robert Doran, Executive Vice	2021	0	0	371,188	0	60,000	$431,188
President	2022	0	0	0	0	60,000	$60,000

Gary Hennerberg, Chief Marketing	2021	0	0	111,356	0	67,000	$178,356
Officer and Secretary	2022	0	0	0	0	72,500	$72,500

The Company does not currently sponsor a retirement plan of any type and does not have a non-equity incentive plan.

Equity based compensation

Total equity-based compensation expense was $-0- and $482,544 for years 2022 and 2021, respectively. The equity compensation was granted to key employees for past services rendered. The equity was paid in the form of direct equity interests of the member companies prior to the combination on April 6, 2021. There was no formal vesting period for the grants.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2022 and 2021

NOTE K—OFFICERS’ COMPENSATION (Continued)

The amounts granted were as follows:

	12/31/2022	12/31/2021
Robert Doran	$–	$371,188
Gary Hennerberg	–	111,356
Total	$–	$482,544

NOTE L—STOCK AWARDS PLAN

On May 31, 2021, the Board of Directors adopted a Stock Awards Plan (“Plan”). The purpose of the Plan is to attract, retain and motivate employees, directors and persons affiliated with the Company and to provide such participants with additional incentive and reward opportunities. The awards may be in the form of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock awards, phantom stock awards, or any combination of the foregoing. The total number of shares of stock reserved for issuance under the Plan is 5,600,000. No awards have been granted under the plan to date.

NOTE M—SHARES SOLD

In June 2021, the Company Issued a private placement memorandum which offered for sale shares of its common stock to qualified accredited investors. The shares were valued at $1.44 per common share. The offering was closed September of 2021. The results are summarized in the following table.

Number Of Shareholders	# of Shares	Funds Raised
39	771,436	$1,110,856

The Company issued shares to a sophisticated investor as term is used under Section 4(a)(2) of the Securities act in the second and third quarter of 2023.

Number Of Shareholders	# of Shares	Funds Raised
1	307,000	$632,200

In November 2022, the Company issued a second private placement memorandum which offered for sale shares of its common stock to qualified accredited investors. The Shares were valued at $3.00 per common share. The offering was open as of September 30, 2023. The results are summarized in the following table.

Number Of Shareholders	# of Shares	Funds Raised
2	38,000	$95,000

NOTE N—CONVERSION OF INDEBTEDNESS TO COMMON SHARES

In March of 2022, certain related party debt, including accrued interest to date, was converted into common Stock of the Company.

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BIOREGENX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2022 and 2021

NOTE N—CONVERSION OF INDEBTEDNESS TO COMMON SHARES (Continued)

The table below shows the number of shares issued for the debt retired.

Debtholder	Amount	Shares
Loan Peak Holdings	$12,882	8,947
Robert Long Trust	80,935	56,205
Connie W Wilson Revocable Trust	232,663	161,572
Gail Long	68,684	47,697
David R and Diane H Long Living Trust	1,056,949	733,993
Wilshire Holdings Trust	1,070,005	743,059
Libertas Trust	458,574	318,454
Total	$2,980,692	2,069,927

The Company’s management believes this transaction will free up cash for operations, assist in raising capital, and allow the Company to better pursue it’s objectives. The shares were valued at $1.44 per share based on the offering price outstanding on the date of the transaction.

NOTE O —RELATED-PARTY TRANSACTIONS

Loans

BioRegenx and its subsidiaries have financed past activities, in part, with borrowing from certain related parties. The principal amount of debt from related parties is summarized in the following table:

Related Party	12/31/2022	12/31/2021
Libertas Trust	180,000	180,000	A
Libertas Trust	–	400,664	A
Wilshire Holding Trust	673,000	420,000	A
Wilshire Holding Trust	–	934,882	A
Resco Enterprises Trust	157,747	157,747	A
Avis Trust	67,606	67,606	A
Lone Peak Holdings, LLC	–	3,500	B
Robert Long	–	64,746	C
Robert Long	15,000	4,082	C
Michael Long	–	7,495	D
Richard Long	60,863	60,863	D
Gail Long	–	44,735	D
Diane Long	–	547,678	D

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2022 and 2021

NOTE O—RELATED-PARTY TRANSACTIONS (Continued)

A Stockholder and related to current officer

B Entity controlled by current officer

C Stockholder and officer

D Relative of current officer

The Company has made advances to related parties as follows:

	12/31/2022	12/31/2021
GlycoCheck B.V.(Net)	$79,772	$24,194
Robert Long	166,290	149,003
Total	$246,062	$173,197

Total accrued interest on related party debts was $209,435 and $727,935 for 12/31/2022 and 12/31/2021, respectively. Related party advances have been fully reserved to administrative expense.

Rental

The Company rents its home office from BBD Holdings, LLC which is controlled by Joseph Bird, an officer and director. The rental is on the month-to-month basis and is at a rate of $1,725.00 per month which is no more than the prevailing rate for the Chattanooga, TN market.

Royalties

The Company sells a product subject to a royalty agreement with the VHS Pool that was set up by a predecessor entity, through two if its subsidiaries. An officer and director – Robert Long through a related entity – Lone Peak Innovative Holdings, LLC, has a creditor interest in the VHS Pool. Lone Peak Innovative Holdings, LLC has to date not received payments from the VHS Pool and the likelihood of future payments are not ascertainable.

The royalty agreement calls for the payment of 1% of the gross sales of the subject product(s). The royalty applies to any product designed to support a healthy Endothelium Glycocalyx, such as the company’s Endocalyx. The royalty agreement also calls for the payment of 1% of the proceeds, after taxes, on a liquidity event. A liquidity event is defined as the subsidiary entering an arms-length transaction with a third party or making an initial public offering. Should a liquidity even occur, the agreement requires a minimum payment to raise the pool amount to $7,500,000. The pool ceiling is $15,000,000 and the Company may have two subsidiaries subject to the agreement.

Royalties paid during the periods presented were:

	12/31/2022	12/31/2021
GlycoCheck B.V.(Net)	$79,772	$24,194
Robert Long	166,290	149,003
Total	$246,062	$173,197

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BIOREGENX, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2022 and 2021

NOTE O—RELATED-PARTY TRANSACTIONS (Continued)

Distribution Agreement

The Company has a worldwide distribution agreement with GlycoCheck B.V. for the GycoCheck machine. GlycoCheck B.V. is 26.6% owned by an officer and board member of the Company – Hans Vink.

Accrued Expenses and Reimbursements:

The Company accrued payments to entities related to the owners in 2021 and 2020 before the merger. The balance of the amounts accrued were $60,597 and $1,056,218 for 2021 and 2020, respectively. During 2021 in anticipation of the merger, the unpaid balances of the accruals and other loans were converted into notes payable as follows:

Wilshire Holdings Trust	$1,094,747
Libertas Trust	469,177
Resco Enterprises Trust	157,747
Avis Trust	67,606
Total	$1,789,277

The Company reimburses certain officers for approved company expenses paid through individual credit cards.

NOTE P—SUBSEQUENT EVENTS:

Findit Commitment

The Company executed an amended and restated letter of intent with Findit, Inc (FDIT) on July 1, 2022. The agreement provides for a merger of BioRegenx into Findit, Inc with all BioRegenx Common and Preferred Shares being exchanged for 90% of the FDIT common and preferred shares outstanding after the completion of the terms of the exchange. The letter of intent was initially valid for a 90 day period, unless mutually extended by the parties. The letter of intent was extended again in September 2022 without a set expiration date. The parties continue to pursue and further actions are planned after the issuance of the 12/31/2022 audit report.

Immediately after the merger BioRegenx will trade under the FDIT symbol on the OTC Pink Markets. As soon as practicable after the merger the parties will implement an up to 25 to 1 reverse split to improve the ability to attract institutional investors and qualify for a senior exchange.

Simultaneously with the close of the proposed transaction, all the current assets and liabilities of FDIT, shall be transferred to a newly formed subsidiary. The parties agree that the newly formed subsidiary may be spun out on yet to be determined terms.

As a condition precedent to closing, the principals of FDIT shall execute an option agreement with FDIT relating to its acquisition of all or a majority of the shares of ClassWorx (CHNO) subsequent to the merger. After closing of the merger with FDIT and subsequently, upon exercising the option of the acquisition of ClassWorx, the Board of Directors agree to support and cause to be placed on the ballot, at each election of Directors, a designated nominee to the Board of Directors of the Company.

129

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2022 and 2021

NOTE P—SUBSEQUENT EVENTS: (Continued)

On January 6th, 2023, Findit, Inc filed form 8-K material event reporting the definitive merger agreement with BioRegenx, Inc.

PFV Fund I, Ltd

The Company secured a term sheet for a Senior Secured Debt Financing and Equity proposal in February of 2022. The Terms provides for a total funding package of up to $10,000,000.00 Senior Secured Loan and $15,000,000 in Equity Contributions for common shares, preferred shares and warrants.

The proceeds of the debt are designated for purchases of controlling interests in Board approved acquisitions. The proceeds of the equity funds are designated for expanded production, product marketing and working capital.

The term sheet does not bind the parties to the agreement until a definitive loan agreement, security agreement and stock purchase agreement are executed by the parties. In the first quarter on 2023, this commitment was terminated and commitment fees are refundable to the Company.

Private Placement Memorandum

The Company currently has an open Private Placement Memorandum to raise additional funds from accredited investors in the first quarter and second quarter of 2023. The Private Placement Memorandum will offer up to a maximum of 1,200,000 common shares of the Company at $3.00 per share. The offering will have a dilutive effect on the holdings of the existing shareholders. The offering will terminate on or before the merger with Findit is finalized or earlier at the option of management. Additional investments at the end of the first quarter 20203 were $350,490. The Company’s management believes it will continue to be successful in raising capital to fund operations.

PFV Fund I, Ltd

The Company secured a term sheet for a Senior Secured Debt Financing and Equity proposal in February of 2022. The Terms provides for a total funding package of up to $10,000,000.00 Senior Secured Loan and $15,000,000 in Equity Contributions for common shares, preferred shares and warrants.

The term sheet did not bind the parties to the agreement until a definitive loan agreement, security agreement and stock purchase agreement are executed by the parties. In the first quarter of 2023, the commitment was withdrawn and a deposit fee paid for the commitment is refundable.

Officer and Board Member Changes

In the first quarter of 2023 the following officers resigned to pursue other interests. Each of the officers has offered to assist in transitioning the positions, and each former officer is available to the Company on a consulting basis should the Company deem it beneficial.

Joseph S Bird, Chief Medical Officer and Treasurer

Robert Doran, Executive Vice President

Robert Doran also resigned his board membership and nominated Sherri Adams, Director of Operations to simultaneously fill the seat, per the companies operating agreement. The nomination of Sherri Adams was unanimously approved.

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HOUSEHOLDING

As permitted under the Exchange Act, in those instances where we are mailing a printed copy of this Information Statement, only one copy of this Information Statement is being delivered to stockholders that reside at the same address and share the same last name, unless such stockholders have notified the Company of their desire to receive multiple copies of this Information Statement. This practice, known as “householding”, is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources.

The Company will promptly deliver, upon oral or written request, a separate copy of this Information Statement to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies should be directed to the Company by phone at (404) 443-3224 or by mail to Findit, Inc., 5051 Peachtree Corners Circle, 3200, Peachtree Corners, GA 30092. Stockholders residing at the same address and currently receiving multiple copies of this Information Statement may contact the Company at the address or telephone number above to request that only a single copy of an information statement be mailed in the future.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Exchange Act. We file reports, proxy statements and other information with the SEC. The SEC also maintains an internet site that contains our reports, proxy and information statements and other information at www.sec.gov.

The Company will make available a copy of the documents we file with the SEC on the “Investors” section of our website at http://crkfrisco.com as soon as reasonably practicable after filing these materials with the SEC. The information provided on our website is not part of this Information Statement, and therefore is not incorporated by reference. Copies of any of these documents may be obtained free of charge on our website.

This Information Statement incorporates important business and financial information about the Company from documents that are not attached to this Information Statement. This information is available to you without charge upon your request. You can obtain the documents incorporated by reference into this Information Statement free of charge by requesting them in writing or by telephone from the Company at the following addresses and telephone number:

Findit, Inc.

Attention: Raymond Firth, Chief Executive Officer

5051 Peachtree Corners Circle, #200

Peachtree Corners, GA 30092

Telephone number: (404) 443-3224

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Annex A

Agreement and Plan of Merger

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER (this "Merger Agreement") made and entered into effective December 29, 2022 by and between BioRegenx, Inc., a Nevada corporation ("BioRegenx") and Findit, Inc., a Nevada corporation ("Findit").

WITNESSETH:

WHEREAS, BioRegenx is a corporation duly organized and existing under the laws of the state of Nevada;

WHEREAS, Findit is a corporation duly organized and existing under the laws of the state of Nevada;

WHEREAS, on the date of this Merger Agreement, BioRegenx has the authority to issue three hundred seventy five million (375,000,000) shares of common stock, $.0001 par value per share, of which thirty eight million, five hundred eighty eight thousand, one hundred seventy three (39,588,173) common shares are validly issued and outstanding, fully paid and non-assessable and twenty five million (25,000,000) preferred shares, $.001 par value. BioRegenx has designated one hundred fifty thousand (150,000) Series A preferred shares, of which ninety five thousand (95,000) Series A preferred shares are validly issued and outstanding;

WHEREAS, on the date of this Merger Agreement, Findit has authority to issue five hundred million (500,000,000) authorized shares of common stock $.001 par value per share of which two hundred sixty nine million, seven hundred forty five thousand, six (269,745,006) common shares are issued and outstanding, fifty million (50,000,000) authorized Series A preferred shares of which five million (5,000,000) Series A preferred shares are issued and outstanding and five million (5,000,000) authorized Series B preferred shares, of preferred shares of which four million nine hundred thousand (4,900,000) Series B preferred shares are issued and outstanding;

WHEREAS, the respective Boards of Directors of BioRegenx and Findit have determined that it is advisable and to the advantage of said two corporations that BioRegenx merge into Findit (hereinafter also referred to as the “Surviving Corporation” upon the terms and conditions herein provided; and

WHEREAS, the respective Boards of Directors of BioRegenx and Findit have approved this Merger Agreement and the Boards of Directors of BioRegenx and Findit have directed that this Merger Agreement be submitted to a vote of their shareholders, if required by state law.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, BioRegenx and Findit hereby agree to merge as follows:

(1)Name Change. The name of the Surviving Corporation shall be amended to be BioRegenx, Inc.

(2)Increase in Authorized Common Shares. The authorized common shares shall be increased to four billion (4,000,000,000).

(3) Mechanics for Closing Merger. Prior to Closing, each party shall execute and deliver, or cause to be executed and delivered to Jody M. Walker, Attorney At Law as escrow agent, all common stock, Series A preferred stock, documents and instruments, in form and substance satisfactory as reasonably required to carry out or evidence the terms of this Agreement.

Upon the approval of the respective shareholders, the executed Articles of Merger shall be filed with the Nevada Secretary of State.

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(4) Further Assurances. At or after Closing, BioRegenx, at the request of Findit, shall promptly execute and deliver, or cause to be executed and delivered, to Findit all such documents and instruments, in form and substance satisfactory to Findit, as Findit reasonably may request in order to carry out or evidence the terms of this Agreement.

(5)Retirement of Series A and Series B preferred shares. Findit shall have retired its issued and outstanding Series A and Series B preferred shares, in accordance with the authorization from the Series A and Series B preferred shareholders.

(6)Reverse stock split. As soon as practicable, both Parties agree to the implementation of up to a 1 for 25 reverse split of FDIT’s common and preferred stock to improve FDIT’s ability to attract institutional investors and analysts as well as to graduate to a senior exchange (OTCQB, NASDAQ).

(7)Potential Spinoff. Simultaneously with the close of the proposed transaction, all of the current assets and liabilities of FDIT, shall be transferred into a wholly owned subsidiary. Both parties agrees that the wholly owned subsidiary may be subsequently spun out upon yet to be determined terms, except that the parties agree that no spin out shall occur until the outstanding $150,000 EIDL loan is repaid in full. The parties acknowledge that, subsequent to the spin out, all assets and liabilities currently outstanding in FDIT will follow the subsidiary and will not be the responsibility of the merged entity post-closing of this transaction.

(8)Classworx Option. Simultaneously with the close of the proposed transaction and as a condition precedent to said closing, the Principals of FDIT shall execute an option agreement with FDIT relating to its acquisition of all of their shares in Classworx (CHNO), subsequent to the merger. The option shall be on terms comparable to those agreed to in this Agreement. After said closing of merger with FDIT and subsequently upon exercising the option of the acquisition of ClassWorx, the Board of Directors agree to support and cause to be placed on the ballot at each election of Directors one name chosen by the current principals of Classworx which shall be a nominee to the current Board of Directors of the Company.

(9) Stock of BioRegenx. On and after the Effective Date, all of the outstanding certificates that prior to that time represented shares of BioRegenx shall be recalled and canceled and not more than three hundred thirty seven thousand, seven hundred ninety three thousand, nine hundred fifty nine (337,793,959) common shares and eight hundred thirty six thousand, forty eight (836,048) Series A preferred shares Findit Common and Preferred Shares shall be issued in proportion to their ownership percentage. Said merger consideration will represent not more than ninety (90) percent of the total voting securities of the newly merged company.

The registered owner on the books and records of BioRegenx or its transfer agents of any outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to Findit or its transfer agents, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Findit Common Stock evidenced by such outstanding certificate as above provided.

(10) Resignation of Officers and Directors. Each of the current officers and directors of Findit whose written resignation BioRegenx has requested shall have delivered to BioRegenx written resignations effective as of the effective date of the Merger (the “Effective Date”).

(11) Book Entries. As of the Effective Date, entries shall be made upon the books of Findit in accordance with the following.

(a) The assets and liabilities of BioRegenx shall be recorded at the amounts at which they were carried on the books of BioRegenx immediately prior to the Effective Date.

(b) There shall be credited to the common stock account of Findit the aggregate amount of the total paid-in capital of all shares of Findit Common Stock resulting from the conversion of the outstanding BioRegenx Common Stock pursuant to the merger.

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(c) There shall be credited to the retained earnings account of Findit the aggregate of the amount carried in the retained earnings account of BioRegenx immediately prior to the Effective Date.

(12) Access to Documentation. Prior to the merger, Findit and BioRegenx shall provide each other full access to their books and records, and shall furnish financial and operating data and such other information with respect to their business and assets as may reasonably be requested from time to time. If the proposed transaction is not consummated, all parties shall keep confidential any information (unless ascertainable from public filings or published information) obtained concerning each others operations, assets and business.

(13) Abandonment. At any time before the Effective Date, the Agreement and Plan of Merger and the Articles of Merger may be terminated and the Merger may be abandoned by the Board of Directors of either Findit or BioRegenx or both, notwithstanding approval of the Merger Agreement by the shareholders of Findit or the shareholders of BioRegenx or both.

(14) Counterparts. In order to facilitate the filing and recording of this Merger Agreement the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

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IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by resolution of the Boards of Directors of BioRegenx and Findit, is hereby executed on behalf of each of said two corporations by their respective officers thereunto duly authorized.

BioRegenx, Inc.

A Nevada corporation

/s/William Resides

William Resides, Chief Executive Officer

Findit, Inc.

A Nevada corporation

/s/Raymond Firth

Raymond Firth, President

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Annex B

Form of Amendment to Articles of Incorporation

[Seal of the State of Nevada]

FRANCISCO V. AGUILAR

Secretary of State

202 North Carson Street

Carson City, Nevada 89701-4201

(775) 684-5708

Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)

Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)

Restated Articles (PURSUANT TO NRS 78.403)

Officer’s Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1.	Entity Information: Name of entity as on file with the Nevada Secretary of State:

Findit, Inc.

Entity or Nevada Business Identification Number (NVID): C30222-1998

2.	Restated or Amended and Restated Articles: (Select one) (If amending and restating only, complete section 1,2,3,5 and 6)

[_] Certificate to Accompany Restated Articles or Amended and Restated Articles

[_] Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ______. The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

[_] Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3.	Type of Amendment Filing Being Completed: (Select only one box) (If amending complete section 1,3,5 and 6.)

[_] Certificate of Amendment to the Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following:

(Check only one box) [ ] incorporators [ ] board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued.

[X] Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 78.14%

[_] Officer’s Statement (foreign qualified entities only)-

Name in home state, if using a modified name in Nevada: _____

Jurisdiction of formation: _____

Changes to takes the following effect:

[_] The entity name has been amended. [ ] Dissolution

[_] The purpose of the entity has been amended. [ ] Merger

[_] The authorized shares have been amended. [ ] Conversion

[_] Other: (specify changes) _____

* Officer’s statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

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4.	Effective Date and Time: (Optional) Date: _____ Time: _____

5.	Information Being Changed: (Domestic corporations only)

Changes to takes the following effect:

[_] The entity name has been amended.

[_] The registered agent has been changed. (attached Certificate of Acceptance from new registered agent)

[_] The purpose of the entity has been amended.

[X] The authorized shares have been amended.

[_] The directors, managers or general partners have been amended.

[_] IRS tax language has been added.

[_] Articles have been added.

[_] Articles have been deleted.

[_] Other.

The articles have been amended as follows: (provide article numbers, if available)

Article IV Capital Stock has been amended to read as follows: see attached

(attach additional page(s) if necessary)

6.	Signature: (Required) X /s/ Raymond Firth President

Signature of Officer or Title

Authorized Signer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below: (attach additional page(s) if necessary)

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FINDIT, INC.

AMENDMENT TO THE ARTICLES OF INCORPORATION

ATTACHMENT

ARTICLE IV Capital Stock

The aggregate number of shares that the corporation shall have authority to issue is:

4,000,000,000 shares of Common Stock, par value $0.001

50,000,000 shares of Series A Preferred Stock, par value $0.001; and

5,000,000 shares of Series B Preferred Stock, par value $0.001; and

The stock may be issued from time to time without any action by the stockholder for such consideration as may be fixed from time to time by the Board of Directors and shares so issued, the full consideration of which has been paid or delivered, shall be deemed the full paid up stock, and the bolder of such share shall not be liable for any further payment for such shares. Such stock shall not be subject to assessment to pay the debts of the corporation, and no. paid up stock and no stock issued as fully paid shall ever be assessed or be assessable by the corporation The holders of such stock shall not be individually responsible for the debts, contracts, or liabilities of the corporation and shall not be liable for assessments to restore impairments in the capital of the

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